UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606, USA

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management
Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

Louis Mendes

Columbia Acorn Trust

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606, USA

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 800

Washington, DC 20005

(Name and address of agent for service)

Registrant's telephone number, including area code:   (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2019
Columbia Acorn® Fund
Columbia Acorn International®
Columbia Acorn USA®
Columbia Acorn International SelectSM
Columbia Acorn SelectSM
Columbia Thermostat FundSM
Columbia Acorn Emerging Markets FundSM
Columbia Acorn European FundSM
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Funds, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800.345.6611 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds, including the Columbia Acorn Funds, held in your account if you invest through a financial intermediary or all Columbia Funds, including the Columbia Acorn Funds, held with the fund complex if you invest directly with the Funds.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds   |  Annual Report 2019

Fund at a glance
Columbia Acorn® Fund
Investment objective
Columbia Acorn® Fund (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager or Co-Portfolio Manager since 2016
Service with Fund since 2015
Erika K. Maschmeyer, CFA
Co-Portfolio Manager since May 2019
Service with Fund since 2016
Richard Watson, CFA
Co-Portfolio Manager since May 2019
Service with Fund since 2006
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2019)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	26.21	10.04	11.52	13.79
	Including sales charges		18.95	8.75	10.86	13.66
Advisor Class		11/08/12	26.58	10.29	11.80	14.15
Class C	Excluding sales charges	10/16/00	25.12	9.21	10.69	12.93
	Including sales charges		24.24	9.21	10.69	12.93
Institutional Class		06/10/70	26.60	10.33	11.83	14.15
Institutional 2 Class		11/08/12	26.63	10.36	11.85	14.16
Institutional 3 Class		11/08/12	26.74	10.43	11.90	14.17
Russell 2500 Growth Index			32.65	10.84	14.01	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2019 prospectus (as supplemented), the Fund’s annual operating expense ratio is 0.86% for Institutional Class shares and 1.11% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2019	3

Fund at a glance  (continued)
Columbia Acorn® Fund
The Growth of a $10,000 Investment in Columbia Acorn® Fund Institutional Class Shares
December 31, 2009 through December 31, 2019
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.3
Money Market Funds	1.4
Securities Lending Collateral	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	4.9
Consumer Discretionary	14.5
Consumer Staples	2.1
Energy	0.6
Financials	8.4
Health Care	22.0
Industrials	17.2
Information Technology	24.9
Materials	1.0
Real Estate	4.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Acorn Family of Funds | Annual Report 2019

Manager Discussion of Fund Performance
Columbia Acorn® Fund
Matthew A. Litfin, CFA
Lead Portfolio Manager
Erika K. Maschmeyer, CFA
Co-Portfolio Manager
Richard Watson, CFA
Co-Portfolio Manager
Columbia Acorn® Fund Institutional Class shares returned 26.60% for the 12-month period ended December 31, 2019, underperforming the 32.65% return of the Fund’s primary benchmark, the Russell 2500 Growth Index.
While stocks experienced periodic volatility in 2019, the generally positive environment fueled impressive gains for the small-cap growth category. The U.S. Federal Reserve’s (Fed’s) shift to an accommodative policy — highlighted by three interest rate cuts and daily injections of liquidity into the money markets from mid-September onward — was a key factor in the rally. Better-than-expected economic growth and reduced trade tensions between the United States and China also provided a boost to the market in the latter part of the year. Small-cap stocks, while outperforming large-cap stocks in the fourth quarter, lagged large caps for the full 12 months. Growth stocks finished 2019 well ahead of value stocks, marking the continuation of a multi-year trend.
Although these factors created a tailwind for the Fund, the Fund did not keep pace with the benchmark in 2019. The benchmark was led by a number of speculative, momentum-driven stocks, including many without earnings. In contrast, we strive to add value in the Fund by picking stocks through intensive fundamental research and disciplined valuation techniques. Instead of attempting to analyze macroeconomic themes or trying to determine the direction of the broader market, we emphasize what we believe are high-quality growth companies with sustainable competitive advantages and reasonable valuations. We believe this approach, rather than one that seeks to chase momentum, is well suited to the Fund’s goal of longer term outperformance.
Sector allocations played a role in the Fund’s shortfall in 2019. An above-benchmark weighting in the consumer discretionary sector dampened results, as did an underweight in information technology. Stock selection was also a net detractor, with underperformance relative to the benchmark in the consumer discretionary and health care sectors. Despite relative underperformance, the Fund delivered strong absolute returns in health care and information technology, as it beat the benchmark’s returns in the industrials and financials sectors.
SAGE Therapeutics, Inc. was the leading detractor from absolute returns at the individual stock level. The company’s depression drug failed in Phase 3 Food & Drug Administration (FDA) trials, causing the stock to lose more than half of its value in a single day in early December. We sold the position as it no longer fit our investment thesis. The health care company MacroGenics, Inc. was also pressured by weaker-than-expected data. In this case, news that a key breast cancer drug missed expectations led to a downturn in the stock late in the year. We maintained the Fund’s position based on our view that the drug is still a viable product and MacroGenics’ has a strong pipeline of drugs in development. New Relic, Inc., a developer of software that helps companies ensure that their own software is running properly, was a key detractor in technology. The stock underperformed after reporting weaker-than-expected new business growth and revenue guidance, prompting us to sell it’s stock from the portfolio during the year. WW International, Inc. (formerly Weight Watchers International) was the largest detractor from absolute returns in the consumer discretionary sector. The stock sold off after reporting a disappointing quarter and lowering its guidance, and we eliminated the position.
The software engineering and design firm EPAM Systems, which reported revenues and earnings that exceeded expectations, was the leading contributor to absolute performance. In health care, Seattle Genetics, Inc., a high-growth, multi-product biotechnology firm focused on cancer treatments, was a key contributor. After producing flat returns for most of the year, the stock rallied from late September onward thanks to robust earnings growth and positive Phase 3 FDA trial data for a key breast cancer treatment. Ares Management Corp., a leader in the alternative-investing space for clients such as university endowments and pension funds, was also a top performer for the year. The company benefited from strong asset inflows, and its decision to change its tax status to a C Corporation in 2018 attracted a broader shareholder base.

Columbia Acorn Family of Funds | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Columbia Acorn® Fund
The past year brought unusually large gains across the U.S. equity market, with the bulk of the advance coming from rising valuations rather than increasing earnings. We believe that this could set the stage for volatility in 2020. On the plus side, the effects of the Fed’s three rate cuts should begin to feed into the real economy by mid-2020. We would also note that small-cap companies have not experienced the same valuation expansion that has occurred in the large-cap space. The Russell 2000 Index, a broad-based measure of the performance of small-cap stocks, had a three-year average annual return of 8.59% as of December 31, 2019, which was well below the three-year average annual return of 15.05% of the large-cap Russell 1000 Index. In our view, this indicates that the small-cap area remains fertile ground for bottom-up stock selection. We believe our investment philosophy, which favors companies with higher quality, structural growth — as gauged by metrics such as return on invested capital, revenue and earnings growth and low levels of debt — is well suited for this environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Acorn Family of Funds | Annual Report 2019

Fund at a glance
Columbia Acorn International®
Investment objective
Columbia Acorn International® (the Fund) seeks long-term capital appreciation.
Portfolio management
Louis J. Mendes, CFA
Co-Portfolio Manager since 2003
Service with Fund since 2001
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2019)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	29.56	6.58	7.34	9.74
	Including sales charges		22.11	5.33	6.71	9.50
Advisor Class		11/08/12	29.86	6.82	7.62	10.12
Class C	Excluding sales charges	10/16/00	28.61	5.78	6.54	8.92
	Including sales charges		27.61	5.78	6.54	8.92
Institutional Class		09/23/92	29.89	6.85	7.65	10.13
Institutional 2 Class		08/02/11	29.95	6.90	7.69	10.13
Institutional 3 Class		11/08/12	30.04	6.96	7.73	10.15
Class R		08/02/11	29.21	6.27	7.01	9.45
MSCI ACWI ex USA SMID Cap Growth Index (Net)			25.07	7.37	6.68	-
MSCI ACWI ex USA SMID Cap Index (Net)			22.36	6.59	6.40	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2019 prospectus (as supplemented), the Fund’s annual operating expense ratio is 0.99% for Institutional Class shares and 1.24% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Effective May 1, 2019, the MSCI ACWI ex USA SMID Cap Growth Index (Net) became the Fund’s primary benchmark; prior to May 1, 2019, this index was the Fund’s secondary benchmark. Also effective May 1, 2019, the MSCI ACWI ex USA SMID Cap Index (Net) became the Fund’s secondary benchmark; prior to May 1, 2019 this index was the Fund’s primary benchmark. The Investment Manager switched the Fund’s primary and secondary benchmarks because the Investment Manager believes that the Fund’s portfolio more closely aligns with the MSCI ACWI ex USA SMID Cap Growth Index (Net). The Investment Manager believes that the MSCI ACWI ex USA SMID Cap Index (Net) continues to provide a meaningful additional basis for comparing the Fund’s performance because the Fund’s portfolio will generally be closely aligned with the index from an investment style perspective.
The MSCI ACWI ex USA SMID Cap Growth Index (Net) captures mid-and small cap representation across 22 developed markets countries and 26 emerging markets countries.
The MSCI ACWI ex USA SMID Cap Index (Net) captures a mid- and small-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 26 emerging market countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Columbia Acorn Family of Funds | Annual Report 2019	7

Fund at a glance  (continued)
Columbia Acorn International®
The Growth of a $10,000 Investment in Columbia Acorn International® Institutional Class Shares
December 31, 2009 through December 31, 2019
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	6.3
Consumer Discretionary	13.6
Consumer Staples	5.6
Energy	1.6
Financials	10.2
Health Care	10.2
Industrials	23.3
Information Technology	16.5
Materials	7.1
Real Estate	5.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
8	Columbia Acorn Family of Funds | Annual Report 2019

Fund at a glance  (continued)
Columbia Acorn International®
Country breakdown (%) (at December 31, 2019)
Australia	4.1
Brazil	3.0
Cambodia	1.5
Canada	6.4
China	1.7
Cyprus	0.1
Denmark	2.2
France	0.7
Germany	8.7
Hong Kong	0.7
India	2.0
Ireland	1.3
Italy	3.6
Japan	20.9
Malta	0.6
Mexico	0.8
Netherlands	2.6
New Zealand	1.3
Philippines	0.4
Russian Federation	1.1
Singapore	1.6
South Africa	1.0
South Korea	3.1
Spain	0.8
Sweden	5.1
Switzerland	3.3
Taiwan	3.2
Thailand	0.7
United Kingdom	12.9
United States(a)	4.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds | Annual Report 2019	9

Manager Discussion of Fund Performance
Columbia Acorn International®
Louis J. Mendes, CFA
Co-Portfolio Manager
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Columbia Acorn International® Institutional Class shares returned 29.89% for the 12-month period ended December 31, 2019, outperforming the 25.07% return of the Fund’s primary benchmark, the MSCI ACWI ex USA SMID Cap Growth Index (Net). The Fund’s secondary benchmark, the MSCI ACWI ex USA SMID Cap Index (Net), ended the 12-month period with a return of 22.36%.
International equities produced strong absolute returns in 2019. Although global economic growth and corporate earnings were relatively subdued, the shift toward more accommodative monetary policies by the U.S. Federal Reserve and other major central banks lifted sentiment. The fourth quarter was a particularly favorable time for the markets, as investors reacted positively to progress on U.S.-China trade talks and the increased clarity on Brexit that followed the U.K. elections in December.
We believe the Fund’s robust results reflect our emphasis on individual stock selection. Our goal is to derive the majority of the Fund’s return from the performance of the stock picks made by our analyst team. We strive to neutralize the effect of regional and sector weightings, and we generally do not try to adjust the portfolio in anticipation of political or economic events. This process worked well in 2019, as the Fund’s holdings outpaced the corresponding benchmark components in five of the six major geographic regions, led by Europe, Asia ex-Japan and United Kingdom/Ireland. At the sector level, the Fund’s best results were in health care, industrials and financials. On the other end of the spectrum, materials was the Fund’s weakest sector in 2019. Materials is not an area where the Fund typically has a significant focus, because it tends to be primarily made up of commodity-related companies. In contrast, we strive to invest the Fund in what we believe to be are interesting, high-quality, and differentiated businesses, particularly those that operate in niche areas within faster growing sectors, such as consumer discretionary and health care.
Among individual stocks, SimCorp AS, a Denmark-based provider of enterprise-resource planning systems for asset managers, was the leading contributor to absolute performance. The company has benefited from rising demand for its software at a time in which money managers face increased regulatory demands and the need to reduce the cost of back-office functions.
U.K.-based Intermediate Capital Group, an asset manager that focuses on private debt, was the top contributor in financials. The company’s assets under management rose as pension funds and other long-term investors increased their allocations to the private debt markets. Intermediate Capital has used its strong market position to take advantage of the rapid growth in this area. The United Kingdom was home to two other contributors of note: Rightmove PLC and WH Smith PLC. We maintained positions in both stocks throughout 2019, when domestic-oriented British companies in general were lagging due to concerns about Brexit. Late in the year, the two stocks staged significant rallies as investors turned their attention from broader, macroeconomic factors to the companies’ healthy fundamentals and attractive valuations. We believe this illustrates the benefits of our investment approach that focuses on bottom-up selection rather than attempting to predict the outcome of larger world events.
New Oriental Education & Technology Group, Inc., China’s leading provider of after-school tutoring services, was another key contributor to the Fund’s 12-month results. The company demonstrated the ability to comply successfully with new government regulations, and it reported positive earnings results with upbeat forward guidance.
On the negative side, shares of Zee Entertainment Enterprises, Ltd., a broadcaster and content creator based in India, declined in value after a planned sale of a portion of the company was delayed. Believing this was likely to be only a short-term disruption for a company with double-digit growth, improving fundamentals, and a management team with a strong track record of execution, we maintained the position in the Fund. Kindred Group PLC, a leading European online gaming operator, was another large detractor in the Fund. Contrary to our expectations, new Swedish gaming laws

10	Columbia Acorn Family of Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International®
shrank, rather than expanded, the country’s online gaming market. While we believed that Kindred would be a key beneficiary of new regulation due to its status as the most compliant and ethical operator in the industry, this expectation was proved wrong.
Costa Group Holdings Ltd. — Australia’s leading producer of fresh produce — also lost ground after weaker-than-expected guidance led to a sharp downturn in the stock early in the year, and we closed the position. We are always willing to sell an underperforming position if we realize that our investment thesis is no longer valid, and we did so in 2019. We believe this approach to limiting potential downside risk is more effective than one that seeks to “catch a falling knife” when a fundamental story isn’t working.
We continue to manage the Fund with a tilt toward the smaller end of the small- to mid-cap range. The average market capitalization of the Fund’s holdings stood at $5.5 billion as of December 31, well below the $7.2 billion weighted average market cap of the primary benchmark. We believe there is more growth opportunity in this segment of the market, and there are greater opportunities to find mispricings at the individual stock level. Research coverage in the small-cap space is already relatively low, and it is shrinking further as asset managers seek to cut costs. We therefore see smaller companies as the area in which we have the widest latitude to put our bottom-up stock selection process to work.
The year ahead may well bring higher risk than we witnessed in 2019, but we believe our emphasis on maintaining a balanced approach and avoiding large, directional “bets” means that we can continue delivering positive results even if the investment backdrop becomes more challenging.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2019	11

Fund at a glance
Columbia Acorn USA®
Investment objective
Columbia Acorn USA® (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager since 2016
Service with Fund since 2015
Richard Watson, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2006
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2019)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	30.88	11.09	12.32	10.58
	Including sales charges		23.32	9.78	11.66	10.30
Advisor Class		11/08/12	31.27	11.36	12.62	10.93
Class C	Excluding sales charges	10/16/00	29.93	10.29	11.52	9.78
	Including sales charges		29.02	10.29	11.52	9.78
Institutional Class		09/04/96	31.28	11.37	12.62	10.93
Institutional 2 Class		11/08/12	31.41	11.48	12.69	10.96
Institutional 3 Class		11/08/12	31.45	11.52	12.72	10.98
Russell 2000 Growth Index			28.48	9.34	13.01	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2019 prospectus (as supplemented), the Fund’s annual operating expense ratio is 1.17% for Institutional Class shares and 1.42% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
12	Columbia Acorn Family of Funds | Annual Report 2019

Fund at a glance  (continued)
Columbia Acorn USA®
The Growth of a $10,000 Investment in Columbia Acorn USA® Institutional Class Shares
December 31, 2009 through December 31, 2019
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	93.8
Limited Partnerships	1.5
Money Market Funds	4.3
Securities Lending Collateral	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Consumer Discretionary	14.4
Consumer Staples	4.3
Energy	1.1
Financials	9.9
Health Care	27.8
Industrials	17.4
Information Technology	18.5
Materials	2.5
Real Estate	4.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2019	13

Manager Discussion of Fund Performance
Columbia Acorn USA®
Matthew A. Litfin, CFA
Lead Portfolio Manager
Richard Watson, CFA
Co-Portfolio Manager
Columbia Acorn USA® Institutional Class shares returned 31.28% for the 12-month period ended December 31, 2019, outperforming the 28.48% return of the Fund’s primary benchmark, the Russell 2000 Growth Index.
Small-cap growth stocks, after climbing through much of the first nine months of the year, surged in the fourth quarter and helped the benchmark post its largest gain since 2013 and its fifth-best return of the past 20 years. Equities benefited from the tailwind of the U.S. Federal Reserve’s interest-rate cuts in the year’s first three calendar quarters, but the upside was capped somewhat by worries about slowing growth and the U.S.-China trade dispute. Both issues faded in the fourth quarter, setting the stage for stocks to ramp higher into year-end. In a continuation of a multi-year trend, growth stocks outpaced the broader market by a wide margin in 2019.
We were pleased that the Fund outperformed not just for the full year, but also in the fourth quarter — a time in which the type of lower quality, momentum-driven stocks we seek to avoid generally led the market’s advance. Strong individual stock selection was the primary factor helping the Fund overcome this potential headwind. Our holdings soundly outpaced the corresponding benchmark components in the industrials and information technology sectors in 2019, as well as in the financials sector. We believe our healthy performance in a potentially challenging time for stock pickers reflects the merits of our bottom-up investment process and its emphasis on fundamentals and valuations.
The Fund’s positive showing relative to the benchmark in industrials stemmed largely from an investment in the trucking company Saia, Inc. The stock lagged in the first half of the year due in part to the larger concerns about economic growth, but it rallied in the third quarter after healthy shipping trends and a favorable pricing environment contributed to a robust earnings report from Saia. Manhattan Associates, Inc., a designer of software that enables brick-and-mortar retailers to be more competitive with their online counterparts, was a top performer in technology. The company reported strong organic growth that allayed concerns about the difficult conditions for retailers. Positions in Alteryx, Inc. and CyberArk Software Ltd. also aided results in technology. The Fund’s relative performance in financials was led by an investment in Palomar Holdings, Inc., which we added to the portfolio on the stock’s initial public offering in April 2019. Shares of the earthquake insurance specialist rallied after the company reported robust results and higher new-policy volumes.
On the negative side, the Fund’s investments in the materials sector underperformed. The shortfall was primarily the result of weakness in Orion Engineered Carbons SA, which lost ground after missing earnings and issuing weaker forward guidance. Outside of materials, Kiniksa Pharmaceuticals Ltd. was among the largest detractors. The stock lagged as a result of both a poorly-timed equity offering in January and a lack of promising new drugs in its product pipeline. Care.com, a leader in the online sitter-for-hire business, was another notable detractor. The company faced a litany of issues, including execution problems, safety concerns, a failure to meet earnings expectations, and the resignation of its chief financial officer. We retained the position in Kiniksa, but we eliminated the Fund’s positions in Orion Engineered Carbons and Care.com.
The past year was characterized by an unusually positive environment, with rising investor enthusiasm driving a rally in risk assets across the globe. For our part, we prefer to focus on fundamentals rather than momentum, price action, or the market’s current mood. Sentiment can and does shift rapidly, and, when such a shift occurs, individual stocks need support from both fundamentals and valuations in order to outperform. While we are unaware of an immediate catalyst that would derail the bull market, we are also very conscious of the risk that unforeseen events could fuel volatility in the year ahead.
Our response to these circumstances has been to stay the course with respect to our bottom-up approach, but with an even greater emphasis on higher quality companies than would typically be the case. We believe this strategy can help to manage the risk of additional volatility while also providing latitude to participate if small caps’ relative performance begins to improve. This aspect of our thinking

14	Columbia Acorn Family of Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Acorn USA®
was evident across the Fund’s portfolio in 2019. In the financial sector, for instance, we emphasized regional banks with healthy balance sheets and favorable track records through a variety of economic cycles, while leaning away from those that face potential risks, such as expansion into new regions. In the consumer space, we generally avoided companies with higher economic sensitivity and/or dependence on binary outcomes in favor of those with more stable businesses. The biotechnology sector also offered a prime example of the Fund’s defensive tilt: rather than investing in companies dependent on unproven pipelines or that needed to raise cash in the capital markets, we looked to deploy Fund assets into companies with visible revenues and products that are further along in development.
As always, in 2019 we maintained an emphasis on our core competency: using intensive fundamental research and a disciplined approach to identify high-quality growth companies with sustainable competitive advantages and reasonable valuations. We believe this strategy, rather than one that seeks to chase momentum, is well suited to the Fund’s goal of longer term outperformance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2019	15

Fund at a glance
Columbia Acorn International SelectSM
Investment objective
Columbia Acorn International SelectSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Stephen Kusmierczak, CFA
Portfolio Manager or Lead Portfolio Manager since 2016
Service with Fund since 2001
Hans F. Stege
Co-Portfolio Manager since December 2019
Service with Fund since 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2019)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	33.37	9.49	8.34	8.69
	Including sales charges		25.70	8.20	7.70	8.38
Advisor Class		11/08/12	33.73	9.77	8.65	9.02
Class C	Excluding sales charges	10/16/00	32.31	8.66	7.51	7.86
	Including sales charges		31.31	8.66	7.51	7.86
Institutional Class		11/23/98	33.71	9.77	8.66	9.02
Institutional 2 Class		11/08/12	33.82	9.86	8.71	9.05
Institutional 3 Class		11/08/12	33.90	9.91	8.75	9.06
MSCI ACWI ex USA Growth Index (Net)			27.34	7.30	6.24	-
MSCI ACWI ex USA Index (Net)			21.51	5.51	4.97	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2019 prospectus (as supplemented), the Fund’s annual operating expense ratio is 1.06% for Institutional Class shares and 1.31% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Effective May 1, 2019, the MSCI ACWI ex USA Growth Index (Net) became the Fund’s primary benchmark; prior to May 1, 2019, this index was the Fund’s secondary benchmark. Also effective May 1, 2019, the MSCI ACWI ex USA Index (Net) became the Fund’s secondary benchmark; prior to May 1, 2019 this index was the Fund’s primary benchmark. The Investment Manager switched the Fund’s primary and secondary benchmarks because the Investment Manager believes that the Fund’s portfolio more closely aligns with the MSCI ACWI ex USA Growth Index (Net). The Investment Manager believes that the MSCI ACWI ex USA Index (Net) continues to provide a meaningful additional basis for comparing the Fund’s performance because the Fund’s portfolio will generally be closely aligned with the index from an investment style perspective.
The MSCI ACWI ex USA Growth Index (Net) captures large-and mid-cap representation across 22 developed markets countries and 26 emerging markets countries.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 26 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
16	Columbia Acorn Family of Funds | Annual Report 2019

Fund at a glance  (continued)
Columbia Acorn International SelectSM
The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Institutional Class Shares
December 31, 2009 through December 31, 2019
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	8.7
Consumer Discretionary	12.9
Consumer Staples	5.2
Financials	12.9
Health Care	6.8
Industrials	21.0
Information Technology	22.0
Materials	6.0
Real Estate	4.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2019)
Australia	2.1
Brazil	4.5
Canada	5.7
China	6.3
Country breakdown (%) (at December 31, 2019)
Germany	9.2
Hong Kong	1.6
India	3.3
Italy	3.7
Japan	21.4
Malta	1.1
Netherlands	4.8
Singapore	2.1
South Korea	3.9
Sweden	6.8
Switzerland	5.4
Taiwan	2.2
United Kingdom	15.1
United States(a)	0.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2019	17

Manager Discussion of Fund Performance
Columbia Acorn International SelectSM
Stephen Kusmierczak, CFA
Lead Portfolio Manager
Hans F. Stege
Co-Portfolio Manager
Columbia Acorn International SelectSM Institutional Class shares returned 33.71% for the 12-month period ended December 31, 2019, outperforming the 27.34% return of the Fund’s primary benchmark, the MSCI ACWI ex USA Growth Index (Net). The Fund’s secondary benchmark, the MSCI ACWI ex USA Index (Net), ended the 12-month period with a return of 21.51%.
International equites exhibited impressive strength in 2019. Stocks overcame uncertainty surrounding Brexit and the U.S.-China trade dispute, allowing many major indexes to close the year at near record highs. Investors were encouraged by the U.S. Federal Reserve’s (Fed) shift to an accommodative posture, highlighted by three quarter-point interest rate cuts and its injections of liquidity into the money markets from mid-September onward. The Fed’s actions gave other world central banks latitude to loosen their policies, as well. Most notably, the European Central Bank cut rates in September and announced that it would restart its stimulative quantitative easing policy. These developments boosted investor sentiment by providing investors with confidence that global growth, while sluggish, would nonetheless remain in positive territory.
This environment was favorable for the Fund, because it contributed to outperformance for growth stocks relative to value, and for small-cap stocks in relation to their large-cap counterparts. We capitalized on these tailwinds through our stock selection process. In constructing the portfolio, we focus on individual stock selection, and not regional or sector positioning, as the primary source of performance. While some sectors or geographies may be under- or over-represented in the Fund relative to its benchmark, we strive to limit the effect of these divergences on stock selection. Similarly, we generally do not attempt to position the portfolio based on our expectations for political or macroeconomic events.
Our investment approach worked well in 2019. Our stock picks outperformed the corresponding benchmark components in all six of the major regions, with the best results occurring in Europe, United Kingdom/Ireland, and Asia ex-Japan. At the sector level, the Fund generated broad-based returns through outperformance in industrials, information technology, consumer discretionary, and financials, with smaller contributions from health care and real estate. Communication services and materials were the only sectors in which the Fund’s holdings detracted from relative returns.
All of the Fund’s positions in the industrials sector registered positive returns during 2019. Industrials proved to be fertile ground for stock selection, as reduced worries about the economic outlook allowed investors to return their focus to company-level drivers such as fundamentals and valuations. The German aircraft engine manufacturer MTU Aero Engines AG was the leading contributor in the industrials sector, due largely to strong demand growth for its geared turbofan engine. Recruit Holdings Co., Ltd. in Japan and BELIMO Holding AG in Switzerland were also key contributors to relative returns.
Outside of industrials, New Oriental Education & Technology Group, Inc., China’s leading provider of after-school tutoring services, was the top contributor to absolute performance. The stock rallied as the company demonstrated the ability to comply successfully with new government regulations. In addition, it reported positive earnings with upbeat forward guidance. We maintained the position in the Fund on our belief that the company is poised to capitalize on long-term education trends in China. Nemetschek SE, a Germany-based leader in software used to manage construction projects, also contributed to absolute performance after reporting better-than-expected results behind robust end-market demand.
We were largely able to avoid significant underperformers among individual stocks during the year, as the majority of the largest detractors from the Fund’s absolute returns experienced relatively modest losses. With that said, Zee Entertainment Enterprises, Ltd. faced challenges and finished as the Fund’s weakest performer for the year. The company, which is a broadcaster and content creator based in India, saw its shares decline in value after a planned sale of a portion of its business was delayed. Believing this was likely to be only a short-term disruption for a company with double-digit growth, improving fundamentals, and a management team with a strong track record of execution, we maintained the position in the Fund. Kindred Group PLC, a leading European online gaming operator,

18	Columbia Acorn Family of Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Acorn International SelectSM
was also a key detractor. Contrary to our expectations, new Swedish gaming laws shrank, rather than expanded, the country’s online gaming market. While we believed Kindred would be a key beneficiary of new regulation due to its status as the most compliant and ethical operator in the industry, this expectation was proved wrong.
On balance, however, we are pleased with the results of our stock-picking process in 2019. We are always willing, though, to sell an underperforming position if we determine that our investment thesis is no longer valid, an approach that we believe helps limit downside risk, and we did so in 2019.
The Fund seeks to deliver outperformance by owning a more concentrated subset of the companies held in our small- and mid-cap portfolio, Columbia Acorn International®. As a result, the Fund’s average weighted market capitalization remains below that of its primary benchmark. We believe there is a higher representation of faster growing companies in this segment of the market. In addition, the low level of research coverage in the small- and mid-cap space means there is a greater number of stocks whose valuations may not accurately reflect their growth prospects. We therefore view this as the area in which we have the widest latitude to put our bottom-up stock selection process to work.
The year ahead may bring higher risk than we witnessed in 2019, but we believe our emphasis on maintaining a balanced approach and avoiding large, directional “bets” means that we can continue delivering positive results for the Fund even if the investment backdrop proves less favorable than it was in 2019.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2019	19

Fund at a glance
Columbia Acorn SelectSM
Investment objective
Columbia Acorn SelectSM (the Fund) seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Co-Portfolio Manager or Portfolio Manager since 2015
Service with Fund since 2002
John L. Emerson, CFA
Co-Portfolio Manager since May 2019
Service with Fund since 2003
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2019)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	10/16/00	28.53	9.45	9.86	9.82
	Including sales charges		21.15	8.16	9.21	9.51
Advisor Class		11/08/12	28.84	9.71	10.14	10.14
Class C	Excluding sales charges	10/16/00	27.57	8.63	9.04	9.00
	Including sales charges		26.57	8.63	9.04	9.00
Institutional Class		11/23/98	28.85	9.73	10.17	10.15
Institutional 2 Class		11/08/12	28.98	9.79	10.20	10.17
Institutional 3 Class		11/08/12	28.94	9.85	10.24	10.19
Russell 2500 Growth Index			32.65	10.84	14.01	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2019 prospectus (as supplemented), the Fund’s annual operating expense ratio is 0.92% for Institutional Class shares and 1.17% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
20	Columbia Acorn Family of Funds | Annual Report 2019

Fund at a glance  (continued)
Columbia Acorn SelectSM
The Growth of a $10,000 Investment in Columbia Acorn SelectSM Institutional Class Shares
December 31, 2009 through December 31, 2019
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	99.4
Money Market Funds	0.3
Securities Lending Collateral	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	6.0
Consumer Discretionary	10.8
Consumer Staples	2.0
Financials	10.5
Health Care	27.9
Industrials	15.3
Information Technology	24.8
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds | Annual Report 2019	21

Manager Discussion of Fund Performance
Columbia Acorn SelectSM
David L. Frank, CFA
Co-Portfolio Manager
John L. Emerson, CFA
Co-Portfolio Manager
In February 2020, the Board of Trustees of the Fund, having determined that a reorganization of the Fund was in the best interest of the Fund and its shareholders, voted to approve an Agreement and Plan of Reorganization to reorganize the Fund with and into Columbia Acorn Fund. Pursuant to applicable law (including the Investment Company Act of 1940) the reorganization may be implemented without shareholder approval. The reorganization is expected to occur in the third quarter of 2020 and is expected to be tax-free reorganizations for U.S. federal income tax purposes. Additional information about the reorganizations will be made available to shareholders in a Combined Information Statement/Prospectus prior to the reorganization date.
Columbia Acorn SelectSM Institutional Class shares returned 28.85% for the 12-month period ended December 31, 2019, underperforming the 32.65% return of the Fund’s primary benchmark, the Russell 2500 Growth Index.
The U.S. equity market delivered an impressive return in 2019, with growth stocks leading the way. Investors were encouraged by the accommodative shift in U.S. Federal Reserve policy, highlighted by three quarter-point interest rate cuts and, in mid-September, the beginning of a liquidity program similar to quantitative easing. Economic growth, while modest on an absolute basis, was stable enough to keep recession fears at bay. Not least, the U.S.-China trade dispute gradually moved toward an apparent resolution as the year progressed. Together, these developments helped the Fund’s primary benchmark post its largest gain since 2013 and its fourth-best return of the past 20 years.
Although the Fund lagged the primary benchmark for the year, we believe results are within expectations given the extent to which lower quality, higher valuation stocks outperformed. Our investment strategy strives to add value by picking stocks through intensive fundamental research and disciplined valuation techniques, together with an emphasis on what we believe are high-quality growth companies with sustainable competitive advantages. We believe this approach, and not one that attempts to capture momentum in fundamentally weak companies, is appropriate for our goal of longer term outperformance.
In terms of individual stock selection, Fund holdings registered the best relative performance in the industrials and financials sectors. However, the benefit was offset by weaker showings in the information technology, consumer discretionary, materials, and consumer staples sectors.
The Fund’s underperformance relative to the benchmark in technology was partially the result of a position in New Relic, Inc., a developer of software that helps companies ensure that their own software is running properly. The company underperformed after reporting weaker-than-expected new business growth and lowering its revenue guidance, prompting us to sell its stock from the portfolio. GoDaddy, Inc. and Cognex Corp. also played a role in the Fund’s relative underperformance in technology, but the shortfall was offset to some extent by positions in Cadence Design Systems, Inc. and MKS Instruments, Inc.
Wayfair, Inc. was the largest detractor in the consumer discretionary sector. The home-furnishings retailer missed earnings expectations in October due to higher costs associated with its investments in future growth, and it reduced its forward revenue guidance. Dorman Products, Inc., a leading supplier of automotive replacement parts and hardware to the auto and heavy-vehicle aftermarkets, also lost ground after reporting disappointing profits and offering a lackluster outlook. On the plus side, Bright Horizons Family Solutions, Inc., a provider of child care and early education for employers and families, was a key contributor in the consumer discretionary sector. We established the position on the belief that investors are underappreciating the durability and stability of the company’s business model, as well as its potential runway for growth through the additions of new child-care centers and higher margin offerings. The company announced better-than-expected earnings and raised its guidance, providing a lift to its stock price.

22	Columbia Acorn Family of Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Acorn SelectSM
Orion Engineered Carbons SA, which manufactures a product used to provide pigmentation in a number of industrial products, was the key detractor in the materials sector. The stock declined in the middle part of the year, as weaker automotive production in China weighed on the demand.
On the positive side, the Fund’s outperformance in the industrials sector was partially the result of an investment in Gardner Denver Holdings, Inc. The company provides flow-control and compression equipment to diversified industrial, energy and medical end companies. Its management has executed a multi-year plan that has transformed the company into a data-driven organization focused on shareholder returns. We sold the position during the year, as we saw limited upside following the company’s announcement of a merger with Ingersoll Rand’s industrial business. Air Lease Corp. and Atkore International Group, Inc. also outpaced the return of the broader industrials sector in the benchmark.
Ares Management Corp., a leader in the alternative-investing space for clients, such as university endowments and pension funds, was the leading contributor to the Fund’s absolute returns in both the financial sector and the Fund as a whole. The company benefited from strong asset inflows, and its decision to change its tax status to a C Corporation in 2018 attracted a larger shareholder base.
Masimo Corp., a provider of monitors that measure blood oxygen content more accurately than existing methods, was also a key contributor. Solid execution and increased demand for its innovative monitors from major health systems led to accelerating revenue growth, boosting its stock price.
The broader U.S. equity market staged a sizable rally in 2019, but the majority of the advance came from rising valuations rather than increasing earnings. This could translate to higher volatility in the year ahead. Still, we note that small-cap stocks have not benefited from the same valuation expansion that has boosted returns in the large-cap space. The Russell 2000 Index, a broad-based measure of the performance of small-cap stocks, had a three-year average annual return of 8.59% as of December 31, 2019, more than six percentage points behind the 15.05% gain for the large-cap Russell 1000 Index in the same interval. We view this as an indication that the small-cap space is still an attractive area for individual stock selection. We believe our investment philosophy, which favors companies with higher quality, structural growth is well suited for this environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2019	23

Fund at a glance
Columbia Thermostat FundSM
Investment objective
Columbia Thermostat FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager since 2018
Service with Fund since 2018
Joshua Kutin, CFA
Co-Portfolio Manager since 2018
Service with Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
		Inception	1 Year	5 Years	10 Years	Life
Class A	Excluding sales charges	03/03/03	14.94	4.77	7.26	6.85
	Including sales charges		8.37	3.53	6.64	6.49
Advisor Class		11/08/12	15.21	5.03	7.53	7.12
Class C	Excluding sales charges	03/03/03	14.02	3.99	6.47	6.06
	Including sales charges		13.02	3.99	6.47	6.06
Institutional Class		09/25/02	15.14	5.03	7.53	7.12
Institutional 2 Class		11/08/12	15.25	5.07	7.56	7.14
Institutional 3 Class		11/08/12	15.24	5.10	7.59	7.15
Blended Benchmark			19.89	7.51	8.79	-
S&P® 500 Index			31.49	11.70	13.56	-
Bloomberg Barclays U.S. Aggregate Bond Index			8.72	3.05	3.75	-
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2019 prospectus (as supplemented), the Fund’s annual operating expense ratio is 0.65% for Institutional Class shares and 0.90% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to May 1, 2018 reflects returns achieved following a principal investment strategy pursuant to which day-to-day investment decisions for the Fund were made according to only one potential form of predetermined asset allocation table. Effective May 1, 2018, the Fund follows a principal investment strategy that calls for the Investment Manager, on at least an annual basis, to determine whether the Fund’s assets should be allocated according to one of two different forms of allocation table based on the Investment Manager’s assessment of the equity market. The form of the Fund’s allocation table in its current prospectus was in place throughout 2018 and has been in place since the Fund’s inception in 2002. The Fund’s performance prior to May 2018 reflects the current form of allocation table.
The Blended Benchmark, established by the Fund’s investment manager, is an equally weighted custom composite of Columbia Thermostat Fund’s primary equity and primary debt benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund’s assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the Blended Benchmark.
The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
24	Columbia Acorn Family of Funds | Annual Report 2019

Fund at a glance  (continued)
Columbia Thermostat FundSM
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
The Growth of a $10,000 Investment in Columbia Thermostat FundSM Institutional Class Shares
December 31, 2009 through December 31, 2019
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Portfolio breakdown (%) (at December 31, 2019)
Equity Funds	19.8
Exchange-Traded Fixed Income Funds	7.9
Fixed Income Funds	71.4
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Acorn Family of Funds | Annual Report 2019	25

Manager Discussion of Fund Performance
Columbia Thermostat FundSM
Anwiti Bahuguna, Ph.D.
Co-Portfolio Manager
Joshua Kutin, CFA
Co-Portfolio Manager
Columbia Thermostat FundSM Institutional Class shares gained 15.14% for the 12-month period ended December 31, 2019. During the same time period, the Fund’s primary equity benchmark, the S&P 500® Index, returned 31.49%, and the Fund’s primary debt benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.72%. The Fund underperformed its custom Blended Benchmark, which returned 19.89% during 2019.
The Fund’s performance in 2019 was driven by an increase in allocation to relatively conservative short-term bond portfolios and a decrease in exposure to equities during a period in which equities rallied and more conservative assets, such as high-quality fixed income, had lower, albeit positive, returns.
In sharp contrast to a challenging 2018, the S&P 500 Index achieved a record high in 2019 and its best calendar year gain since 2013. U.S. equities overcame numerous headwinds to post solid double-digit returns across all market sectors. Seeds for the robust performance were sown when the U.S. Federal Reserve’s (Fed) policy shifted from four gradual interest rate increases and balance-sheet normalization in 2018 to accommodation, as evidenced by three interest rate cuts during calendar year 2019 and roughly $400 billion of balance sheet expansion. With the Fed once again pursuing wealth creation, investors were given reason to add risk to their portfolios.
Within the U.S. equity market, all capitalization segments posted doubled-digit positive returns for 2019, led by large-cap stocks, followed closely by mid-cap stocks and then by small-cap stocks. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum.
As equities rose, interest rates declined during the annual period. Despite frustratingly-low levels of yields, bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had their best year since 2002, returning 8.72% for the year. Every sector of the U.S. bond market generated a positive return during the annual period. Corporate bonds led the way, with investment-grade corporate bonds edging out lower quality high-yield corporate bonds.
The Fund’s equity portfolio had a weighted average return of 29.88% in 2019. All seven underlying equity funds posted double-digit returns for the period. Columbia Contrarian Core Fund was the equity portfolio’s top performer, returning 33.08% for the year. Columbia Large Cap Enhanced Core Fund was the equity portfolio’s worst performer, with a return of 25.96% for the year.
The Fund’s bond portfolio ended the year with a weighted average gain of 8.10%. Of the six underlying funds in the bond portfolio, Columbia Corporate Income Fund was the strongest performer, returning 15.55% for the year. Columbia Short Term Bond Fund was the worst performer in the bond portfolio, returning 5.23% for the year.
There were 16 reallocation triggers of the Fund’s assets driven by movement in the S&P 500(R) Index in 2019 following the Fund’s prospectus allocation table. Each reallocation was consistent with the S&P 500® Index levels reflected in the prospectus stock/bond allocation table in place at the time. On May 1, 2019, the Fund increased the S&P 500®Index levels in its stock/bond allocation table in connection with the annual review and update called for by the Fund’s prospectus.

26	Columbia Acorn Family of Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Thermostat FundSM
Results of the Fund’s Portfolio Funds as of December 31, 2019
Stock Funds	Weightings in category	4th quarter performance	1 year performance
Columbia Large Cap Index Fund, Institutional 3 Class	40%	9.00%	31.24%
Columbia Acorn Fund®, Institutional 3 Class	10%	8.56%	26.74%
Columbia Acorn International®, Institutional 3 Class	10%	13.18%	30.04%
Columbia Acorn SelectSM, Institutional 3 Class	10%	13.39%	28.94%
Columbia Contrarian Core Fund, Institutional 3 Class	10%	9.21%	33.08%
Columbia Dividend Income Fund, Institutional 3 Class	10%	6.64%	28.31%
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class	10%	9.13%	25.96%
Weighted Average Equity Gain/Loss	100%	9.62%	29.88%

Bond Funds	Weightings in category	4th quarter performance	1 year performance
Columbia U.S. Treasury Index Fund, Institutional 3 Class	35%	-0.88%	6.57%
Columbia Short Term Bond Fund, Institutional 3 Class	15%	0.71%	5.23%
Columbia Quality Income Fund, Institutional 3 Class	20%	0.82%	6.97%
Columbia Inflation Protected Securities Fund, Institutional 3 Class	10%	1.24%	8.98%
Columbia Corporate Income Fund, Institutional 3 Class	10%	1.53%	15.55%
Columbia Diversified Fixed Income Allocation ETF	10%	1.17%	13.54%
Weighted Average Income Gain/Loss	100%	0.35%	8.10%
A “fund of fund” bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.
The Fund’s investments in the underlying funds may present certain risks, including the following: Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed-income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager’s decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to reserve capital or lower total return. The Investment Manager may select an underlying fund in the Columbia Acorn Family of Funds or broader Columbia Funds complex over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager’s affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.
Columbia Acorn Family of Funds | Annual Report 2019	27

Fund at a glance
Columbia Acorn Emerging Markets FundSM
Investment objective
Columbia Acorn Emerging Markets FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Satoshi Matsunaga, CFA
Co-Portfolio Manager since 2015
Service with Fund since 2011
Charles C. Young
Co-Portfolio Manager since 2017
Service with Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2019)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/19/11	20.58	1.14	3.84
	Including sales charges		13.60	-0.06	3.11
Advisor Class		11/08/12	20.92	1.40	4.16
Class C	Excluding sales charges	08/19/11	19.76	0.40	3.10
	Including sales charges		18.76	0.40	3.10
Institutional Class		08/19/11	20.85	1.41	4.13
Institutional 2 Class		11/08/12	20.99	1.49	4.21
Institutional 3 Class		06/13/13	21.10	1.54	4.24
MSCI Emerging Markets SMID Cap Index (Net)			12.37	3.43	2.14
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2019 prospectus (as supplemented), the Fund’s annual operating expense ratio is 1.30% for Institutional Class shares and 1.55% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets SMID Cap Index (Net) captures a mid- and small-cap representation across 26 emerging market countries. The index covers approximately 29% of the free float-adjusted market capitalization in each country.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
28	Columbia Acorn Family of Funds | Annual Report 2019

Fund at a glance  (continued)
Columbia Acorn Emerging Markets FundSM
The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Institutional Class Shares
August 19, 2011 (Fund inception) through December 31, 2019
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	7.6
Consumer Discretionary	15.8
Consumer Staples	6.9
Energy	0.6
Financials	28.5
Health Care	7.2
Industrials	8.0
Information Technology	20.1
Materials	2.6
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2019)
Brazil	12.6
Cambodia	2.7
Canada	0.6
China	9.5
Egypt	1.5
Hong Kong	5.5
India	9.0
Indonesia	3.7
Malaysia	0.9
Country breakdown (%) (at December 31, 2019)
Mexico	4.3
Philippines	2.4
Poland	1.5
Russian Federation	2.5
South Africa	5.5
South Korea	12.3
Taiwan	15.9
Thailand	4.1
Turkey	1.1
United Kingdom	0.5
United States(a)	3.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2019	29

Manager Discussion of Fund Performance
Columbia Acorn Emerging Markets FundSM
Satoshi Matsunaga, CFA
Co-Portfolio Manager
Charles C. Young
Co-Portfolio Manager
In February 2020, the Board of Trustees of Columbia Acorn Emerging Markets FundSM (the Target Fund), having determined that a reorganization of the Target Fund was in the best interest of the Target Fund and its shareholders, voted to approve an Agreement and Plan of Reorganization to reorganize the Target Fund with and into Columbia Acorn International (the Acquiring Fund). Pursuant to applicable law (including the Investment Company Act of 1940) the reorganization may be implemented without shareholder approval. The reorganization is expected to occur in the third quarter of 2020 and is expected to be tax-free reorganizations for U.S. federal income tax purposes. Additional information about the reorganization will be made available to shareholders in a Combined Information Statement/Prospectus prior to the reorganization date.
Columbia Acorn Emerging Markets FundSM Institutional Class shares returned 20.85% for the 12-month period ended December 31, 2019, outperforming the 12.37% return of the Fund’s primary benchmark, the MSCI Emerging Markets SMID Cap Index (Net).
After a challenging 2018, emerging market stocks in aggregate posted strong positive returns in the first half of 2019. The asset class was helped by the combination of hearty investor risk appetites, positive global growth, and the U.S. Federal Reserve’s shift to a more accommodative monetary policy. Nonetheless, emerging markets lagged their developed market counterparts by a sizable margin. The ongoing trade dispute between the United States and China was the primary factor weighing on relative performance, as it disrupted the outlook for countries whose economies are dependent on global trade.
Emerging market equities continued to underperform in the third quarter of 2019 as an escalation in the U.S.-China trade war and concerns over global growth weighed on risk sentiment broadly. However, the asset class rebounded in the final three months of 2019 and performed well as stocks rallied across all major markets. Investors were encouraged by a potential breakthrough in U.S.-China trade negotiations, increased clarity surrounding Brexit following the U.K. general election, and signs of improving economic growth. Emerging market currencies rose against the U.S. dollar as the “flight to safety” trade eased, reversing the downward trend seen over the first three quarters of 2019. Among the larger benchmark constituents, emerging market equity performance for the 12 months was led by Brazil, Taiwan and China, while India and South Korea were notable laggards.
Our bottom-up stock selection process was the primary driver of the Fund’s strong relative performance for the 12 months ended December 31, 2019. The Fund’s holdings outperformed the corresponding benchmark components by meaningful margins in China, South Korea, Brazil, Mexico and Taiwan. In sector terms, selection was strongest within the industrials, financials, health care and information technology sectors. Our strong selection in financials had the largest impact on Fund performance for the period because financial stocks were the most heavily represented sector in the portfolio at an average weight of almost 30% of assets. Stock selection lagged most notably within the consumer discretionary sector.
Sul America SA, Brazil’s third-largest health insurance provider, was the leading contributor to absolute performance at the individual stock level. The company has gained market share and exhibited superior underwriting thanks to its multi-year investment in claim-control management and big-data implementation. During December, Sul America SA’s management announced an initiative to provide preventive care through a new digital coordination platform, which is expected to enable a better patient experience and reduce costs. New Oriental Education & Technology Group, Inc. was another key contributor. The company is China’s leading provider of after-school tutoring services, with English and foreign language training, K-12 tutoring and both overseas and domestic test preparation. The company demonstrated the ability to comply successfully with new government regulations intended to ensure more equality in education. Additionally, management offered positive forward guidance. We believe New Oriental remains well-positioned to benefit from the long-term education trends in China. A

30	Columbia Acorn Family of Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Acorn Emerging Markets FundSM
position in NagaCorp Ltd., an operator of casinos and resorts in Cambodia whose shares are listed in Hong Kong, also contributed meaningfully. The company has posted strong operating results, driven by an increase in Chinese visitors to this unique regional entertainment destination.
Zee Entertainment Enterprises Ltd., which operates the second-largest television, media and entertainment network in the fast-growing Indian market, was a leading detractor from absolute returns. The company reported revenue growth and profit margins that exceeded expectations, but these results were overshadowed by concerns that Zee’s largest shareholder group may not succeed in its effort to sell its stake in the company. We maintained the position in the Fund, as these developments did not alter our fundamental investment thesis. Another laggard was Korea-based DoubleUGames Co., Ltd., which supplies and develops game software for mobile and computer games. The company suffered from slower topline growth in its main social casino games, as competitors stepped up marketing spending in order to gain market share. DoubleU did not follow the marketing binge and growth-focused investors in the mobile game sector punished the stock for the weaker revenue number. Famous Brands Ltd., a franchisor of various fast food and casual dining brands in South Africa and the United Kingdom, also underperformed, as its U.K. operations were hurt by weak consumer sentiment and shifting consumer tastes. However, the company has made meaningful strides toward restructuring, and it remains a dominant, high-quality operator in South Africa.
We believe the emerging markets offer unique opportunities to discover small- and mid-cap companies in the early phases of development. We are positive on the long-term prospects for the emerging markets, and we expect their economic growth will outpace that of developed markets over longer time horizons. Demographic trends, including increasing populations and the growing spending power of middle-class consumers, are also important long-term tailwinds. Nevertheless, emerging market stocks are trading at more attractive valuations than most developed regions, especially among small- to mid-cap companies. We find this area to be fertile ground for stock selection, as we believe it offers a wealth of opportunities to identify undervalued stocks whose businesses are more sensitive to local economic trends than they are the broader factors affecting the world economy.
While cognizant of the economic, market and political backdrop, we stay focused on what we believe that we do best: picking stocks. Our investment process takes a bottom-up approach, relying on intensive fundamental research and disciplined valuation techniques. We believe high-quality companies that can benefit from disruptive technologies and favorable structural trends should be well positioned to generate durable, outsized returns over time.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2019	31

Fund at a glance
Columbia Acorn European FundSM
Investment objective
Columbia Acorn European FundSM (the Fund) seeks long-term capital appreciation.
Portfolio management
Stephen Kusmierczak, CFA
Portfolio Manager or Co-Portfolio Manager since 2011
Service with Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2019)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/19/11	45.96	10.45	11.11
	Including sales charges		37.56	9.16	10.33
Advisor Class		06/25/14	46.30	10.74	11.41
Class C	Excluding sales charges	08/19/11	44.79	9.64	10.30
	Including sales charges		43.79	9.64	10.30
Institutional Class		08/19/11	46.35	10.74	11.40
Institutional 2 Class		11/08/12	46.33	10.79	11.43
Institutional 3 Class		03/01/17	46.42	10.78	11.43
MSCI AC Europe Small Cap Index (Net)			29.03	8.70	10.63
Performance numbers reflect all Fund expenses. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the maximum contingent deferred sales charge of 1.00% for the first year after purchase. The Fund’s other share classes are not subject to sales charges, but may be subject to other fees and expenses, and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and certain fees and expenses associated with each share class.
As stated in the May 1, 2019 prospectus (as supplemented), the Fund’s annual operating expense ratio is 1.20% for Institutional Class shares and 1.45% for Class A shares.
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of fee waivers or reimbursements of Fund expenses by the investment manager and/or its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.922.6769.
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI AC Europe Small Cap Index (Net) captures a small-cap representation across 21 markets in Europe. The index covers approximately 14% of the free float-adjusted market capitalization across each market country in Europe.
Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
32	Columbia Acorn Family of Funds | Annual Report 2019

Fund at a glance  (continued)
Columbia Acorn European FundSM
The Growth of a $10,000 Investment in Columbia Acorn European FundSM Institutional Class Shares
August 19, 2011 (Fund inception) through December 31, 2019
This chart shows the change in value of a hypothetical $10,000 investment in Institutional Class (formerly Class Z) shares of the Fund during the stated time period. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	5.8
Consumer Discretionary	7.4
Consumer Staples	1.5
Financials	8.4
Health Care	13.3
Industrials	38.6
Information Technology	17.9
Materials	3.5
Real Estate	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2019)
Belgium	1.2
Denmark	4.1
France	4.3
Germany	20.5
Ireland	1.6
Italy	6.6
Malta	0.7
Netherlands	3.3
Poland	1.0
Russian Federation	1.0
Spain	2.4
Country breakdown (%) (at December 31, 2019)
Sweden	17.4
Switzerland	7.3
Ukraine	0.5
United Kingdom	22.2
United States(a)	5.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Acorn Family of Funds | Annual Report 2019	33

Manager Discussion of Fund Performance
Columbia Acorn European FundSM
Stephen Kusmierczak, CFA
Lead Portfolio Manager
Columbia Acorn European FundSM Institutional Class Shares returned 46.35% in the 12-month period ended December 31, 2019, outperforming the 29.03% return of the Fund’s primary benchmark, the MSCI AC Europe Small Cap Index (Net).
The European equity markets performed very well in 2019. Although the region continued to experience sluggish economic growth, stocks were boosted by favorable policy shifts by both the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). The Fed cut interest rates three times in 2019, which provided a lift to investor sentiment globally, while the ECB contributed to the rally by announcing its intent to re-start its stimulative quantitative easing policy. Later in the period, markets were further cheered by apparent progress on the U.S.-China trade dispute, as well as by reduced uncertainty surrounding Brexit following the U.K. election in December. Small-cap stocks, as measured by the MSCI AC Europe Small Cap Index (Net), returned 29.03% during the year, soundly outpacing the 24.10% return of the large and mid-cap MSCI AC Europe Index (Net). Growth stocks outperformed the broader market thanks to investors’ consistent preference for companies with the ability to generate organic earnings growth independent of economic trends.
The Fund’s return exceeded the benchmark by a wide margin in 2019, building on its outperformance of the benchmark for the previous two calendar years and adding to its longer term advantage over the primary benchmark. Stock selection was the largest driver of the Fund’s relative strength in 2019. We use a bottom-up strategy that relies on intensive fundamental research and disciplined valuation techniques. This approach helped the Fund to outperform in six of the nine sectors where the Fund had holdings during the period, with the only significant shortfalls occurring in consumer discretionary and consumer staples. We generated a wide margin of outperformance for the Fund in industrials, financials and health care, with similar advantages in real estate, materials and communication services. At the geographic level, the Fund’s best relative performance was in Northern/Central Europe and the United Kingdom, followed by the Nordic and Mediterranean regions, respectively.
Style factors, specifically our emphasis on growth companies, contributed to the Fund’s 2019 performance. Sector allocations, while a byproduct of our bottom-up stock selection process, further boosted gains. The Fund benefited from its sizable overweight in information technology, as well a underweights in financials, materials and consumer staples and holding no energy stocks.
The Fund’s position in Varta AG was a key source of outperformance in the industrials sector. The company has aggressively consolidated the market for zinc air micro-batteries over the past five years, and it now has a leading global share of this growing market. The stock performed well after the company reported strong results, raised its guidance, and demonstrated progress on its plan to increase capacity to meet rising demand. Several other holdings played a role in the Fund’s robust relative performance in industrials, including Sweco AB, a Swedish engineering consultancy company, and BELIMO Holding AG, a Switzerland-based maker of products used in HVAC systems.
U.K.-based Intermediate Capital Group, an asset manager that focuses on private debt, was the top contributor to the Fund’s absolute returns in the financials sector. The company’s assets under management rose as pension funds and other long-term investors increased their positions in the private debt markets. Intermediate Capital has used its strong market position to take advantage of the rapid growth in this area.
The Fund’s relative outperformance in the health care sector was largely a result of an investment in Sectra AB. A Sweden-based provider of products and services for diagnostic imaging operations and cybersecurity, Sectra delivered a gain of above 100% in local currency, thanks to excellent fundamentals and a large contract win at a U.S. medical center.
Outside of these sectors, Nemetschek SE — a German provider of software systems for the design, construction and management of buildings and real estate — was the most notable contributor to absolute returns. The company’s shares rallied on the combination of positive results and the company’s evolution from design-only software to the build-and-manage segments of the market.

34	Columbia Acorn Family of Funds | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Columbia Acorn European FundSM
Nemetschek was the Fund’s top holding in the technology sector at year-end, as we believe the company features solid fundamentals, disciplined capital allocation, and a strong position within a fast-growing niche market.
Kindred Group PLC, a leading European online gaming operator, was the largest detractor in the consumer discretionary sector and to the absolute returns of the Fund as a whole. Contrary to our expectations, a new Swedish gaming law shrank, rather than expanded, the country’s online gaming market. Bettors have balked at the new restrictions and sharply curtailed their play with licensed operators such as Kindred. While we believed that Kindred would be a key beneficiary of new regulation due to its status as the most compliant and ethical operator in the industry, this expectation was proved wrong. NetEnt AB, a leading developer of online casino games in Europe, also detracted, due to the adverse effect the Swedish gaming law had on betting activity. We sold NetEnt from the portfolio during the period.
Small-cap stocks staged an unusually large rally in 2019, so we believe it is reasonable to anticipate a more volatile, lower return environment in the year ahead. Alternatively, the low to negative yields on European government bonds could indicate that the stocks of growing companies will continue to offer compelling risk-reward profiles. Our response to this shifting backdrop is to maintain our aim our longstanding investment strategy that has been informed by five decades of investment experience within the Acorn Funds Family. We invest in higher quality businesses with durable market positions, successful corporate cultures, and skilled management teams who we expect will allocate capital well in a rapidly changing world.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Acorn Family of Funds | Annual Report 2019	35

2019 Year-End Distributions
The following table details the year-end distributions for the Columbia Acorn Funds. The information is provided on a per share basis for each share class of the Funds.
Fund	Ordinary income	Short-term capital gain	Long-term capital gain	Record date	Ex-dividend date	Payable date
Columbia Acorn® Fund
Class A	None	None	1.01168	12/11/2019	12/12/2019	12/12/2019
Advisor Class	None	None	1.01168	12/11/2019	12/12/2019	12/12/2019
Class C	None	None	1.01168	12/11/2019	12/12/2019	12/12/2019
Institutional Class	None	None	1.01168	12/11/2019	12/12/2019	12/12/2019
Institutional 2 Class	None	None	1.01168	12/11/2019	12/12/2019	12/12/2019
Institutional 3 Class	None	None	1.01168	12/11/2019	12/12/2019	12/12/2019
Columbia Acorn International®
Class A	0.53730	None	1.12171	12/16/2019	12/17/2019	12/17/2019
Advisor Class	0.61914	None	1.12171	12/16/2019	12/17/2019	12/17/2019
Class C	0.29176	None	1.12171	12/16/2019	12/17/2019	12/17/2019
Institutional Class	0.61914	None	1.12171	12/16/2019	12/17/2019	12/17/2019
Institutional 2 Class	0.63878	None	1.12171	12/16/2019	12/17/2019	12/17/2019
Institutional 3 Class	0.65515	None	1.12171	12/16/2019	12/17/2019	12/17/2019
Class R	0.45545	None	1.12171	12/16/2019	12/17/2019	12/17/2019
Columbia Acorn USA®
Class A	None	None	1.10803	12/11/2019	12/12/2019	12/12/2019
Advisor Class	None	None	1.10803	12/11/2019	12/12/2019	12/12/2019
Class C	None	None	1.10803	12/11/2019	12/12/2019	12/12/2019
Institutional Class	None	None	1.10803	12/11/2019	12/12/2019	12/12/2019
Institutional 2 Class	None	None	1.10803	12/11/2019	12/12/2019	12/12/2019
Institutional 3 Class	None	None	1.10803	12/11/2019	12/12/2019	12/12/2019
Columbia Acorn International SelectSM
Class A	0.24206	0.06026	2.01839	12/16/2019	12/17/2019	12/17/2019
Advisor Class	0.31137	0.06026	2.01839	12/16/2019	12/17/2019	12/17/2019
Class C	0.03136	0.06026	2.01839	12/16/2019	12/17/2019	12/17/2019
Institutional Class	0.31137	0.06026	2.01839	12/16/2019	12/17/2019	12/17/2019
Institutional 2 Class	0.33632	0.06026	2.01839	12/16/2019	12/17/2019	12/17/2019
Institutional 3 Class	0.35019	0.06026	2.01839	12/16/2019	12/17/2019	12/17/2019
Columbia Acorn SelectSM
Class A	None	None	1.01257	12/11/2019	12/12/2019	12/12/2019
Advisor Class	None	None	1.01257	12/11/2019	12/12/2019	12/12/2019
Class C	None	None	1.01257	12/11/2019	12/12/2019	12/12/2019
Institutional Class	None	None	1.01257	12/11/2019	12/12/2019	12/12/2019
Institutional 2 Class	None	None	1.01257	12/11/2019	12/12/2019	12/12/2019
Institutional 3 Class	None	None	1.01257	12/11/2019	12/12/2019	12/12/2019
Columbia Thermostat FundSM
Class A	0.25763	0.20300	0.21380	12/19/2019	12/20/2019	12/20/2019
Advisor Class	0.29478	0.20300	0.21380	12/19/2019	12/20/2019	12/20/2019
Class C	0.14617	0.20300	0.21380	12/19/2019	12/20/2019	12/20/2019
Institutional Class	0.29478	0.20300	0.21380	12/19/2019	12/20/2019	12/20/2019
Institutional 2 Class	0.30221	0.20300	0.21380	12/19/2019	12/20/2019	12/20/2019
Institutional 3 Class	0.30815	0.20300	0.21380	12/19/2019	12/20/2019	12/20/2019
36	Columbia Acorn Family of Funds | Annual Report 2019

2019 Year-End Distributions  (continued)
Fund	Ordinary income	Short-term capital gain	Long-term capital gain	Record date	Ex-dividend date	Payable date
Columbia Acorn European FundSM
Class A	0.18755	None	None	12/16/2019	12/17/2019	12/17/2019
Advisor Class	0.23495	None	None	12/16/2019	12/17/2019	12/17/2019
Class C	0.04533	None	None	12/16/2019	12/17/2019	12/17/2019
Institutional Class	0.23495	None	None	12/16/2019	12/17/2019	12/17/2019
Institutional 2 Class	0.24633	None	None	12/16/2019	12/17/2019	12/17/2019
Institutional 3 Class	0.25391	None	None	12/16/2019	12/17/2019	12/17/2019
Columbia Acorn Family of Funds | Annual Report 2019	37

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Funds’ actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Funds’ actual return) and then applies the Funds’ actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the “Fund of Funds” table.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	1,043.60	1,019.82	5.78	5.71	1.11
Advisor Class	1,000.00	1,000.00	1,045.00	1,021.10	4.48	4.43	0.86
Class C	1,000.00	1,000.00	1,038.50	1,016.00	9.66	9.55	1.86
Institutional Class	1,000.00	1,000.00	1,044.70	1,021.10	4.48	4.43	0.86
Institutional 2 Class	1,000.00	1,000.00	1,045.20	1,021.30	4.27	4.22	0.82
Institutional 3 Class	1,000.00	1,000.00	1,045.30	1,021.56	4.01	3.97	0.77
38	Columbia Acorn Family of Funds | Annual Report 2019

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	1,094.50	1,019.21	6.56	6.33	1.23
Advisor Class	1,000.00	1,000.00	1,096.00	1,020.49	5.23	5.05	0.98
Class C	1,000.00	1,000.00	1,090.60	1,015.39	10.55	10.17	1.98
Institutional Class	1,000.00	1,000.00	1,095.90	1,020.49	5.23	5.05	0.98
Institutional 2 Class	1,000.00	1,000.00	1,096.30	1,020.79	4.91	4.74	0.92
Institutional 3 Class	1,000.00	1,000.00	1,096.50	1,021.00	4.70	4.53	0.88
Class R	1,000.00	1,000.00	1,092.90	1,017.94	7.89	7.61	1.48
Columbia Acorn USA®
Class A	1,000.00	1,000.00	1,094.90	1,018.35	7.47	7.20	1.40
Advisor Class	1,000.00	1,000.00	1,096.30	1,019.62	6.14	5.92	1.15
Class C	1,000.00	1,000.00	1,092.00	1,014.52	11.46	11.04	2.15
Institutional Class	1,000.00	1,000.00	1,096.30	1,019.62	6.14	5.92	1.15
Institutional 2 Class	1,000.00	1,000.00	1,096.80	1,019.98	5.77	5.56	1.08
Institutional 3 Class	1,000.00	1,000.00	1,097.00	1,020.18	5.56	5.35	1.04
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	1,082.40	1,018.85	6.90	6.69	1.30
Advisor Class	1,000.00	1,000.00	1,083.60	1,020.13	5.57	5.40	1.05
Class C	1,000.00	1,000.00	1,077.80	1,015.03	10.85	10.53	2.05
Institutional Class	1,000.00	1,000.00	1,083.60	1,020.13	5.57	5.40	1.05
Institutional 2 Class	1,000.00	1,000.00	1,084.20	1,020.54	5.15	4.99	0.97
Institutional 3 Class	1,000.00	1,000.00	1,084.40	1,020.79	4.89	4.74	0.92
Columbia Acorn SelectSM
Class A	1,000.00	1,000.00	1,105.20	1,019.52	6.28	6.02	1.17
Advisor Class	1,000.00	1,000.00	1,106.00	1,020.79	4.94	4.74	0.92
Class C	1,000.00	1,000.00	1,101.60	1,015.70	10.28	9.86	1.92
Institutional Class	1,000.00	1,000.00	1,106.00	1,020.79	4.94	4.74	0.92
Institutional 2 Class	1,000.00	1,000.00	1,106.70	1,021.15	4.56	4.38	0.85
Institutional 3 Class	1,000.00	1,000.00	1,106.80	1,021.45	4.24	4.07	0.79
Columbia Acorn Emerging Markets FundSM
Class A	1,000.00	1,000.00	1,087.30	1,017.58	8.24	7.97	1.55
Advisor Class	1,000.00	1,000.00	1,088.80	1,018.85	6.92	6.69	1.30
Class C	1,000.00	1,000.00	1,084.30	1,013.76	12.21	11.80	2.30
Institutional Class	1,000.00	1,000.00	1,088.50	1,018.85	6.92	6.69	1.30
Institutional 2 Class	1,000.00	1,000.00	1,089.60	1,019.16	6.60	6.38	1.24
Institutional 3 Class	1,000.00	1,000.00	1,089.50	1,019.42	6.34	6.12	1.19
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	1,126.60	1,018.14	7.80	7.40	1.44
Advisor Class	1,000.00	1,000.00	1,127.80	1,019.42	6.45	6.12	1.19
Class C	1,000.00	1,000.00	1,122.20	1,014.32	11.84	11.24	2.19
Institutional Class	1,000.00	1,000.00	1,128.00	1,019.42	6.45	6.12	1.19
Institutional 2 Class	1,000.00	1,000.00	1,128.10	1,019.67	6.18	5.87	1.14
Institutional 3 Class	1,000.00	1,000.00	1,128.50	1,019.92	5.91	5.61	1.09
Columbia Acorn Family of Funds | Annual Report 2019	39

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
Fund of Funds—Columbia Thermostat Fund
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,049.50	1,022.93	2.61	2.58	0.50	4.65	4.59	0.89
Advisor Class	1,000.00	1,000.00	1,050.40	1,024.21	1.31	1.29	0.25	3.34	3.30	0.64
Class C	1,000.00	1,000.00	1,045.20	1,019.11	6.51	6.43	1.25	8.55	8.44	1.64
Institutional Class	1,000.00	1,000.00	1,050.70	1,024.21	1.31	1.29	0.25	3.34	3.30	0.64
Institutional 2 Class	1,000.00	1,000.00	1,050.90	1,024.41	1.10	1.08	0.21	3.14	3.09	0.60
Institutional 3 Class	1,000.00	1,000.00	1,050.60	1,024.61	0.89	0.88	0.17	2.93	2.89	0.56
Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).
In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly by the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund’s most recent shareholder report.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for the Funds, account value at the end of the period would have been reduced.
40	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments
Columbia Acorn® Fund, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 4.8%
Entertainment 4.0%
Live Nation Entertainment, Inc.(a) Live concerts and ticket sales	412,149	29,456,289
Madison Square Garden Co. (The), Class A(a) Sports, entertainment and media	60,814	17,890,871
Take-Two Interactive Software, Inc.(a) Interactive entertainment software games and accessories	382,000	46,768,260
World Wrestling Entertainment, Inc., Class A Media and entertainment company	333,000	21,601,710
Zynga, Inc., Class A(a) Social gaming company	8,375,000	51,255,000
Total		166,972,130
Media 0.8%
Cable One, Inc. Cable company	22,849	34,010,051
Total Communication Services		200,982,181
Consumer Discretionary 14.3%
Auto Components 1.3%
Dorman Products, Inc.(a) Automotive products and home hardware	404,233	30,608,523
LCI Industries Recreational vehicles and equipment	223,097	23,900,381
Total		54,508,904
Diversified Consumer Services 2.8%
Bright Horizons Family Solutions, Inc.(a) Child care and early education services	233,973	35,163,802
Chegg, Inc.(a) Online educational platform	1,049,168	39,773,959
Grand Canyon Education, Inc.(a) Online post secondary education	420,287	40,259,292
Total		115,197,053
Common Stocks (continued)
Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure 3.9%
Choice Hotels International, Inc. Vacation rental properties, travel tips and other services	260,000	26,891,800
Dunkin’ Brands Group, Inc. Quick service restaurants serving hot and cold coffee and baked goods	302,813	22,874,494
Planet Fitness, Inc., Class A(a) Chain of fitness clubs	400,000	29,872,000
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	408,073	22,982,671
Wendy’s Co. (The) Fast-food restaurants	1,445,000	32,093,450
Wingstop, Inc. Cooked-to-order chicken wings	327,000	28,197,210
Total		162,911,625
Household Durables 1.9%
Helen of Troy Ltd.(a) Brand-name hair and comfort products	197,547	35,516,975
Skyline Champion Corp.(a) Factory-built housing	1,396,497	44,268,955
Total		79,785,930
Specialty Retail 3.5%
Five Below, Inc.(a) Specialty value retailer	271,614	34,728,566
Monro, Inc. Automotive undercar repair and tire services	103,267	8,075,480
Tractor Supply Co. Retail farm store chain	567,948	53,069,061
Williams-Sonoma, Inc. Cooking & serving equipment and home furnishings	685,000	50,306,400
Total		146,179,507
Textiles, Apparel & Luxury Goods 0.9%
Carter’s, Inc. Markets baby and young children’s apparel	330,200	36,104,068
Total Consumer Discretionary		594,687,087
Consumer Staples 2.0%
Food & Staples Retailing 1.0%
BJ’s Wholesale Club Holdings, Inc.(a) Warehouse club	1,883,368	42,827,789
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	41

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.0%
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	215,809	41,897,159
Total Consumer Staples		84,724,948
Energy 0.6%
Oil, Gas & Consumable Fuels 0.6%
Diamondback Energy, Inc. Independent oil and natural gas company	275,816	25,612,274
Total Energy		25,612,274
Financials 8.3%
Banks 2.6%
BOK Financial Corp. Multi-bank holding company	290,911	25,425,621
OFG Bancorp Holding company for Oriental Bank	1,612,838	38,079,105
SVB Financial Group(a) Holding company for Silicon Valley Bank	178,068	44,702,191
Total		108,206,917
Capital Markets 3.0%
Ares Management Corp., Class A Asset management firm	1,638,335	58,472,176
Houlihan Lokey, Inc. Investment bank	609,342	29,778,543
Raymond James Financial, Inc. Financial services to individuals, corporations, and municipalities	382,123	34,184,724
Total		122,435,443
Consumer Finance 0.5%
OneMain Holdings, Inc. Personal and auto loan products	475,000	20,021,250
Insurance 1.4%
Assured Guaranty Ltd. Financial guaranty insurance and reinsurance coverage	410,000	20,098,200
Primerica, Inc. Distributes financial products to middle income households	305,212	39,848,479
Total		59,946,679
Thrifts & Mortgage Finance 0.8%
Walker & Dunlop, Inc. Commercial real estate financial services	534,000	34,539,120
Total Financials		345,149,409
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 21.8%
Biotechnology 7.4%
ACADIA Pharmaceuticals, Inc.(a) Small molecule drugs for central nervous system disorders	660,000	28,234,800
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	748,362	35,734,286
Anika Therapeutics, Inc.(a),(b) Integrated orthopedic medicines company	292,624	15,172,554
Argenx SE, ADR(a) Anitbody based therapies	218,766	35,116,318
CRISPR Therapeutics AG(a) Biological transformative gene-based medicines & related products	391,000	23,813,855
Exact Sciences Corp.(a) Developing and commercializing a test for the early detection and prevention of colorectal cancer	635,484	58,769,560
Fate Therapeutics, Inc.(a) Biotechnology services	1,120,000	21,918,400
Immunomedics, Inc.(a) Diagnostic imaging and therapeutic products	1,535,996	32,501,675
Insmed, Inc.(a) Biopharmaceuticals focused on rare diseases	1,535,000	36,655,800
Intercept Pharmaceuticals, Inc.(a) Biopharmaceutical products	140,316	17,387,959
MacroGenics, Inc.(a) Treatments for autoimmune disorders, cancer and infectious diseases	479,294	5,214,719
Total		310,519,926
Health Care Equipment & Supplies 7.0%
Globus Medical, Inc., Class A(a) Medical device company	795,000	46,809,600
Hill-Rom Holdings, Inc. Equipment and services for the healthcare industry	240,000	27,247,200
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	447,452	70,724,263
Penumbra, Inc.(a) Peripheral vascular & neurovascular devices	151,389	24,868,671
STERIS PLC Infection prevention products	291,209	44,386,076
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	430,687	29,075,679
Varian Medical Systems, Inc.(a) Medical equipment	333,296	47,331,365
Total		290,442,854

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.3%
Chemed Corp. Hospice and palliative care services	135,438	59,492,496
Encompass Health Corp. Inpatient rehabilitative healthcare services	515,243	35,690,883
Total		95,183,379
Health Care Technology 0.6%
Livongo Health, Inc.(a),(c) Applied health signals for treatment of chronic conditions	957,730	24,000,714
Life Sciences Tools & Services 2.4%
Bio-Techne Corp. Biotechnology products and clinical diagnostic controls	179,802	39,468,337
Pra Health Sciences, Inc.(a) Global contract research organization	536,040	59,580,846
Total		99,049,183
Pharmaceuticals 2.1%
Horizon Therapeutics PLC(a) Biopharmaceuitcal therapies	1,831,589	66,303,522
Reata Pharmaceuticals, Inc., Class A(a) Biopharmaceutical company	98,171	20,069,097
Total		86,372,619
Total Health Care		905,568,675
Industrials 17.1%
Aerospace & Defense 2.6%
Curtiss-Wright Corp. Precision components and systems	311,000	43,816,790
HEICO Corp., Class A Aerospace products and services	323,272	28,942,542
Hexcel Corp. Reinforcement products, composite materials & engineered products	485,000	35,555,350
Total		108,314,682
Air Freight & Logistics 0.5%
Expeditors International of Washington, Inc. Global logistics company	284,237	22,176,171
Building Products 1.6%
Allegion PLC Security products and solutions	542,420	67,552,987
Commercial Services & Supplies 0.7%
Unifirst Corp. Workplace uniforms and protective clothing	138,000	27,873,240
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.6%
Atkore International Group, Inc.(a) Metal products and electrical raceway solutions	640,187	25,901,966
Machinery 6.7%
Donaldson Co., Inc. Filtration systems and replacement parts	370,548	21,350,976
Graco, Inc. Technology for the management of fluids in industrial and commercial applications	612,836	31,867,472
IDEX Corp. Pump and dispensing equipment & other engineered products	188,000	32,336,000
ITT, Inc. Engineered components & customized technology solutions	472,470	34,920,258
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	103,337	16,827,397
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	219,198	20,747,091
SPX Corp.(a) Engineered products and technologies	1,012,428	51,512,336
Toro Co. (The) Turf equipment	483,510	38,521,242
Woodward, Inc. Energy control systems and components for aircraft, industrial engines and turbines	237,474	28,126,420
Total		276,209,192
Professional Services 1.3%
Exponent, Inc. Science and engineering consulting firm	448,000	30,916,480
ICF International, Inc. Management, technology, policy consulting, and implementation services	223,021	20,433,184
Total		51,349,664
Road & Rail 1.0%
Old Dominion Freight Line, Inc. Inter-regional and multi-regional motor carrier	217,890	41,351,164

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	43

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 2.1%
Air Lease Corp. Aircraft leasing company	560,000	26,611,200
SiteOne Landscape Supply, Inc.(a) Landscape supplies	349,614	31,692,509
Watsco, Inc. Air conditioning, heating, and refrigeration equipment	167,628	30,198,184
Total		88,501,893
Total Industrials		709,230,959
Information Technology 24.6%
Electronic Equipment, Instruments & Components 2.7%
CDW Corp. IT products and services	246,872	35,263,197
Cognex Corp. Machine vision systems	415,683	23,294,875
Dolby Laboratories, Inc., Class A Audio signal processing systems	280,000	19,264,000
ePlus, Inc.(a) Provides IT hardware, software and services	424,122	35,749,243
Total		113,571,315
IT Services 6.3%
Booz Allen Hamilton Holdings Corp. Technology consulting services to the U.S. government in the defense, intelligence, and civil markets	963,985	68,568,253
EPAM Systems, Inc.(a) Provides software development, outsourcing services, e-business, enterprise relationship management and content management solutions	257,012	54,527,666
Gartner, Inc.(a) Research and analysis on computer hardware, software, communications, and information technology	210,000	32,361,000
Jack Henry & Associates, Inc. Integrated computer systems	250,500	36,490,335
LiveRamp Holdings, Inc.(a) Marketing technology company	942,659	45,313,618
Wix.com Ltd.(a) Web platform	186,500	22,823,870
Total		260,084,742
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.1%
Brooks Automation, Inc. Automation solutions for the global semiconductor and related industries	822,098	34,495,232
Cabot Microelectronics Corp. Slurries used in chemical mechanical planarization	163,000	23,524,160
Inphi Corp.(a) Analog semiconductor solutions	196,000	14,507,920
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	233,792	25,719,458
Semtech Corp.(a) Analog and mixed-signal semiconductors	708,492	37,479,227
Teradyne, Inc. Semiconductor test products and services	527,597	35,976,839
Total		171,702,836
Software 11.5%
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	430,404	43,070,528
ANSYS, Inc.(a) Software solutions for design analysis and optimization	114,117	29,374,857
Aspen Technology, Inc.(a) Process optimization software, products and services	279,600	33,812,028
Blackline, Inc.(a) Develops and markets enterprise software	849,805	43,815,946
Cadence Design Systems, Inc.(a) Software technology, design and consulting services and technology	295,340	20,484,782
CyberArk Software Ltd.(a) IT security solutions	525,438	61,255,562
j2 Global, Inc. Cloud-based communications and storage messaging services	410,000	38,421,100
Manhattan Associates, Inc.(a) Information technology solutions for distribution centers	385,000	30,703,750
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	696,465	30,212,652
Paylocity Holding Corp.(a) Cloud-based payroll and human capital management	434,328	52,475,509
Qualys, Inc.(a) Information technology security risk and compliance management solutions	562,637	46,907,047

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Synopsys, Inc.(a) Electronic design automation solutions	129,363	18,007,330
Zscaler, Inc.(a),(c) Cloud-based internet security platform	667,176	31,023,684
Total		479,564,775
Total Information Technology		1,024,923,668
Materials 1.0%
Containers & Packaging 1.0%
Avery Dennison Corp. Pressure-sensitive materials and a variety of tickets, tags and labels	324,021	42,388,427
Total Materials		42,388,427
Real Estate 4.4%
Equity Real Estate Investment Trusts (REITS) 1.8%
Americold Realty Trust Temperature-controlled food distribution services	909,532	31,888,192
Lamar Advertising Co., Class A Outdoor advertising structures	486,593	43,433,291
Total		75,321,483
Real Estate Management & Development 2.6%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	635,374	49,540,111
FirstService Corp. Real estate services	217,000	20,189,680
Jones Lang LaSalle, Inc. Real estate and investment management services	211,256	36,777,557
Total		106,507,348
Total Real Estate		181,828,831
Total Common Stocks (Cost: $3,099,919,034)		4,115,096,459

Securities Lending Collateral 0.3%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 1.512%(d),(e)	11,246,025	11,246,025
Total Securities Lending Collateral (Cost: $11,246,025)		11,246,025

Money Market Funds 1.4%

Columbia Short-Term Cash Fund, 1.699%(b),(d)	57,996,583	57,990,784
Total Money Market Funds (Cost: $57,990,784)		57,990,784
Total Investments in Securities (Cost $3,169,155,843)		4,184,333,268
Obligation to Return Collateral for Securities Loaned		(11,246,025)
Other Assets & Liabilities, Net		(13,924,331)
Net Assets		$4,159,162,912

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	45

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Anika Therapeutics, Inc. ‡,†
	—	922,672	(630,048)	292,624	10,543,860	—	—	—
Central Garden & Pet Co. †
	683,522	—	(683,522)	—	(7,870,504)	2,815,890	—	—
Columbia Short-Term Cash Fund, 1.699%
	41,013,366	1,586,762,821	(1,569,779,604)	57,996,583	9,527	—	1,969,461	57,990,784
Total of Affiliated Transactions					2,682,883	2,815,890	1,969,461	57,990,784

‡	Issuer was not an affiliate at the beginning of period.
†	Issuer was not an affiliate at the end of period.

(c)	All or a portion of this security was on loan at December 31, 2019. The total market value of securities on loan at December 31, 2019 was $11,301,714.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(e)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn® Fund, December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	200,982,181	—	—	200,982,181
Consumer Discretionary	594,687,087	—	—	594,687,087
Consumer Staples	84,724,948	—	—	84,724,948
Energy	25,612,274	—	—	25,612,274
Financials	345,149,409	—	—	345,149,409
Health Care	905,568,675	—	—	905,568,675
Industrials	709,230,959	—	—	709,230,959
Information Technology	1,024,923,668	—	—	1,024,923,668
Materials	42,388,427	—	—	42,388,427
Real Estate	181,828,831	—	—	181,828,831
Total Common Stocks	4,115,096,459	—	—	4,115,096,459
Securities Lending Collateral	11,246,025	—	—	11,246,025
Money Market Funds	57,990,784	—	—	57,990,784
Total Investments in Securities	4,184,333,268	—	—	4,184,333,268
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	47

Portfolio of Investments
Columbia Acorn International®, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Australia 4.2%
carsales.com Ltd. Automotive & related industry websites	3,033,523	35,376,283
Cleanaway Waste Management Ltd. Waste management services	11,545,503	16,295,487
Evolution Mining Ltd. Gold exploration	3,469,000	9,222,112
National Storage REIT Owns self storage facilities	19,549,881	25,170,498
Star Entertainment Group Ltd. (The) Casinos and hotels	8,192,000	26,427,421
Total		112,491,801
Brazil 3.0%
Ez Tec Empreendimentos e Participacoes SA Residential real estate projects in Sao Paulo	787,000	10,153,703
Localiza Rent a Car SA Rents automobiles	743,610	8,763,902
Notre Dame Intermedica Participacoes SA Managed health care services	1,086,000	18,425,311
Sul America SA Full service insurance company	1,596,400	23,779,126
TOTVS SA Software solutions	1,333,000	21,389,900
Total		82,511,942
Cambodia 1.6%
NagaCorp Ltd. Leisure and tourism company	24,490,000	42,771,634
Canada 6.5%
Agnico Eagle Mines Ltd. Gold producer	239,727	14,765,211
CAE, Inc. Training solutions based on simulation technology and integrated training services	1,063,934	28,168,381
CCL Industries, Inc. Manufacturing services and specialty packaging products for the non-durable consumer products market	1,525,004	64,967,249
CES Energy Solutions Corp.(a) Oil and natural gas industry	4,894,311	8,781,906
Osisko Gold Royalties Ltd. Precious metal royalty and stream company	1,261,119	12,256,226
Parex Resources, Inc.(b) Oil and gas exploration and production	917,300	17,059,640
Common Stocks (continued)
Issuer	Shares	Value ($)
Pason Systems, Inc. Rental oilfield instrumentation systems	332,238	3,354,234
Seven Generations Energy Ltd.(b) Oil and gas resources	2,227,060	14,526,355
Winpak Ltd. Packaging materials and machines for the protection of perishables	369,289	13,360,438
Total		177,239,640
China 1.7%
Minth Group Ltd. Exterior automobile body parts	3,885,000	13,718,243
New Oriental Education & Technology Group, Inc., ADR(b) Educational services	156,614	18,989,448
Shenzhou International Group Holdings Ltd. Manufactures and processes textiles	971,000	14,191,239
Total		46,898,930
Cyprus 0.1%
TCS Group Holding PLC, GDR(c) Online retail financial services	91,057	1,957,725
Denmark 2.2%
SimCorp AS Global provider of highly specialised software for the investment management industry	532,852	60,589,084
France 0.7%
Akka Technologies High-technology engineering consulting services	249,511	18,405,463
Germany 8.8%
Corestate Capital Holding SA(a),(b) Real estate investment company	396,300	16,669,864
Eckert & Ziegler Strahlen- und Medizintechnik AG Equipment for the pharmaceutical industry	93,444	19,847,662
Hypoport AG(b) Technology service provider	46,338	16,347,030
MTU Aero Engines AG Develops and manufactures engines and offers commercial engine services and support	98,912	28,182,572
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	747,880	49,269,187
Rational AG Food preparation appliances/processors and kitchen accessories	52,402	41,980,118
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Stroeer SE & Co. KGaA Digital multi-channel media company	334,150	26,921,125
Varta AG(b) Manufactures and markets a wide range of industrial, commercial and miniaturized batteries	293,288	39,760,165
Total		238,977,723
Hong Kong 0.7%
Vitasoy International Holdings Ltd. Food and beverages	5,132,000	18,616,929
India 2.0%
Bandhan Bank Ltd. Commercial bank	1,454,080	10,357,828
Cholamandalam Investment and Finance Co., Ltd. Financial services provider	3,352,635	14,351,441
Havells India Ltd. Manufactures electrical products	1,266,099	11,479,087
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	4,499,278	18,418,648
Total		54,607,004
Ireland 1.3%
UDG Healthcare PLC Commercialisation solutions for health care companies	3,342,915	35,740,681
Italy 3.6%
Amplifon SpA Hearing aids	772,000	22,217,591
Davide Campari-Milano SpA Global producer & distributor of branded spirits, wines and soft drinks	1,409,760	12,881,392
Freni Brembo SpA Braking systems and components	2,761,807	34,289,658
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	401,173	28,851,886
Total		98,240,527
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 21.2%
Aeon Credit Service Co., Ltd. Credit card company	686,500	10,816,922
Aeon Mall Co., Ltd. Large-scale shopping malls	1,780,700	31,585,221
Aica Kogyo Co., Ltd. Manufactures adhesives, melamine boards, and housing materials	398,100	13,136,349
Aruhi Corp.(a) Finance services	662,000	13,593,001
Azbil Corp. Provides measurement and control technologies	825,440	23,249,107
CyberAgent, Inc. Operates websites, internet advertising agency and creates PC and mobile contents	780,100	27,175,397
Daifuku Co., Ltd. Material handling equipment	280,000	16,921,765
Daiseki Co., Ltd. Waste Disposal & Recycling	451,700	12,995,296
Disco Corp. Abrasive and precision industrial machinery for cutting and grinding purposes	94,700	22,237,937
Fuji Oil Holdings, Inc. Specialty vegetable oils and fats	973,100	26,175,748
Glory Ltd. Vending machines, coin-operated lockers, money handling machines, and data processing terminals	635,500	19,204,202
Hikari Tsushin, Inc. Distribution network, telecommunication, office automation equipment, in-house products and individual insurance plans	207,928	52,251,876
Hoshizaki Corp. Commercial Kitchen Equipment	190,000	16,940,430
Invesco Office J-REIT, Inc. Commercial and office buildings	72,000	14,913,923
KH Neochem Co., Ltd. Manufactures and sells petroleum chemical products	824,000	17,570,271
Mandom Corp. Cosmetic products for men and women	812,200	22,203,807
Milbon Co., Ltd. Hair Products for Salons	173,800	9,854,994
Miura Co., Ltd. Industrial boilers and related equipment	442,300	15,282,642
Nihon Unisys Ltd. Computers and peripheral equipment	545,000	17,096,105
NSD Co., Ltd. Computer software development	785,400	12,932,581

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	49

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Persol Holdings Co., Ltd. Human resource solutions	846,800	15,870,007
Santen Pharmaceutical Co., Ltd. Ophthalmic medicine	1,252,400	23,849,638
SCSK Corp. IT services	326,000	16,904,523
Seiren Co., Ltd. Advertising services	797,000	11,456,684
Sekisui Chemical Co., Ltd. Unit residential houses in addition to parcels of land	1,336,300	23,184,681
Seria Co., Ltd. Operates 100 yen chain stores	526,291	14,338,024
Solasto Corp. Medical related contract services	2,045,100	23,924,123
Ushio, Inc. Lamps and optical equipment	1,268,200	18,804,945
Valqua Ltd. Rubber, fiber and resin products	462,800	11,085,214
Yokogawa Electric Corp. Information technology solutions	1,113,000	19,545,481
Total		575,100,894
Malta 0.6%
Kindred Group PLC Online gambling services	2,834,312	17,357,470
Mexico 0.8%
Corporación Inmobiliaria Vesta SAB de CV Real estate owner, developer and asset administrator	4,801,000	8,663,764
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	74,379	13,937,881
Total		22,601,645
Netherlands 2.7%
Aalberts NV Industrial services and flow control systems	559,127	25,165,111
Argenx SE, ADR(b) Anitbody based therapies	162,000	26,004,240
IMCD NV Specialty chemicals and food ingredients	239,000	20,926,129
Total		72,095,480
New Zealand 1.3%
Fisher & Paykel Healthcare Corp., Ltd. Heated humidification products and systems	2,400,000	35,918,335
Common Stocks (continued)
Issuer	Shares	Value ($)
Philippines 0.4%
Universal Robina Corp. Branded consumer foods	4,106,730	11,757,841
Russian Federation 1.1%
TCS Group Holding PLC, GDR Online retail financial services	1,381,760	29,707,840
Singapore 1.6%
Mapletree Commercial Trust Singapore-focused real estate investment trust	13,481,300	23,973,168
Singapore Exchange Singapore’s Securities and derivatives exchange and clearing houses	3,049,200	20,082,445
Total		44,055,613
South Africa 1.0%
Clicks Group Ltd. Owns and operates chains of retail stores	663,564	12,156,496
PSG Group Ltd. Diversified financial services	874,770	14,624,885
Total		26,781,381
South Korea 3.1%
DoubleUGames Co., Ltd.(b) Online and mobile games	447,574	19,232,738
Koh Young Technology, Inc.(b) 3D measurement and inspection equipment for testing various machineries	314,135	28,626,009
Korea Investment Holdings Co., Ltd.(b) Financial holding company	365,098	22,800,908
Korea Zinc Co. Ltd.(b) Non-ferrous metal smelting	38,662	14,207,344
Total		84,866,999
Spain 0.8%
Befesa SA Waste recycling services	494,857	21,037,119
Sweden 5.2%
AddTech AB, Class B High-tech industrial components and systems	38,939	1,259,671
Dometic Group AB Transportation climate control and convenience products	1,526,397	15,395,774
Dustin Group AB IT products and related services	1,016,691	8,157,321
Hexagon AB, Class B Design, measurement and visualisation technologies	699,561	39,211,309

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Sectra AB, Class B(b) Medical and communication systems	265,000	11,131,949
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	857,153	33,045,601
Trelleborg AB, Class B Manufactures and distributes industrial products	1,742,586	31,369,893
Total		139,571,518
Switzerland 3.4%
Belimo Holding AG, Registered Shares Manufactures heating, ventilation and air conditioning equipment	3,146	23,697,396
Inficon Holding AG Vacuum instruments used to monitor and control production processes	29,613	23,514,766
Kardex AG Storage, warehouse and materials handling systems	89,964	15,152,028
Partners Group Holding AG(a) Global private markets asset management firm	31,016	28,427,011
Total		90,791,201
Taiwan 3.3%
Getac Technology Corp. Laptops	8,428,000	13,142,220
Grape King Bio Ltd. Beverages, nutrition, pharmaceuticals, syrups and hair care products	1,228,000	7,989,091
Parade Technologies Ltd. Fabless semiconductor company	1,360,000	27,956,153
Silergy Corp. High performance analog integrated circuits	260,000	8,278,484
Sinbon Electronics Co., Ltd. Cable, connectors & modems	5,740,000	23,727,914
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	350,000	8,355,043
Total		89,448,905
Thailand 0.7%
Muangthai Capital PCL, Foreign Registered Shares Commercial lending company	9,048,400	19,230,786
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 13.1%
Abcam PLC Research-grade antibodies via an online catalog	1,081,000	19,359,185
Croda International PLC Diverse range of chemicals and chemical products	464,133	31,527,920
Dechra Pharmaceuticals PLC International veterinary pharmaceuticals	877,027	33,721,708
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	1,079,631	30,232,517
Intermediate Capital Group PLC Private equity firm	2,079,382	44,351,018
Rentokil Initial PLC Fully integrated facilities management and essential support services	6,901,043	41,361,887
Rightmove PLC Website that lists properties across Britain	6,931,860	58,166,279
Safestore Holdings PLC Self storage facilities	2,552,083	27,246,738
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	269,025	31,667,879
WH Smith PLC Retails books, magazines, newspapers, and periodicals	1,110,564	38,274,243
Total		355,909,374
United States 1.0%
Inter Parfums, Inc. Fragrances and related products	352,851	25,655,796
Total Common Stocks (Cost: $1,757,986,296)		2,650,937,280

Securities Lending Collateral 1.7%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 1.512%(d),(e)	46,598,154	46,598,154
Total Securities Lending Collateral (Cost: $46,598,154)		46,598,154

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	51

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2019
Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(d),(f)	55,986,344	55,980,746
Total Money Market Funds (Cost: $55,980,746)		55,980,746
Total Investments in Securities (Cost: $1,860,565,196)		2,753,516,180
Obligation to Return Collateral for Securities Loaned		(46,598,154)
Other Assets & Liabilities, Net		7,330,152
Net Assets		$2,714,248,178
At December 31, 2019, securities and/or cash totaling $1,891,100 were pledged as collateral.
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index Future	333	03/2020	USD	33,907,725	95,124	—
MSCI Emerging Markets Index	151	03/2020	USD	8,457,510	37,712	—
Total					132,836	—
Notes to Portfolio of Investments
(a)	All or a portion of this security was on loan at December 31, 2019. The total market value of securities on loan at December 31, 2019 was $44,403,298.
(b)	Non-income producing security.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $1,957,725, which represents 0.07% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(e)	Investment made with cash collateral received from securities lending activity.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	—	777,047,609	(721,061,265)	55,986,344	(27)	—	2,074,574	55,980,746
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2019
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	112,491,801	—	112,491,801
Brazil	82,511,942	—	—	82,511,942
Cambodia	—	42,771,634	—	42,771,634
Canada	177,239,640	—	—	177,239,640
China	18,989,448	27,909,482	—	46,898,930
Cyprus	—	1,957,725	—	1,957,725
Denmark	—	60,589,084	—	60,589,084
France	—	18,405,463	—	18,405,463
Germany	—	238,977,723	—	238,977,723
Hong Kong	—	18,616,929	—	18,616,929
India	—	54,607,004	—	54,607,004
Ireland	—	35,740,681	—	35,740,681
Italy	—	98,240,527	—	98,240,527
Japan	—	575,100,894	—	575,100,894
Malta	—	17,357,470	—	17,357,470
Mexico	22,601,645	—	—	22,601,645
Netherlands	26,004,240	46,091,240	—	72,095,480
New Zealand	—	35,918,335	—	35,918,335
Philippines	—	11,757,841	—	11,757,841
Russian Federation	—	29,707,840	—	29,707,840
Singapore	—	44,055,613	—	44,055,613
South Africa	—	26,781,381	—	26,781,381
South Korea	—	84,866,999	—	84,866,999
Spain	—	21,037,119	—	21,037,119
Sweden	—	139,571,518	—	139,571,518
Switzerland	—	90,791,201	—	90,791,201
Taiwan	—	89,448,905	—	89,448,905
Thailand	—	19,230,786	—	19,230,786
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	53

Portfolio of Investments   (continued)
Columbia Acorn International®, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	—	355,909,374	—	355,909,374
United States	25,655,796	—	—	25,655,796
Total Common Stocks	353,002,711	2,297,934,569	—	2,650,937,280
Securities Lending Collateral	46,598,154	—	—	46,598,154
Money Market Funds	55,980,746	—	—	55,980,746
Total Investments in Securities	455,581,611	2,297,934,569	—	2,753,516,180
Investments in Derivatives
Asset
Futures Contracts	132,836	—	—	132,836
Total	455,714,447	2,297,934,569	—	2,753,649,016
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments
Columbia Acorn USA®, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.2%
Issuer	Shares	Value ($)
Consumer Discretionary 12.3%
Auto Components 3.0%
Dorman Products, Inc.(a) Automotive products and home hardware	40,368	3,056,665
LCI Industries Recreational vehicles and equipment	25,506	2,732,458
Visteon Corp.(a) Automotive systems, modules and components	39,412	3,412,685
Total		9,201,808
Hotels, Restaurants & Leisure 5.4%
Churchill Downs, Inc. Horse racing company, home of the Kentucky Derby	30,065	4,124,918
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	80,301	3,225,691
Extended Stay America, Inc. Hotels and motels	168,696	2,506,822
Red Rock Resorts, Inc., Class A Casino & entertainment properties	166,206	3,980,634
Wendy’s Co. (The) Fast-food restaurants	129,591	2,878,216
Total		16,716,281
Household Durables 2.1%
Helen of Troy Ltd.(a) Brand-name hair and comfort products	22,359	4,019,925
Skyline Champion Corp.(a) Factory-built housing	81,586	2,586,276
Total		6,606,201
Leisure Products 0.6%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	32,217	1,932,376
Specialty Retail 1.2%
Boot Barn Holdings, Inc.(a) Western and work gear	80,193	3,570,994
Total Consumer Discretionary		38,027,660
Consumer Staples 4.1%
Beverages 0.7%
Cott Corp. Route based service provider	165,005	2,257,268
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.8%
BJ’s Wholesale Club Holdings, Inc.(a) Warehouse club	108,504	2,467,381
Food Products 0.6%
Calavo Growers, Inc. Avocados and other perishable foods	18,708	1,694,758
Household Products 1.3%
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	20,398	3,960,068
Personal Products 0.7%
Inter Parfums, Inc. Fragrances and related products	30,674	2,230,306
Total Consumer Staples		12,609,781
Energy 1.1%
Energy Equipment & Services 0.6%
Core Laboratories NV Reservoir description, production enhancement, and reservoir management services	46,871	1,765,631
Oil, Gas & Consumable Fuels 0.5%
Callon Petroleum Co.(a) Independent energy company	330,000	1,593,900
Total Energy		3,359,531
Financials 9.5%
Banks 2.9%
Bank of NT Butterfield & Son Ltd. (The) Community bank and specialized international financial services	60,330	2,233,416
Lakeland Financial Corp. Bank holding company	58,074	2,841,561
OFG Bancorp Holding company for Oriental Bank	70,000	1,652,700
Trico Bancshares Holding company for Tri Counties Bank	58,462	2,385,834
Total		9,113,511
Capital Markets 1.4%
Houlihan Lokey, Inc. Investment bank	88,416	4,320,890
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	55

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.1%
FirstCash, Inc. Owns and operates pawn stores	42,609	3,435,564
Insurance 0.6%
Palomar Holdings, Inc.(a) Insurance services	33,850	1,709,086
Thrifts & Mortgage Finance 3.5%
Merchants Bancorp Bank holding company	222,709	4,389,594
Walker & Dunlop, Inc. Commercial real estate financial services	98,430	6,366,453
Total		10,756,047
Total Financials		29,335,098
Health Care 26.6%
Biotechnology 10.5%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	65,169	3,111,820
Anika Therapeutics, Inc.(a) Integrated orthopedic medicines company	65,747	3,408,982
Argenx SE, ADR(a) Anitbody based therapies	22,646	3,635,136
Fate Therapeutics, Inc.(a) Biotechnology services	164,952	3,228,111
Immunomedics, Inc.(a) Diagnostic imaging and therapeutic products	212,432	4,495,061
Insmed, Inc.(a) Biopharmaceuticals focused on rare diseases	125,300	2,992,164
Intercept Pharmaceuticals, Inc.(a) Biopharmaceutical products	29,775	3,689,718
Kiniksa Pharmaceuticals Ltd., Class A(a) Clinical-stage biopharmaceutical company	293,282	3,243,699
MacroGenics, Inc.(a) Treatments for autoimmune disorders, cancer and infectious diseases	283,996	3,089,876
Natera, Inc.(a) Preconception and prenatal genetic testing services	48,800	1,644,072
Total		32,538,639
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 7.0%
Atrion Corp. Medical products and components	5,513	4,143,020
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	272,861	4,881,483
Penumbra, Inc.(a) Peripheral vascular & neurovascular devices	17,738	2,913,821
SI-BONE, Inc.(a) Medical devices	170,112	3,657,408
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	89,220	6,023,242
Total		21,618,974
Health Care Providers & Services 5.8%
Chemed Corp. Hospice and palliative care services	4,175	1,833,911
Corvel Corp.(a) Managed care services	7,931	692,852
Hanger, Inc.(a) Orthotics and prosthetics	109,892	3,034,118
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	82,392	6,102,776
National Research Corp., Class A Survey-based healthcare performance, analysis and tracking	59,012	3,891,251
Tivity Health, Inc.(a) Health fitness solutions	124,559	2,534,153
Total		18,089,061
Life Sciences Tools & Services 1.2%
NanoString Technologies, Inc.(a) Translational research and molecular diagnostics	131,410	3,655,826
Pharmaceuticals 2.1%
Menlo Therapeutics, Inc.(a) Clinical stage bio-pharmaceuticals	259,628	1,204,674
Optinose, Inc.(a),(b) Health care services	260,809	2,404,659
Theravance Biopharma, Inc.(a) Small molecule medicines	108,260	2,802,851
Total		6,412,184
Total Health Care		82,314,684

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.6%
Aerospace & Defense 1.6%
BWX Technologies, Inc. Nuclear components and fuel	80,549	5,000,482
Commercial Services & Supplies 3.7%
Brink’s Co. (The) Provides security services globally	30,068	2,726,566
Knoll, Inc. Branded office furniture products and textiles	137,408	3,470,926
Unifirst Corp. Workplace uniforms and protective clothing	25,254	5,100,803
Total		11,298,295
Construction & Engineering 1.0%
Comfort Systems U.S.A., Inc. Heating, ventilation and air conditioning systems	61,711	3,076,293
Electrical Equipment 0.8%
Atkore International Group, Inc.(a) Metal products and electrical raceway solutions	64,118	2,594,214
Machinery 3.2%
ITT, Inc. Engineered components & customized technology solutions	79,873	5,903,414
SPX Corp.(a) Engineered products and technologies	80,864	4,114,360
Total		10,017,774
Professional Services 2.7%
Exponent, Inc. Science and engineering consulting firm	64,352	4,440,931
ICF International, Inc. Management, technology, policy consulting, and implementation services	44,451	4,072,601
Total		8,513,532
Road & Rail 1.0%
Saia, Inc.(a) Trucking transportation	33,123	3,084,414
Trading Companies & Distributors 2.6%
Air Lease Corp. Aircraft leasing company	89,714	4,263,209
SiteOne Landscape Supply, Inc.(a) Landscape supplies	40,424	3,664,436
Total		7,927,645
Total Industrials		51,512,649
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 17.7%
Electronic Equipment, Instruments & Components 1.6%
Badger Meter, Inc. Flow measurement and control solutions	26,509	1,721,229
ePlus, Inc.(a) Provides IT hardware, software and services	39,260	3,309,226
Total		5,030,455
IT Services 2.3%
Endava PLC, ADR(a) IT services	95,802	4,464,373
LiveRamp Holdings, Inc.(a) Marketing technology company	52,000	2,499,640
Total		6,964,013
Semiconductors & Semiconductor Equipment 6.6%
Advanced Energy Industries, Inc.(a) Engineered precision power conversion, measurement and control solutions	75,711	5,390,623
Impinj, Inc.(a) Radio-frequency identification solutions	50,171	1,297,422
Inphi Corp.(a) Analog semiconductor solutions	46,260	3,424,165
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	22,522	2,477,645
Onto Innovation, Inc.(a) Process control solutions and inspection systems	81,044	2,961,348
Semtech Corp.(a) Analog and mixed-signal semiconductors	91,335	4,831,622
Total		20,382,825
Software 7.2%
Bill.com Holdings, Inc.(a) Infrastructure software	41,667	1,585,429
Blackline, Inc.(a) Develops and markets enterprise software	54,335	2,801,513
CyberArk Software Ltd.(a) IT security solutions	35,245	4,108,862
j2 Global, Inc. Cloud-based communications and storage messaging services	46,520	4,359,389
Manhattan Associates, Inc.(a) Information technology solutions for distribution centers	52,162	4,159,920

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	57

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	37,169	1,612,391
Qualys, Inc.(a) Information technology security risk and compliance management solutions	44,284	3,691,957
Total		22,319,461
Total Information Technology		54,696,754
Materials 2.4%
Chemicals 2.4%
Ingevity Corp.(a) Specialty chemicals	36,232	3,165,952
PolyOne Corp. International polymer services company	113,909	4,190,712
Total		7,356,664
Total Materials		7,356,664
Real Estate 3.9%
Equity Real Estate Investment Trusts (REITS) 2.1%
Coresite Realty Corp. Develops, owns & operates data centers	18,807	2,108,641
UMH Properties, Inc. Real estate investment trust	286,440	4,505,701
Total		6,614,342
Real Estate Management & Development 1.8%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	35,024	2,730,821
FirstService Corp. Real estate services	30,308	2,819,857
Total		5,550,678
Total Real Estate		12,165,020
Total Common Stocks (Cost: $229,178,297)		291,377,841

Limited Partnerships 1.5%
Issuer	Shares	Value ($)
Consumer Discretionary 1.5%
Hotels, Restaurants & Leisure 1.5%
Cedar Fair LP Owns and operates amusement parks	83,261	4,615,990
Total Consumer Discretionary		4,615,990
Total Limited Partnerships (Cost: $4,353,694)		4,615,990

Securities Lending Collateral 0.4%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 1.512%(c),(d)	1,229,360	1,229,360
Total Securities Lending Collateral (Cost: $1,229,360)		1,229,360

Money Market Funds 4.3%

Columbia Short-Term Cash Fund, 1.699%(c),(e)	13,293,422	13,292,093
Total Money Market Funds (Cost: $13,292,093)		13,292,093
Total Investments in Securities (Cost $248,053,444)		310,515,284
Obligation to Return Collateral for Securities Loaned		(1,229,360)
Other Assets & Liabilities, Net		112,383
Net Assets		$309,398,307

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2019. The total market value of securities on loan at December 31, 2019 was $1,133,470.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	Investment made with cash collateral received from securities lending activity.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2019
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	6,552,142	163,114,827	(156,373,547)	13,293,422	(383)	—	208,687	13,292,093
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	38,027,660	—	—	38,027,660
Consumer Staples	12,609,781	—	—	12,609,781
Energy	3,359,531	—	—	3,359,531
Financials	29,335,098	—	—	29,335,098
Health Care	82,314,684	—	—	82,314,684
Industrials	51,512,649	—	—	51,512,649
Information Technology	54,696,754	—	—	54,696,754
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	59

Portfolio of Investments   (continued)
Columbia Acorn USA®, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Materials	7,356,664	—	—	7,356,664
Real Estate	12,165,020	—	—	12,165,020
Total Common Stocks	291,377,841	—	—	291,377,841
Limited Partnerships
Consumer Discretionary	4,615,990	—	—	4,615,990
Total Limited Partnerships	4,615,990	—	—	4,615,990
Securities Lending Collateral	1,229,360	—	—	1,229,360
Money Market Funds	13,292,093	—	—	13,292,093
Total Investments in Securities	310,515,284	—	—	310,515,284
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments
Columbia Acorn International SelectSM, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Australia 2.1%
Star Entertainment Group Ltd. (The) Casinos and hotels	952,519	3,072,830
Brazil 4.5%
Sul America SA Full service insurance company	219,500	3,269,555
TOTVS SA Software solutions	207,700	3,332,845
Total		6,602,400
Canada 5.7%
CAE, Inc. Training solutions based on simulation technology and integrated training services	104,460	2,765,650
CCL Industries, Inc. Manufacturing services and specialty packaging products for the non-durable consumer products market	132,562	5,647,322
Total		8,412,972
China 6.3%
NetEase, Inc., ADR Internet technology company that develops applications, services and Internet technologies	9,366	2,871,990
New Oriental Education & Technology Group, Inc., ADR(a) Educational services	29,301	3,552,747
Shenzhou International Group Holdings Ltd. Manufactures and processes textiles	199,600	2,917,169
Total		9,341,906
Germany 9.1%
MTU Aero Engines AG Develops and manufactures engines and offers commercial engine services and support	16,255	4,631,468
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	87,718	5,778,727
Varta AG(a) Manufactures and markets a wide range of industrial, commercial and miniaturized batteries	23,187	3,143,391
Total		13,553,586
Hong Kong 1.6%
Vitasoy International Holdings Ltd. Food and beverages	662,000	2,401,482
Common Stocks (continued)
Issuer	Shares	Value ($)
India 3.3%
Cholamandalam Investment and Finance Co., Ltd. Financial services provider	646,573	2,767,749
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	530,012	2,169,705
Total		4,937,454
Italy 3.7%
Davide Campari-Milano SpA Global producer & distributor of branded spirits, wines and soft drinks	279,694	2,555,646
Nexi SpA(a) Payment services	207,000	2,875,546
Total		5,431,192
Japan 21.4%
Aeon Credit Service Co., Ltd. Credit card company	184,900	2,913,400
Aeon Mall Co., Ltd. Large-scale shopping malls	202,700	3,595,398
CyberAgent, Inc. Operates websites, internet advertising agency and creates PC and mobile contents	72,400	2,522,111
Fuji Oil Holdings, Inc. Specialty vegetable oils and fats	96,600	2,598,476
Hikari Tsushin, Inc. Distribution network, telecommunication, office automation equipment, in-house products and individual insurance plans	18,700	4,699,271
Nihon Unisys Ltd. Computers and peripheral equipment	43,000	1,348,867
Obic Co., Ltd. Computer system integration, office automation, consultation, and system support services	23,400	3,151,999
Recruit Holdings Co., Ltd. Information providing services in human resource, housing, bridal, travel, restaurants, beauty, automobiles, and education and more	128,600	4,816,758
Santen Pharmaceutical Co., Ltd. Ophthalmic medicine	150,600	2,867,898
Sekisui Chemical Co., Ltd. Unit residential houses in addition to parcels of land	179,600	3,116,043
Total		31,630,221
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	61

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Malta 1.0%
Kindred Group PLC Online gambling services	252,706	1,547,584
Netherlands 4.8%
Koninklijke Philips NV Health technology focused on improving people’s health	146,427	7,157,895
Singapore 2.1%
Mapletree Commercial Trust Singapore-focused real estate investment trust	1,726,700	3,070,510
South Korea 3.9%
Koh Young Technology, Inc.(a) 3D measurement and inspection equipment for testing various machineries	33,000	3,007,173
Korea Investment Holdings Co., Ltd.(a) Financial holding company	45,033	2,812,377
Total		5,819,550
Sweden 6.8%
Hexagon AB, Class B Design, measurement and visualisation technologies	115,240	6,459,353
Trelleborg AB, Class B Manufactures and distributes industrial products	200,569	3,610,627
Total		10,069,980
Switzerland 5.4%
Belimo Holding AG, Registered Shares Manufactures heating, ventilation and air conditioning equipment	524	3,947,055
Partners Group Holding AG Global private markets asset management firm	4,423	4,053,801
Total		8,000,856
Taiwan 2.1%
Largan Precision Co., Ltd. Optical lens modules and optoelectronic components	19,000	3,173,726
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 15.1%
Croda International PLC Diverse range of chemicals and chemical products	46,968	3,190,472
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	112,058	3,137,920
Intermediate Capital Group PLC Private equity firm	143,552	3,061,812
Rentokil Initial PLC Fully integrated facilities management and essential support services	720,782	4,320,058
Rightmove PLC Website that lists properties across Britain	609,928	5,117,998
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	30,175	3,552,005
Total		22,380,265
Total Common Stocks (Cost: $108,017,007)		146,604,409

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	1,151,656	1,151,541
Total Money Market Funds (Cost: $1,151,541)		1,151,541
Total Investments in Securities (Cost: $109,168,548)		147,755,950
Other Assets & Liabilities, Net		402,681
Net Assets		$148,158,631

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	3,482,775	51,579,204	(53,910,323)	1,151,656	222	—	76,841	1,151,541
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	3,072,830	—	3,072,830
Brazil	6,602,400	—	—	6,602,400
Canada	8,412,972	—	—	8,412,972
China	6,424,737	2,917,169	—	9,341,906
Germany	—	13,553,586	—	13,553,586
Hong Kong	—	2,401,482	—	2,401,482
India	—	4,937,454	—	4,937,454
Italy	—	5,431,192	—	5,431,192
Japan	—	31,630,221	—	31,630,221
Malta	—	1,547,584	—	1,547,584
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	63

Portfolio of Investments   (continued)
Columbia Acorn International SelectSM, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Netherlands	—	7,157,895	—	7,157,895
Singapore	—	3,070,510	—	3,070,510
South Korea	—	5,819,550	—	5,819,550
Sweden	—	10,069,980	—	10,069,980
Switzerland	—	8,000,856	—	8,000,856
Taiwan	—	3,173,726	—	3,173,726
United Kingdom	—	22,380,265	—	22,380,265
Total Common Stocks	21,440,109	125,164,300	—	146,604,409
Money Market Funds	1,151,541	—	—	1,151,541
Total Investments in Securities	22,591,650	125,164,300	—	147,755,950
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments
Columbia Acorn SelectSM, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.3%
Issuer	Shares	Value ($)
Communication Services 5.9%
Entertainment 5.9%
Madison Square Garden Co. (The), Class A(a) Sports, entertainment and media	19,523	5,743,471
Zynga, Inc., Class A(a) Social gaming company	1,521,899	9,314,022
Total		15,057,493
Total Communication Services		15,057,493
Consumer Discretionary 10.7%
Hotels, Restaurants & Leisure 2.1%
Extended Stay America, Inc. Hotels and motels	356,549	5,298,318
Internet & Direct Marketing Retail 2.5%
Wayfair, Inc., Class A(a) Retails household goods online	69,000	6,235,530
Specialty Retail 6.1%
Five Below, Inc.(a) Specialty value retailer	78,425	10,027,421
Ulta Beauty, Inc.(a) Chain of beauty stores	22,100	5,594,394
Total		15,621,815
Total Consumer Discretionary		27,155,663
Consumer Staples 2.0%
Food & Staples Retailing 2.0%
BJ’s Wholesale Club Holdings, Inc.(a) Warehouse club	225,007	5,116,659
Total Consumer Staples		5,116,659
Financials 10.4%
Banks 3.9%
SVB Financial Group(a) Holding company for Silicon Valley Bank	39,857	10,005,702
Capital Markets 3.5%
Ares Management Corp., Class A Asset management firm	246,367	8,792,838
Thrifts & Mortgage Finance 3.0%
Walker & Dunlop, Inc. Commercial real estate financial services	116,700	7,548,156
Total Financials		26,346,696
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 27.7%
Biotechnology 5.9%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	73,400	3,504,850
Fate Therapeutics, Inc.(a) Biotechnology services	151,800	2,970,726
Kiniksa Pharmaceuticals Ltd., Class A(a) Clinical-stage biopharmaceutical company	113,392	1,254,115
Seattle Genetics, Inc.(a) Monoclonal antibody-based drugs to treat cancer and related diseases	63,961	7,308,184
Total		15,037,875
Health Care Equipment & Supplies 9.8%
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	330,600	5,914,434
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	70,312	11,113,515
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	115,261	7,781,270
Total		24,809,219
Health Care Providers & Services 7.9%
Chemed Corp. Hospice and palliative care services	23,536	10,338,424
Encompass Health Corp. Inpatient rehabilitative healthcare services	139,205	9,642,730
Total		19,981,154
Life Sciences Tools & Services 2.8%
Pra Health Sciences, Inc.(a) Global contract research organization	62,760	6,975,774
Pharmaceuticals 1.3%
Optinose, Inc.(a),(b) Health care services	368,142	3,394,269
Total Health Care		70,198,291
Industrials 15.2%
Construction & Engineering 2.1%
Comfort Systems U.S.A., Inc. Heating, ventilation and air conditioning systems	107,875	5,377,569
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	65

Portfolio of Investments   (continued)
Columbia Acorn SelectSM, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 3.1%
Atkore International Group, Inc.(a) Metal products and electrical raceway solutions	196,950	7,968,597
Machinery 6.9%
ITT, Inc. Engineered components & customized technology solutions	91,376	6,753,600
SPX Corp.(a) Engineered products and technologies	210,850	10,728,048
Total		17,481,648
Trading Companies & Distributors 3.1%
Air Lease Corp. Aircraft leasing company	164,299	7,807,488
Total Industrials		38,635,302
Information Technology 24.7%
Electronic Equipment, Instruments & Components 2.2%
Cognex Corp. Machine vision systems	98,186	5,502,344
IT Services 8.2%
Gartner, Inc.(a) Research and analysis on computer hardware, software, communications, and information technology	41,289	6,362,635
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	133,798	9,087,560
LiveRamp Holdings, Inc.(a) Marketing technology company	113,000	5,431,910
Total		20,882,105
Semiconductors & Semiconductor Equipment 3.4%
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	77,440	8,519,174
Software 10.9%
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	84,650	8,470,926
Cadence Design Systems, Inc.(a) Software technology, design and consulting services and technology	131,700	9,134,712
Qualys, Inc.(a) Information technology security risk and compliance management solutions	121,050	10,091,938
Total		27,697,576
Total Information Technology		62,601,199
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
UMH Properties, Inc. Real estate investment trust	435,748	6,854,316
Total Real Estate		6,854,316
Total Common Stocks (Cost: $205,303,714)		251,965,619

Securities Lending Collateral 0.3%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 1.512%(c),(d)	789,000	789,000
Total Securities Lending Collateral (Cost: $789,000)		789,000

Money Market Funds 0.3%

Columbia Short-Term Cash Fund, 1.699%(c),(e)	745,920	745,845
Total Money Market Funds (Cost: $745,845)		745,845
Total Investments in Securities (Cost $206,838,559)		253,500,464
Obligation to Return Collateral for Securities Loaned		(789,000)
Other Assets & Liabilities, Net		1,135,531
Net Assets		$253,846,995

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn SelectSM, December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2019. The total market value of securities on loan at December 31, 2019 was $727,458.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	5,598,686	172,111,974	(176,964,740)	745,920	158	—	118,587	745,845
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	15,057,493	—	—	15,057,493
Consumer Discretionary	27,155,663	—	—	27,155,663
Consumer Staples	5,116,659	—	—	5,116,659
Financials	26,346,696	—	—	26,346,696
Health Care	70,198,291	—	—	70,198,291
Industrials	38,635,302	—	—	38,635,302
Information Technology	62,601,199	—	—	62,601,199
Real Estate	6,854,316	—	—	6,854,316
Total Common Stocks	251,965,619	—	—	251,965,619
Securities Lending Collateral	789,000	—	—	789,000
Money Market Funds	745,845	—	—	745,845
Total Investments in Securities	253,500,464	—	—	253,500,464
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	67

Portfolio of Investments
Columbia Thermostat FundSM, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 19.7%
Issuer	Shares	Value ($)
Dividend Income 2.0%
Columbia Dividend Income Fund, Institutional 3 Class(a)	573,097	14,264,391
Total Dividend Income		14,264,391
International Small Mid Cap 2.0%
Columbia Acorn International®, Institutional 3 Class(a)	413,525	14,336,928
Total International Small Mid Cap		14,336,928
U.S. Large Cap 11.8%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	520,355	14,273,333
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class(a)	562,946	14,253,804
Columbia Large Cap Index Fund, Institutional 3 Class(a)	1,122,403	57,074,167
Total U.S. Large Cap		85,601,304
U.S. Mid Cap 1.9%
Columbia Acorn SelectSM, Institutional 3 Class(a),(b)	934,588	14,215,080
Total U.S. Mid Cap		14,215,080
U.S. Small Mid Cap 2.0%
Columbia Acorn® Fund, Institutional 3 Class(a),(b)	898,189	14,254,256
Total U.S. Small Mid Cap		14,254,256
Total Equity Funds (Cost: $116,911,429)		142,671,959

Exchange-Traded Fixed Income Funds 7.9%

Multisector 7.9%
Columbia Diversified Fixed Income Allocation ETF(a)	2,750,083	57,229,227
Total Multisector		57,229,227
Total Exchange-Traded Fixed Income Funds (Cost: $54,312,137)		57,229,227

Fixed Income Funds 71.1%
Issuer	Shares	Value ($)
Inflation Protected Securities 7.9%
Columbia Inflation Protected Securities Fund, Institutional 3 Class(a),(b)	5,817,386	57,184,897
Total Inflation Protected Securities		57,184,897
Investment Grade 63.2%
Columbia Corporate Income Fund, Institutional 3 Class(a)	5,328,073	57,276,785
Columbia Quality Income Fund, Institutional 3 Class(a)	20,667,880	114,706,732
Columbia Short Term Bond Fund, Institutional 3 Class(a),(b)	8,617,919	86,093,014
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	17,495,440	200,147,836
Total Investment Grades		458,224,367
Total Fixed Income Funds (Cost: $500,293,577)		515,409,264

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(c)	6,263,810	6,263,184
Total Money Market Funds (Cost: $6,263,184)		6,263,184
Total Investments in Securities (Cost $677,780,327)		721,573,634
Other Assets & Liabilities, Net		2,815,138
Net Assets		$724,388,772
The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Thermostat FundSM, December 31, 2019
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Capital gain distributions — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Acorn International®, Institutional 3 Class
	310,169	1,602,177	(1,498,821)	413,525	1,474,562	1,966,953	431,231	2,303,950	14,336,928
Columbia Acorn SelectSM, Institutional 3 Class
	675,954	3,747,789	(3,489,155)	934,588	1,846,257	2,815,610	—	1,728,665	14,215,080
Columbia Acorn® Fund, Institutional 3 Class
	626,508	3,385,568	(3,113,887)	898,189	795,839	2,251,719	—	2,343,110	14,254,256
Columbia Contrarian Core Fund, Institutional 3 Class
	405,496	2,074,737	(1,959,878)	520,355	2,733,978	2,740,528	206,540	819,449	14,273,333
Columbia Corporate Income Fund, Institutional 3 Class
	5,784,658	4,846,346	(5,302,931)	5,328,073	23,357	5,121,500	1,657,159	—	57,276,785
Columbia Diversified Fixed Income Allocation ETF
	2,936,569	2,476,459	(2,662,945)	2,750,083	(152,307)	4,319,741	1,640,541	—	57,229,227
Columbia Dividend Income Fund, Institutional 3 Class
	453,812	2,272,458	(2,153,173)	573,097	2,685,261	2,473,341	407,831	191,357	14,264,391
Columbia Inflation Protected Securities Fund, Institutional 3 Class
	—	7,837,213	(2,019,827)	5,817,386	134,394	1,971,512	—	—	57,184,897
Columbia Large Cap Enhanced Core Fund, Institutional 3 Class
	425,513	2,249,246	(2,111,813)	562,946	2,177,519	2,426,897	225,066	773,023	14,253,804
Columbia Large Cap Index Fund, Institutional 3 Class
	834,492	4,453,008	(4,165,097)	1,122,403	4,190,095	11,286,238	1,559,742	8,491,065	57,074,167
Columbia Quality Income Fund, Institutional 3 Class
	20,836,213	19,629,742	(19,798,075)	20,667,880	147,939	3,591,553	3,000,520	—	114,706,732
Columbia Short Term Bond Fund, Institutional 3 Class
	14,104,862	10,248,573	(15,735,516)	8,617,919	342,351	1,560,035	3,163,923	—	86,093,014
Columbia Short-Term Cash Fund, 1.699%
	—	97,759,866	(91,496,056)	6,263,810	309	—	109,567	—	6,263,184
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	17,758,369	16,644,087	(16,907,016)	17,495,440	2,188,471	4,928,744	3,572,403	—	200,147,836
Total of Affiliated Transactions					18,588,025	47,454,371	15,974,523	16,650,619	721,573,634

(b)	Non-income producing security.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	69

Portfolio of Investments   (continued)
Columbia Thermostat FundSM, December 31, 2019
Fair value measurements  (continued)
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose net asset values are published each day.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Equity Funds	142,671,959	—	—	142,671,959
Exchange-Traded Fixed Income Funds	57,229,227	—	—	57,229,227
Fixed Income Funds	515,409,264	—	—	515,409,264
Money Market Funds	6,263,184	—	—	6,263,184
Total Investments in Securities	721,573,634	—	—	721,573,634
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments
Columbia Acorn Emerging Markets FundSM, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.6%
Issuer	Shares	Value ($)
Brazil 12.6%
Ez Tec Empreendimentos e Participacoes SA Residential real estate projects in Sao Paulo	27,000	348,348
Localiza Rent a Car SA Rents automobiles	69,405	817,981
Magazine Luiza SA Multichannel retail platform	27,000	320,158
Multiplan Empreendimentos Imobiliarios SA Builds and markets real estate	78,000	641,808
Notre Dame Intermedica Participacoes SA Managed health care services	81,000	1,374,263
Sul America SA Full service insurance company	141,200	2,103,240
TOTVS SA Software solutions	96,000	1,540,458
Total		7,146,256
Cambodia 2.7%
NagaCorp Ltd. Leisure and tourism company	863,000	1,507,224
Canada 0.6%
Parex Resources, Inc.(a) Oil and gas exploration and production	18,500	344,057
China 9.6%
3SBio, Inc.(a) Mammalian cell-based biopharmaceuticals	117,000	151,575
51job, Inc., ADR(a) Integrated human resource services	7,057	599,139
58.Com, Inc., ADR(a) Local life service platform	8,700	563,151
China Medical System Holdings Ltd. Pharmaceutical and medical products	597,000	859,321
Minth Group Ltd. Exterior automobile body parts	169,000	596,752
New Oriental Education & Technology Group, Inc., ADR(a) Educational services	10,831	1,313,259
Shenzhou International Group Holdings Ltd. Manufactures and processes textiles	40,000	584,603
TravelSky Technology Ltd., Class H IT solutions for China’s air travel and tourism industries	122,000	297,826
Common Stocks (continued)
Issuer	Shares	Value ($)
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a),(b) Chain of restaurants in China	348,500	456,331
Total		5,421,957
Egypt 1.5%
Commercial International Bank of Egypt Provides a range of financial services	160,591	830,671
Hong Kong 5.5%
ASM Pacific Technology Ltd. Machines, tools & materials used in the semiconductor industry	34,700	481,649
Stella International Holdings Ltd. Footwear products	426,500	684,169
Value Partners Group Ltd. Independent, value oriented asset management group	1,058,000	652,141
Vitasoy International Holdings Ltd. Food and beverages	360,000	1,305,942
Total		3,123,901
India 9.1%
Bandhan Bank Ltd. Commercial bank	101,785	725,044
Cholamandalam Investment and Finance Co., Ltd. Financial services provider	270,755	1,159,006
Havells India Ltd. Manufactures electrical products	58,028	526,111
Info Edge India Ltd. Online job posting website	11,400	404,081
PI Industries Ltd. Agricultural and fine chemicals and polymers	27,642	559,941
Shriram Transport Finance Co., Ltd. Finance for trucks	18,000	295,326
Tube Investments of India Ltd. Fabricated metal products	53,000	357,600
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	271,889	1,113,029
Total		5,140,138
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	71

Portfolio of Investments   (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 3.7%
PT Link Net Tbk High-speed internet connection through fiber optic lines	3,135,800	894,491
PT Tower Bersama Infrastructure Tbk Telecommunication infrastructure services to Indonesian wireless carriers	13,536,500	1,198,437
Total		2,092,928
Malaysia 0.9%
AEON Credit Service M Bhd Consumer financing products	150,000	518,519
Mexico 4.4%
Corporación Inmobiliaria Vesta SAB de CV Real estate owner, developer and asset administrator	448,000	808,449
Qualitas Controladora SAB de CV Insurance holding company	393,459	1,657,283
Total		2,465,732
Philippines 2.4%
D&L Industries, Inc. Customized raw materials	1,619,400	303,767
Security Bank Corp. Financial products & services	215,530	829,222
Universal Robina Corp. Branded consumer foods	80,000	229,045
Total		1,362,034
Poland 1.5%
KRUK SA Debt collection services	19,887	878,007
Russian Federation 2.5%
TCS Group Holding PLC, GDR Online retail financial services	65,474	1,407,691
South Africa 5.6%
Clicks Group Ltd. Owns and operates chains of retail stores	79,544	1,457,246
Pepkor Holdings Ltd. Retails household products	239,435	308,910
PSG Group Ltd. Diversified financial services	82,879	1,385,617
Total		3,151,773
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 12.4%
DoubleUGames Co., Ltd.(a) Online and mobile games	35,000	1,503,988
KEPCO Plant Service & Engineering Co., Ltd.(a) Power Plant & Grid Maintenance	29,000	981,798
Koh Young Technology, Inc.(a) 3D measurement and inspection equipment for testing various machineries	25,500	2,323,725
Korea Investment Holdings Co., Ltd.(a) Financial holding company	26,249	1,639,289
Korea Zinc Co. Ltd.(a) Non-ferrous metal smelting	1,561	573,629
Total		7,022,429
Taiwan 15.9%
Basso Industry Corp. Pneumatic nailers and staplers	390,000	639,916
Chailease Holding Co., Ltd. Financing services	89,420	412,212
Getac Technology Corp. Laptops	475,000	740,692
Grape King Bio Ltd. Beverages, nutrition, pharmaceuticals, syrups and hair care products	122,000	793,704
Largan Precision Co., Ltd. Optical lens modules and optoelectronic components	9,000	1,503,344
Parade Technologies Ltd. Fabless semiconductor company	58,000	1,192,248
Silergy Corp. High performance analog integrated circuits	17,000	541,286
Sinbon Electronics Co., Ltd. Cable, connectors & modems	428,000	1,769,259
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	59,850	1,428,712
Total		9,021,373
Thailand 4.1%
Bangkok Chain Hospital PCL, Foreign Registered Shares Chain of hospitals in Thailand	1,574,000	897,370
Mega Lifesciences PCL, Foreign Registered Shares Nutritional and herbal supplement, OTC and ethical drugs	755,000	654,498
Muangthai Capital PCL, Foreign Registered Shares Commercial lending company	374,700	796,359
Total		2,348,227

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Turkey 1.1%
Logo Yazilim Sanayi Ve Ticaret AS(a) Enterprise resource planning software	59,775	610,593
United Kingdom 0.5%
ASA International Group PLC Micro financing company	87,500	307,721
Total Common Stocks (Cost: $42,490,057)		54,701,231

Securities Lending Collateral 0.4%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 1.512%(c),(d)	242,900	242,900
Total Securities Lending Collateral (Cost: $242,900)		242,900

Money Market Funds 3.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(c),(e)	1,956,200	1,956,005
Total Money Market Funds (Cost: $1,956,005)		1,956,005
Total Investments in Securities (Cost: $44,688,962)		56,900,136
Obligation to Return Collateral for Securities Loaned		(242,900)
Other Assets & Liabilities, Net		(20,600)
Net Assets		$56,636,636

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2019. The total market value of securities on loan at December 31, 2019 was $227,259.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	1,107,016	19,067,784	(18,218,600)	1,956,200	18	—	36,374	1,956,005
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	73

Portfolio of Investments   (continued)
Columbia Acorn Emerging Markets FundSM, December 31, 2019
Fair value measurements  (continued)
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	7,146,256	—	—	7,146,256
Cambodia	—	1,507,224	—	1,507,224
Canada	344,057	—	—	344,057
China	2,475,549	2,946,408	—	5,421,957
Egypt	—	830,671	—	830,671
Hong Kong	—	3,123,901	—	3,123,901
India	—	5,140,138	—	5,140,138
Indonesia	—	2,092,928	—	2,092,928
Malaysia	—	518,519	—	518,519
Mexico	2,465,732	—	—	2,465,732
Philippines	—	1,362,034	—	1,362,034
Poland	—	878,007	—	878,007
Russian Federation	—	1,407,691	—	1,407,691
South Africa	—	3,151,773	—	3,151,773
South Korea	—	7,022,429	—	7,022,429
Taiwan	—	9,021,373	—	9,021,373
Thailand	—	2,348,227	—	2,348,227
Turkey	—	610,593	—	610,593
United Kingdom	—	307,721	—	307,721
Total Common Stocks	12,431,594	42,269,637	—	54,701,231
Securities Lending Collateral	242,900	—	—	242,900
Money Market Funds	1,956,005	—	—	1,956,005
Total Investments in Securities	14,630,499	42,269,637	—	56,900,136
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments
Columbia Acorn European FundSM, December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.8%
Issuer	Shares	Value ($)
Belgium 1.2%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	15,322	1,155,781
Denmark 4.1%
ALK-Abello AS(a) Pharmaceuticals for allergy vaccinations	4,507	1,106,141
SimCorp AS Global provider of highly specialised software for the investment management industry	24,138	2,744,663
Total		3,850,804
France 4.4%
Akka Technologies(b) High-technology engineering consulting services	27,648	2,039,486
Robertet SA(b) Liquid flavorings, perfumes and associated natural aromatic ingredients	1,994	2,064,446
Total		4,103,932
Germany 20.9%
Corestate Capital Holding SA(a),(b) Real estate investment company	25,778	1,084,319
Deutsche Beteiligungs AG Private equity company, investing in domestic medium-sized companies	20,756	918,475
Eckert & Ziegler Strahlen- und Medizintechnik AG Equipment for the pharmaceutical industry	4,440	943,063
Hypoport AG(a) Technology service provider	2,582	910,873
MTU Aero Engines AG Develops and manufactures engines and offers commercial engine services and support	8,454	2,408,762
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	55,598	3,662,711
Rational AG Food preparation appliances/processors and kitchen accessories	3,469	2,779,074
Stroeer SE & Co. KGaA Digital multi-channel media company	27,603	2,223,863
Varta AG(a) Manufactures and markets a wide range of industrial, commercial and miniaturized batteries	27,444	3,720,500
Common Stocks (continued)
Issuer	Shares	Value ($)
Washtec AG Car, truck and railroad car washing systems	14,270	859,558
Total		19,511,198
Ireland 1.6%
UDG Healthcare PLC Commercialisation solutions for health care companies	140,483	1,501,970
Italy 6.7%
Amplifon SpA Hearing aids	37,772	1,087,050
Carel Industries SpA Control solutions for HVAC and humidification systems	113,548	1,765,304
Davide Campari-Milano SpA Global producer & distributor of branded spirits, wines and soft drinks	97,692	892,640
Freni Brembo SpA Braking systems and components	97,206	1,206,877
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	17,864	1,284,758
Total		6,236,629
Malta 0.7%
Kindred Group PLC Online gambling services	105,886	648,451
Netherlands 3.4%
Aalberts NV Industrial services and flow control systems	21,596	971,990
IMCD NV Specialty chemicals and food ingredients	24,707	2,163,271
Total		3,135,261
Poland 1.1%
KRUK SA Debt collection services	22,615	998,448
Russian Federation 1.0%
TCS Group Holding PLC, GDR Online retail financial services	42,033	903,709
Spain 2.5%
Befesa SA Waste recycling services	31,828	1,353,056
eDreams ODIGEO SA(a) Online travel company	197,558	948,266
Total		2,301,322
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	75

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Sweden 17.7%
AddTech AB, Class B High-tech industrial components and systems	59,067	1,910,809
Dometic Group AB Transportation climate control and convenience products	137,093	1,382,768
Dustin Group AB IT products and related services	142,222	1,141,104
Hexagon AB, Class B Design, measurement and visualisation technologies	44,521	2,495,460
Sectra AB, Class B(a) Medical and communication systems	96,910	4,070,933
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	95,714	3,690,037
Trelleborg AB, Class B Manufactures and distributes industrial products	101,327	1,824,081
Total		16,515,192
Switzerland 7.4%
Belimo Holding AG, Registered Shares Manufactures heating, ventilation and air conditioning equipment	314	2,365,220
Inficon Holding AG Vacuum instruments used to monitor and control production processes	1,778	1,411,855
Kardex AG Storage, warehouse and materials handling systems	10,016	1,686,927
Partners Group Holding AG Global private markets asset management firm	1,591	1,458,195
Total		6,922,197
Ukraine 0.5%
Kernel Holding SA Diversified agri-business	40,308	480,304
United Kingdom 22.6%
Abcam PLC Research-grade antibodies via an online catalog	51,707	925,999
Croda International PLC Diverse range of chemicals and chemical products	15,146	1,028,847
Dechra Pharmaceuticals PLC International veterinary pharmaceuticals	58,741	2,258,593
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	64,634	1,809,922
Common Stocks (continued)
Issuer	Shares	Value ($)
Intermediate Capital Group PLC Private equity firm	107,711	2,297,362
Rentokil Initial PLC Fully integrated facilities management and essential support services	500,796	3,001,556
Rightmove PLC Website that lists properties across Britain	351,949	2,953,257
Safestore Holdings PLC Self storage facilities	199,301	2,127,792
Spectris PLC Products for electronic control and process instrumentation sectors	23,876	920,125
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	20,762	2,443,968
WH Smith PLC Retails books, magazines, newspapers, and periodicals	38,465	1,325,650
Total		21,093,071
Total Common Stocks (Cost: $58,225,121)		89,358,269

Securities Lending Collateral 2.3%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 1.512%(c),(d)	2,126,840	2,126,840
Total Securities Lending Collateral (Cost: $2,126,840)		2,126,840

Money Market Funds 3.7%

Columbia Short-Term Cash Fund, 1.699%(c),(e)	3,469,459	3,469,112
Total Money Market Funds (Cost: $3,469,112)		3,469,112
Total Investments in Securities (Cost: $63,821,073)		94,954,221
Obligation to Return Collateral for Securities Loaned		(2,126,840)
Other Assets & Liabilities, Net		434,816
Net Assets		$93,262,197

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Acorn Family of Funds | Annual Report 2019

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2019. The total market value of securities on loan at December 31, 2019 was $2,041,650.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	133,396	31,369,512	(28,033,449)	3,469,459	(371)	—	32,244	3,469,112
Abbreviation Legend
GDR	Global Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Columbia Acorn Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Belgium	—	1,155,781	—	1,155,781
Denmark	—	3,850,804	—	3,850,804
France	—	4,103,932	—	4,103,932
Germany	—	19,511,198	—	19,511,198
Ireland	—	1,501,970	—	1,501,970
Italy	—	6,236,629	—	6,236,629
Malta	—	648,451	—	648,451
Netherlands	—	3,135,261	—	3,135,261
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	77

Portfolio of Investments   (continued)
Columbia Acorn European FundSM, December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Poland	—	998,448	—	998,448
Russian Federation	—	903,709	—	903,709
Spain	—	2,301,322	—	2,301,322
Sweden	—	16,515,192	—	16,515,192
Switzerland	—	6,922,197	—	6,922,197
Ukraine	—	480,304	—	480,304
United Kingdom	—	21,093,071	—	21,093,071
Total Common Stocks	—	89,358,269	—	89,358,269
Securities Lending Collateral	2,126,840	—	—	2,126,840
Money Market Funds	3,469,112	—	—	3,469,112
Total Investments in Securities	5,595,952	89,358,269	—	94,954,221
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Acorn Family of Funds | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $3,111,165,059, $1,804,584,450, $234,761,351, $108,017,007, respectively)	$4,126,342,484	$2,697,535,434	$297,223,191	$146,604,409
Affiliated issuers (cost $57,990,784, $55,980,746, $13,292,093, $1,151,541, respectively)	57,990,784	55,980,746	13,292,093	1,151,541
Foreign currency (cost $—, $87,316, $—, $8,688, respectively)	—	87,423	—	8,717
Margin deposits on:
Futures contracts	—	1,891,100	—	—
Receivable for:
Investments sold	2,720,886	2,117,632	384,609	148,026
Capital shares sold	789,021	500,884	71,176	291,023
Dividends	1,152,432	3,271,029	151,248	170,199
Securities lending income	95,424	146,635	1,017	292
Foreign tax reclaims	6,432	2,999,881	630	86,102
Variation margin for futures contracts	—	193,235	—	—
Expense reimbursement due from Investment Manager	—	445	94	1,095
Prepaid expenses	110,089	69,471	7,750	3,550
Trustees’ deferred compensation plan	3,271,035	1,790,925	315,639	—
Total assets	4,192,478,587	2,766,584,840	311,447,447	148,464,954
Liabilities
Due to custodian	—	27	—	—
Due upon return of securities on loan	11,246,025	46,598,154	1,229,360	—
Payable for:
Investments purchased	9,230,511	561,635	186,492	—
Capital shares purchased	8,820,195	2,571,576	214,822	142,989
Investment advisory fee	76,850	58,452	7,833	3,603
Distribution and/or service fees	7,482	2,680	477	323
Transfer agent fees	380,402	225,820	29,662	13,697
Administration fees	5,652	3,677	420	200
Trustees’ fees	5,030	2,986	352	72,975
Compensation of chief compliance officer	8,808	5,563	630	268
Audit fees	32,379	26,802	32,379	32,379
Custodian fees	25,508	323,401	8,252	23,318
Other expenses	205,798	164,964	22,822	16,571
Trustees’ deferred compensation plan	3,271,035	1,790,925	315,639	—
Total liabilities	33,315,675	52,336,662	2,049,140	306,323
Net assets applicable to outstanding capital stock	$4,159,162,912	$2,714,248,178	$309,398,307	$148,158,631
Represented by
Paid in capital	2,947,577,022	1,742,768,403	242,468,533	111,209,703
Total distributable earnings (loss)	1,211,585,890	971,479,775	66,929,774	36,948,928
Total - representing net assets applicable to outstanding capital stock	$4,159,162,912	$2,714,248,178	$309,398,307	$148,158,631
* Includes the value of securities on loan	11,301,714	44,403,298	1,133,470	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	79

Statement of Assets and Liabilities  (continued)
December 31, 2019
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Class A
Net assets	$810,965,896	$307,871,788	$56,577,858	$37,461,475
Shares outstanding	69,241,437	9,001,105	4,839,144	1,310,910
Net asset value per share(a)	$11.71	$34.20	$11.69	$28.58
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(b) (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.42	$36.29	$12.40	$30.32
Advisor Class
Net assets	$44,247,978	$12,732,666	$19,201,705	$2,029,507
Shares outstanding	2,851,431	367,231	1,177,163	69,361
Net asset value per share(c)	$15.52	$34.67	$16.31	$29.26
Class C
Net assets	$69,471,113	$18,748,651	$3,194,626	$2,492,851
Shares outstanding	16,765,729	587,384	775,655	95,863
Net asset value per share(a)	$4.14	$31.92	$4.12	$26.00
Institutional Class
Net assets	$3,117,485,836	$1,947,994,825	$158,696,484	$88,921,549
Shares outstanding	212,037,211	56,870,026	10,461,052	3,066,080
Net asset value per share(c)	$14.70	$34.25	$15.17	$29.00
Institutional 2 Class
Net assets	$51,584,147	$183,763,331	$3,806,386	$3,391,981
Shares outstanding	3,288,390	5,369,426	231,306	116,014
Net asset value per share(c)	$15.69	$34.22	$16.46	$29.24
Institutional 3 Class
Net assets	$65,407,942	$239,441,329	$67,921,248	$13,861,268
Shares outstanding	4,122,398	6,906,276	4,079,188	474,427
Net asset value per share(c)	$15.87	$34.67	$16.65	$29.22
Class R
Net assets	$—	$3,695,588	$—	$—
Shares outstanding	—	107,980	—	—
Net asset value per share(c)	$—	$34.22	$—	$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Redemption price per share is equal to net asset value.
The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Acorn Family of Funds | Annual Report 2019

Statement of Assets and Liabilities  (continued)
December 31, 2019
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $206,092,714, $—, $42,732,957, $60,351,961, respectively)	$252,754,619	$—	$54,944,131	$91,485,109
Affiliated issuers (cost $745,845, $677,780,327, $1,956,005, $3,469,112, respectively)	745,845	721,573,634	1,956,005	3,469,112
Foreign currency (cost $—, $—, $1,536, $—, respectively)	—	—	1,536	—
Receivable for:
Investments sold	6,501,547	—	11,507	61,084
Capital shares sold	29,291	3,632,377	14,774	766,275
Dividends	68,660	917,711	130,110	31,751
Securities lending income	1,054	—	429	8,501
Foreign tax reclaims	—	—	8,153	190,343
Expense reimbursement due from Investment Manager	—	1,230	730	424
Prepaid expenses	6,787	17,795	1,477	2,021
Trustees’ deferred compensation plan	256,684	—	—	—
Total assets	260,364,487	726,142,747	57,068,852	96,014,620
Liabilities
Due to custodian	285	—	—	—
Due upon return of securities on loan	789,000	—	242,900	2,126,840
Payable for:
Investments purchased	4,934,356	909,510	14	470,082
Capital shares purchased	449,526	440,802	54,692	60,607
Investment advisory fee	4,461	1,977	1,940	3,028
Distribution and/or service fees	740	5,812	368	396
Transfer agent fees	23,507	67,687	6,588	8,670
Administration fees	345	978	77	126
Trustees’ fees	282	249,356	45,998	16,233
Compensation of chief compliance officer	534	1,413	123	157
Audit fees	32,379	23,379	32,379	32,379
Custodian fees	4,020	2,610	37,114	23,269
Other expenses	21,373	50,451	10,023	10,636
Trustees’ deferred compensation plan	256,684	—	—	—
Total liabilities	6,517,492	1,753,975	432,216	2,752,423
Net assets applicable to outstanding capital stock	$253,846,995	$724,388,772	$56,636,636	$93,262,197
Represented by
Paid in capital	200,385,154	670,145,255	119,391,163	69,905,069
Total distributable earnings (loss)	53,461,841	54,243,517	(62,754,527)	23,357,128
Total - representing net assets applicable to outstanding capital stock	$253,846,995	$724,388,772	$56,636,636	$93,262,197
* Includes the value of securities on loan	727,458	—	227,259	2,041,650
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	81

Statement of Assets and Liabilities  (continued)
December 31, 2019
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A
Net assets	$96,240,883	$225,113,181	$22,673,545	$33,360,585
Shares outstanding	8,042,695	14,892,733	1,750,673	1,481,218
Net asset value per share(a)	$11.97	$15.12	$12.95	$22.52
Maximum sales charge	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share(b) (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.70	$16.04	$13.74	$23.89
Advisor Class
Net assets	$2,007,450	$16,208,181	$796,684	$1,905,504
Shares outstanding	134,712	1,082,889	60,728	83,947
Net asset value per share(c)	$14.90	$14.97	$13.12	$22.70
Class C
Net assets	$2,859,898	$156,027,270	$7,810,845	$6,185,858
Shares outstanding	453,404	10,247,262	613,801	279,260
Net asset value per share(a)	$6.31	$15.23	$12.73	$22.15
Institutional Class
Net assets	$129,406,613	$285,443,724	$22,304,553	$49,615,856
Shares outstanding	9,128,430	19,183,186	1,710,267	2,196,698
Net asset value per share(c)	$14.18	$14.88	$13.04	$22.59
Institutional 2 Class
Net assets	$2,871,537	$40,759,408	$2,171,761	$2,174,933
Shares outstanding	191,239	2,719,837	165,235	95,227
Net asset value per share(c)	$15.02	$14.99	$13.14	$22.84
Institutional 3 Class
Net assets	$20,460,614	$837,008	$879,248	$19,461
Shares outstanding	1,345,035	55,948	67,492	866
Net asset value per share(c)	$15.21	$14.96	$13.03	$22.48(d)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Redemption price per share is equal to net asset value.
(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Acorn Family of Funds | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Net investment income
Income:
Dividends — unaffiliated issuers	$30,926,142	$54,392,533	$2,769,495	$2,361,927
Dividends — affiliated issuers	1,969,461	2,074,574	208,687	76,841
Interest	—	999,318	—	—
Income from securities lending — net	889,088	803,814	14,281	1,497
Foreign taxes withheld	(114,185)	(4,429,909)	(25,158)	(195,457)
Total income	33,670,506	53,840,330	2,967,305	2,244,808
Expenses:
Investment advisory fee	28,458,416	21,150,671	2,798,827	1,182,279
Distribution and/or service fees
Class A	2,092,261	764,190	138,841	81,763
Class C	811,859	211,728	42,050	25,631
Class R	—	24,053	—	—
Transfer agent fees
Class A	769,939	350,813	69,665	44,863
Advisor Class	41,715	15,453	21,975	3,116
Class C	74,819	24,379	5,344	3,546
Institutional Class	2,898,621	2,200,107	197,965	112,270
Institutional 2 Class	28,510	106,906	2,209	1,356
Institutional 3 Class	5,492	17,499	4,716	976
Class R	—	5,621	—	—
Administration fees	2,095,088	1,330,244	149,987	65,714
Trustees’ fees	467,155	297,146	33,776	31,412
Custodian fees	38,747	445,230	13,698	35,953
Printing and postage fees	215,532	232,323	42,486	38,789
Registration fees	99,020	117,366	87,915	87,343
Audit fees	40,423	99,040	32,379	42,535
Legal fees	870,224	547,848	62,366	27,271
Line of credit interest	—	11,707	795	143
Compensation of chief compliance officer	17,984	10,489	1,292	541
Other	217,764	178,281	29,418	18,090
Total expenses	39,243,569	28,141,094	3,735,704	1,803,591
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(17,300)	(627,433)	(117,850)	(255,234)
Fees waived by transfer agent
Class A	(103,514)	(14,999)	—	—
Advisor Class	(5,606)	(653)	—	—
Class C	(10,686)	(1,113)	—	—
Institutional Class	(384,985)	(93,549)	—	—
Institutional 2 Class	(2,150)	(5,728)	(476)	(266)
Institutional 3 Class	(2,518)	(8,438)	(4,715)	(977)
Class R	—	(336)	—	—
Expense reduction	(7,439)	(8,156)	(1,322)	(580)
Total net expenses	38,709,371	27,380,689	3,611,341	1,546,534
Net investment income (loss)	(5,038,865)	26,459,641	(644,036)	698,274
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	83

Statement of Operations  (continued)
Year Ended December 31, 2019
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$535,276,503	$172,784,458	$31,235,114	$9,166,021
Investments — affiliated issuers	2,682,883	(27)	(383)	222
Foreign currency translations	—	(539,056)	—	(14,644)
Futures contracts	—	17,116,780	626,727	—
Net realized gain	537,959,386	189,362,155	31,861,458	9,151,599
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	437,111,556	485,441,539	49,992,890	27,625,954
Investments — affiliated issuers	2,815,890	—	—	—
Foreign currency translations	—	35,562	—	(169)
Futures contracts	—	132,836	—	—
Net change in unrealized appreciation (depreciation)	439,927,446	485,609,937	49,992,890	27,625,785
Net realized and unrealized gain	977,886,832	674,972,092	81,854,348	36,777,384
Net increase in net assets resulting from operations	$972,847,967	$701,431,733	$81,210,312	$37,475,658
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Acorn Family of Funds | Annual Report 2019

Statement of Operations  (continued)
Year Ended December 31, 2019
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Net investment income
Income:
Dividends — unaffiliated issuers	$1,777,181	$—	$1,161,164	$1,493,592
Dividends — affiliated issuers	118,587	15,974,523	36,374	32,244
Interest	—	71	—	—
Income from securities lending — net	7,306	—	9,568	26,120
Foreign taxes withheld	(10,527)	—	(124,205)	(141,642)
Total income	1,892,547	15,974,594	1,082,901	1,410,314
Expenses:
Investment advisory fee	2,191,076	691,695	729,426	922,332
Distribution and/or service fees
Class A	240,058	522,221	58,888	62,327
Class C	35,066	1,621,485	86,216	69,875
Transfer agent fees
Class A	134,204	211,776	31,638	26,927
Advisor Class	3,204	16,227	1,092	1,649
Class C	4,935	164,680	11,607	7,655
Institutional Class	177,625	278,289	32,039	45,452
Institutional 2 Class	1,568	17,290	504	1,298
Institutional 3 Class	1,964	171	127	3
Administration fees	127,509	342,180	28,863	38,339
Trustees’ fees	28,444	125,723	17,896	11,027
Custodian fees	5,958	3,861	50,337	35,572
Printing and postage fees	39,707	95,391	25,169	24,898
Registration fees	84,238	94,124	83,178	85,887
Audit fees	32,379	23,379	63,634	32,889
Legal fees	52,832	142,011	12,326	15,624
Line of credit interest	785	3,135	—	—
Compensation of chief compliance officer	1,089	2,979	235	285
Other	24,084	41,378	15,821	15,645
Total expenses	3,186,725	4,397,995	1,248,996	1,397,684
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(532,831)	(539,471)	(352,935)	(341,396)
Fees waived by transfer agent
Class A	(18,421)	—	—	—
Advisor Class	(454)	—	—	—
Class C	(746)	—	—	—
Institutional Class	(24,276)	—	—	—
Institutional 2 Class	(152)	(1,059)	(54)	(318)
Institutional 3 Class	(860)	(85)	(63)	(3)
Expense reduction	(1,300)	(450)	(40)	—
Total net expenses	2,607,685	3,856,930	895,904	1,055,967
Net investment income (loss)	(715,138)	12,117,664	186,997	354,347
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	85

Statement of Operations  (continued)
Year Ended December 31, 2019
	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$31,548,796	$—	$(856,474)	$1,665,171
Investments — affiliated issuers	158	18,588,025	18	(371)
Capital gain distributions from underlying affiliated funds	—	16,650,619	—	—
Foreign currency translations	—	—	(29,073)	(10,687)
Net realized gain (loss)	31,548,954	35,238,644	(885,529)	1,654,113
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,028,294	—	11,357,647	27,315,112
Investments — affiliated issuers	—	47,454,371	—	—
Foreign currency translations	—	—	(870)	(601)
Foreign capital gains tax	—	—	135,319	—
Net change in unrealized appreciation (depreciation)	35,028,294	47,454,371	11,492,096	27,314,511
Net realized and unrealized gain	66,577,248	82,693,015	10,606,567	28,968,624
Net increase in net assets resulting from operations	$65,862,110	$94,810,679	$10,793,564	$29,322,971
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Acorn Family of Funds | Annual Report 2019

Statement of Changes in Net Assets
	Columbia Acorn® Fund		Columbia Acorn International®
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income (loss)	$(5,038,865)	$(1,473,010)	$26,459,641	$31,490,836
Net realized gain	537,959,386	568,802,668	189,362,155	767,817,428
Net change in unrealized appreciation (depreciation)	439,927,446	(729,629,122)	485,609,937	(1,335,912,085)
Net increase (decrease) in net assets resulting from operations	972,847,967	(162,299,464)	701,431,733	(536,603,821)
Distributions to shareholders
Net investment income and net realized gains
Class A	(110,582,346)	(112,814,791)	(33,066,056)	(82,964,499)
Advisor Class	(4,615,704)	(5,081,826)	(1,425,903)	(5,904,555)
Class C	(24,489,308)	(34,387,755)	(2,146,649)	(7,690,257)
Institutional Class	(344,231,371)	(373,295,790)	(213,404,097)	(540,013,173)
Institutional 2 Class	(5,227,592)	(5,204,282)	(21,058,497)	(57,983,593)
Institutional 3 Class	(7,796,098)	(6,583,918)	(27,606,607)	(62,135,761)
Class R	—	—	(374,176)	(2,658,425)
Total distributions to shareholders	(496,942,419)	(537,368,362)	(299,081,985)	(759,350,263)
Decrease in net assets from capital stock activity	(115,107,691)	(140,140,835)	(213,532,913)	(1,085,574,576)
Total increase (decrease) in net assets	360,797,857	(839,808,661)	188,816,835	(2,381,528,660)
Net assets at beginning of year	3,798,365,055	4,638,173,716	2,525,431,343	4,906,960,003
Net assets at end of year	$4,159,162,912	$3,798,365,055	$2,714,248,178	$2,525,431,343
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	87

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®		Columbia Acorn International SelectSM
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income (loss)	$(644,036)	$(998,235)	$698,274	$463,431
Net realized gain	31,861,458	51,544,360	9,151,599	15,549,271
Net change in unrealized appreciation (depreciation)	49,992,890	(53,702,262)	27,625,785	(30,631,305)
Net increase (decrease) in net assets resulting from operations	81,210,312	(3,156,137)	37,475,658	(14,618,603)
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,620,982)	(8,375,728)	(3,162,237)	(1,884,728)
Advisor Class	(1,842,281)	(2,089,581)	(194,771)	(88,392)
Class C	(1,208,980)	(1,803,921)	(214,120)	(230,740)
Institutional Class	(16,965,767)	(23,581,038)	(7,922,245)	(5,035,667)
Institutional 2 Class	(383,196)	(718,944)	(289,819)	(87,496)
Institutional 3 Class	(6,484,915)	(7,584,575)	(1,214,883)	(622,521)
Total distributions to shareholders	(34,506,121)	(44,153,787)	(12,998,075)	(7,949,544)
Increase (decrease) in net assets from capital stock activity	(13,299,648)	626,090	14,414,867	1,039,524
Total increase (decrease) in net assets	33,404,543	(46,683,834)	38,892,450	(21,528,623)
Net assets at beginning of year	275,993,764	322,677,598	109,266,181	130,794,804
Net assets at end of year	$309,398,307	$275,993,764	$148,158,631	$109,266,181
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Acorn Family of Funds | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Columbia Acorn SelectSM		Columbia Thermostat FundSM
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income (loss)	$(715,138)	$280,871	$12,117,664	$11,809,496
Net realized gain	31,548,954	38,584,900	35,238,644	19,267,639
Net change in unrealized appreciation (depreciation)	35,028,294	(71,032,642)	47,454,371	(32,423,879)
Net increase (decrease) in net assets resulting from operations	65,862,110	(32,166,871)	94,810,679	(1,346,744)
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,817,828)	(20,308,218)	(11,138,390)	(10,673,840)
Advisor Class	(175,832)	(881,008)	(822,651)	(708,559)
Class C	(557,316)	(3,272,890)	(6,895,240)	(8,158,095)
Institutional Class	(11,309,913)	(25,262,616)	(15,210,441)	(15,036,009)
Institutional 2 Class	(227,384)	(361,405)	(2,004,840)	(900,690)
Institutional 3 Class	(2,234,860)	(2,802,824)	(45,752)	(26,585)
Total distributions to shareholders	(24,323,133)	(52,888,961)	(36,117,314)	(35,503,778)
Increase (decrease) in net assets from capital stock activity	(23,086,627)	11,572,541	23,842,525	(180,527,642)
Total increase (decrease) in net assets	18,452,350	(73,483,291)	82,535,890	(217,378,164)
Net assets at beginning of year	235,394,645	308,877,936	641,852,882	859,231,046
Net assets at end of year	$253,846,995	$235,394,645	$724,388,772	$641,852,882
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	89

Statement of Changes in Net Assets   (continued)
	Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$186,997	$493,410	$354,347	$666,558
Net realized gain (loss)	(885,529)	8,372,207	1,654,113	(576,569)
Net change in unrealized appreciation (depreciation)	11,492,096	(24,082,433)	27,314,511	(18,947,041)
Net increase (decrease) in net assets resulting from operations	10,793,564	(15,216,816)	29,322,971	(18,857,052)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(348,800)	(264,373)	(219,414)
Advisor Class	—	(15,124)	(18,540)	(17,370)
Class C	—	(56,171)	(12,781)	(95,170)
Institutional Class	—	(452,975)	(509,487)	(336,429)
Institutional 2 Class	—	(9,169)	(20,361)	(31,742)
Institutional 3 Class	—	(13,183)	(218)	(20)
Return of capital
Class A	—	(28,167)	—	—
Advisor Class	—	(1,020)	—	—
Class C	—	(11,141)	—	—
Institutional Class	—	(30,545)	—	—
Institutional 2 Class	—	(591)	—	—
Institutional 3 Class	—	(823)	—	—
Total distributions to shareholders	—	(967,709)	(825,760)	(700,145)
Decrease in net assets from capital stock activity	(13,243,197)	(30,986,000)	(3,740,595)	(14,494,645)
Increase from payment by affiliate (Note 6)	—	34,559	—	—
Total increase (decrease) in net assets	(2,449,633)	(47,135,966)	24,756,616	(34,051,842)
Net assets at beginning of year	59,086,269	106,222,235	68,505,581	102,557,423
Net assets at end of year	$56,636,636	$59,086,269	$93,262,197	$68,505,581
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Acorn Family of Funds | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Columbia Acorn® Fund				Columbia Acorn International®
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,133,500	49,889,518	14,482,087	199,117,901	677,087	22,088,511	1,204,707	53,366,756
Distributions reinvested	8,657,230	101,720,934	8,565,521	103,282,789	970,899	31,720,047	2,517,943	79,449,411
Redemptions	(15,689,169)	(189,802,211)	(15,172,354)	(202,514,211)	(2,698,710)	(88,374,572)	(3,686,910)	(156,642,002)
Net increase (decrease)	(2,898,439)	(38,191,759)	7,875,254	99,886,479	(1,050,724)	(34,566,014)	35,740	(23,825,835)
Advisor Class
Subscriptions	634,032	9,825,645	1,389,865	23,281,479	208,923	6,902,364	370,989	17,261,530
Distributions reinvested	267,774	4,133,765	286,808	4,437,619	42,987	1,423,610	162,265	5,894,237
Redemptions	(1,016,953)	(15,975,063)	(1,112,297)	(18,894,372)	(311,685)	(10,230,546)	(2,227,246)	(101,932,993)
Net increase (decrease)	(115,147)	(2,015,653)	564,376	8,824,726	(59,775)	(1,904,572)	(1,693,992)	(78,777,226)
Class C
Subscriptions	1,119,825	5,491,211	1,447,676	9,225,458	29,066	886,533	65,481	2,775,489
Distributions reinvested	5,251,248	23,102,168	5,636,603	32,972,060	68,676	2,086,897	241,578	7,481,172
Redemptions	(6,921,008)	(34,594,301)	(27,200,903)	(186,297,980)	(336,100)	(10,292,732)	(912,454)	(38,562,522)
Net decrease	(549,935)	(6,000,922)	(20,116,624)	(144,100,462)	(238,358)	(7,319,302)	(605,395)	(28,305,861)
Institutional Class
Subscriptions	5,282,488	78,653,539	7,560,930	122,219,111	3,027,722	97,126,882	2,947,643	124,432,793
Distributions reinvested	21,464,688	314,291,159	23,112,853	341,236,718	5,165,099	169,181,217	13,084,488	412,927,075
Redemptions	(31,681,570)	(472,045,610)	(35,160,985)	(557,342,383)	(13,128,298)	(430,557,597)	(21,151,836)	(898,058,188)
Net decrease	(4,934,394)	(79,100,912)	(4,487,202)	(93,886,554)	(4,935,477)	(164,249,498)	(5,119,705)	(360,698,320)
Institutional 2 Class
Subscriptions	1,259,715	19,821,837	973,489	16,597,800	1,727,791	55,959,823	1,564,761	72,479,772
Distributions reinvested	335,376	5,227,592	328,128	5,203,420	291,169	9,522,689	1,121,675	36,095,844
Redemptions	(1,005,277)	(15,963,671)	(2,796,573)	(48,203,357)	(2,091,836)	(68,276,761)	(6,330,859)	(270,594,603)
Net increase (decrease)	589,814	9,085,758	(1,494,956)	(26,402,137)	(72,876)	(2,794,249)	(3,644,423)	(162,018,987)
Institutional 3 Class
Subscriptions	3,890,545	60,686,076	3,490,426	59,038,867	2,923,055	94,591,351	4,105,290	192,225,142
Distributions reinvested	493,331	7,781,931	417,329	6,583,918	612,009	20,271,580	1,430,787	47,433,802
Redemptions	(4,198,217)	(67,352,210)	(2,880,541)	(50,085,672)	(3,297,334)	(110,042,832)	(14,314,023)	(673,079,067)
Net increase (decrease)	185,659	1,115,797	1,027,214	15,537,113	237,730	4,820,099	(8,777,946)	(433,420,123)
Class R
Subscriptions	—	—	—	—	30,713	995,788	111,819	4,932,695
Distributions reinvested	—	—	—	—	10,724	350,523	81,344	2,552,399
Redemptions	—	—	—	—	(274,820)	(8,865,688)	(135,987)	(6,013,318)
Net increase (decrease)	—	—	—	—	(233,383)	(7,519,377)	57,176	1,471,776
Total net decrease	(7,722,442)	(115,107,691)	(16,631,938)	(140,140,835)	(6,352,863)	(213,532,913)	(19,748,545)	(1,085,574,576)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	91

Statement of Changes in Net Assets   (continued)
	Columbia Acorn USA®				Columbia Acorn International SelectSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	491,865	5,786,792	1,376,744	18,267,295	347,272	9,462,114	375,760	10,651,053
Distributions reinvested	634,698	7,303,655	699,793	7,935,061	109,077	3,076,483	77,655	1,824,896
Redemptions	(1,072,140)	(12,603,235)	(1,134,480)	(14,506,433)	(257,870)	(7,091,324)	(252,530)	(7,123,558)
Net increase	54,423	487,212	942,057	11,695,923	198,479	5,447,273	200,885	5,352,391
Advisor Class
Subscriptions	120,871	1,933,694	837,779	15,358,547	79,526	2,161,624	38,028	1,123,008
Distributions reinvested	115,785	1,842,281	136,861	2,089,581	6,747	194,489	3,664	88,202
Redemptions	(117,952)	(1,888,811)	(933,018)	(16,954,707)	(66,954)	(1,894,157)	(53,440)	(1,565,189)
Net increase (decrease)	118,704	1,887,164	41,622	493,421	19,319	461,956	(11,748)	(353,979)
Class C
Subscriptions	92,806	473,031	313,173	2,077,318	15,892	397,853	36,333	979,251
Distributions reinvested	274,808	1,182,883	334,238	1,774,726	8,233	211,391	10,568	227,625
Redemptions	(612,117)	(2,976,839)	(1,122,430)	(7,883,868)	(56,413)	(1,390,018)	(105,985)	(2,845,286)
Net decrease	(244,503)	(1,320,925)	(475,019)	(4,031,824)	(32,288)	(780,774)	(59,084)	(1,638,410)
Institutional Class
Subscriptions	675,875	10,092,246	1,614,982	26,732,776	722,561	20,085,054	793,679	22,244,906
Distributions reinvested	1,087,911	16,120,066	1,536,419	22,101,744	249,415	7,131,691	184,011	4,394,183
Redemptions	(2,853,692)	(42,620,474)	(4,055,929)	(65,587,290)	(820,978)	(22,993,971)	(1,114,888)	(32,550,369)
Net increase (decrease)	(1,089,906)	(16,408,162)	(904,528)	(16,752,770)	150,998	4,222,774	(137,198)	(5,911,280)
Institutional 2 Class
Subscriptions	70,285	1,123,435	265,478	4,960,411	69,064	1,956,202	29,291	879,117
Distributions reinvested	23,915	383,079	44,378	718,791	10,034	289,564	3,628	87,329
Redemptions	(103,044)	(1,613,701)	(694,916)	(12,588,773)	(13,076)	(375,971)	(3,773)	(108,283)
Net increase (decrease)	(8,844)	(107,187)	(385,060)	(6,909,571)	66,022	1,869,795	29,146	858,163
Institutional 3 Class
Subscriptions	548,567	8,889,451	1,017,530	18,563,862	215,978	6,017,663	131,427	3,864,719
Distributions reinvested	399,438	6,478,123	486,992	7,516,430	42,076	1,212,536	25,856	622,353
Redemptions	(810,994)	(13,205,324)	(559,482)	(9,949,381)	(143,101)	(4,036,356)	(60,597)	(1,754,433)
Net increase	137,011	2,162,250	945,040	16,130,911	114,953	3,193,843	96,686	2,732,639
Total net increase (decrease)	(1,033,115)	(13,299,648)	164,112	626,090	517,483	14,414,867	118,687	1,039,524
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Acorn Family of Funds | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Columbia Acorn SelectSM				Columbia Thermostat FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	310,595	3,646,132	1,647,135	23,680,572	3,581,278	53,531,987	1,333,900	19,378,036
Distributions reinvested	738,947	8,744,433	1,474,425	18,023,829	696,942	10,498,008	720,600	10,054,448
Redemptions	(1,798,929)	(21,114,961)	(1,604,835)	(22,562,970)	(3,367,020)	(50,214,156)	(5,687,410)	(82,591,620)
Net increase (decrease)	(749,387)	(8,724,396)	1,516,725	19,141,431	911,200	13,815,839	(3,632,910)	(53,159,136)
Advisor Class
Subscriptions	21,953	314,901	81,585	1,421,965	973,291	13,978,579	151,388	2,184,819
Distributions reinvested	11,997	175,831	59,074	881,008	55,095	821,970	51,274	708,407
Redemptions	(241,031)	(3,217,568)	(124,115)	(2,084,875)	(806,540)	(11,813,803)	(460,433)	(6,620,916)
Net increase (decrease)	(207,081)	(2,726,836)	16,544	218,098	221,846	2,986,746	(257,771)	(3,727,690)
Class C
Subscriptions	43,809	288,185	88,638	780,854	832,275	12,480,689	511,824	7,413,115
Distributions reinvested	75,190	477,504	367,957	3,083,783	370,397	5,611,576	477,573	6,731,929
Redemptions	(310,195)	(2,073,320)	(2,163,962)	(20,060,290)	(2,871,430)	(42,896,426)	(6,092,400)	(88,882,083)
Net decrease	(191,196)	(1,307,631)	(1,707,367)	(16,195,653)	(1,668,758)	(24,804,161)	(5,103,003)	(74,737,039)
Institutional Class
Subscriptions	381,259	5,311,586	532,047	8,619,479	5,266,201	76,965,586	3,997,657	57,171,246
Distributions reinvested	753,611	10,530,126	1,656,299	23,698,931	778,189	11,538,524	792,087	10,877,990
Redemptions	(1,936,667)	(26,456,006)	(1,788,491)	(28,387,175)	(5,410,758)	(79,342,105)	(8,455,329)	(120,813,058)
Net increase (decrease)	(801,797)	(10,614,294)	399,855	3,931,235	633,632	9,162,005	(3,665,585)	(52,763,822)
Institutional 2 Class
Subscriptions	57,886	833,240	57,873	1,009,610	2,180,445	32,262,973	474,655	6,839,482
Distributions reinvested	15,358	227,265	24,396	361,145	134,270	2,004,839	65,250	900,690
Redemptions	(41,927)	(609,157)	(22,767)	(390,419)	(794,328)	(11,886,178)	(267,887)	(3,847,004)
Net increase	31,317	451,348	59,502	980,336	1,520,387	22,381,634	272,018	3,893,168
Institutional 3 Class
Subscriptions	3,695,613	51,857,064	1,992,595	33,938,673	58,523	828,161	6,170	89,446
Distributions reinvested	149,922	2,234,741	185,160	2,802,564	3,059	45,602	1,918	26,442
Redemptions	(3,657,932)	(54,256,623)	(1,880,769)	(33,244,143)	(39,256)	(573,301)	(10,380)	(149,011)
Net increase (decrease)	187,603	(164,818)	296,986	3,497,094	22,326	300,462	(2,292)	(33,123)
Total net increase (decrease)	(1,730,541)	(23,086,627)	582,245	11,572,541	1,640,633	23,842,525	(12,389,543)	(180,527,642)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	93

Statement of Changes in Net Assets   (continued)
	Columbia Acorn Emerging Markets FundSM				Columbia Acorn European FundSM
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	389,408	4,556,362	359,020	4,465,310	588,163	11,883,992	802,766	15,619,783
Distributions reinvested	—	—	34,864	373,040	11,556	254,820	10,793	219,313
Redemptions	(728,785)	(8,618,320)	(870,709)	(10,745,642)	(587,839)	(10,901,694)	(1,030,128)	(19,193,737)
Net increase (decrease)	(339,377)	(4,061,958)	(476,825)	(5,907,292)	11,880	1,237,118	(216,569)	(3,354,641)
Advisor Class
Subscriptions	8,788	102,728	23,068	293,516	45,419	904,047	187,846	3,709,574
Distributions reinvested	—	—	1,489	16,102	833	18,503	849	17,351
Redemptions	(24,340)	(289,309)	(48,209)	(606,821)	(57,731)	(1,073,237)	(245,227)	(4,686,268)
Net decrease	(15,552)	(186,581)	(23,652)	(297,203)	(11,479)	(150,687)	(56,532)	(959,343)
Class C
Subscriptions	22,883	265,684	51,305	644,223	21,243	401,532	198,850	3,839,604
Distributions reinvested	—	—	6,305	66,771	589	12,768	4,735	95,138
Redemptions	(268,741)	(3,112,294)	(385,778)	(4,633,912)	(314,829)	(5,716,994)	(361,749)	(6,657,723)
Net decrease	(245,858)	(2,846,610)	(328,168)	(3,922,918)	(292,997)	(5,302,694)	(158,164)	(2,722,981)
Institutional Class
Subscriptions	125,924	1,492,856	339,519	4,283,831	792,207	14,929,566	1,355,100	26,110,809
Distributions reinvested	—	—	42,914	460,898	22,896	506,245	16,480	335,198
Redemptions	(777,599)	(9,170,301)	(2,038,425)	(25,173,138)	(721,406)	(13,775,797)	(1,809,806)	(33,173,356)
Net increase (decrease)	(651,675)	(7,677,445)	(1,655,992)	(20,428,409)	93,697	1,660,014	(438,226)	(6,727,349)
Institutional 2 Class
Subscriptions	126,385	1,588,565	7,090	91,329	42,517	875,563	168,588	3,341,522
Distributions reinvested	—	—	903	9,760	909	20,321	1,543	31,723
Redemptions	(8,031)	(96,730)	(38,077)	(485,026)	(110,095)	(2,092,686)	(213,125)	(3,888,136)
Net increase (decrease)	118,354	1,491,835	(30,084)	(383,937)	(66,669)	(1,196,802)	(42,994)	(514,891)
Institutional 3 Class
Subscriptions	21,739	259,887	20,711	263,504	773	13,848	39	763
Distributions reinvested	—	—	1,303	13,965	8	176	—	—
Redemptions	(18,691)	(222,325)	(26,296)	(323,710)	(81)	(1,568)	(10,843)	(216,203)
Net increase (decrease)	3,048	37,562	(4,282)	(46,241)	700	12,456	(10,804)	(215,440)
Total net decrease	(1,131,060)	(13,243,197)	(2,519,003)	(30,986,000)	(264,868)	(3,740,595)	(923,289)	(14,494,645)
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Acorn Family of Funds | Annual Report 2019

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Columbia Acorn Family of Funds | Annual Report 2019	95

Financial Highlights
Columbia Acorn® Fund
The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, a Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$10.65	(0.04)	2.78	2.74	(1.68)	(1.68)
Year Ended 12/31/2018	$12.92	(0.03)	(0.48)	(0.51)	(1.76)	(1.76)
Year Ended 12/31/2017	$13.35	(0.02)	3.23	3.21	(3.64)	(3.64)
Year Ended 12/31/2016	$17.63	(0.03)	1.73	1.70	(5.98)	(5.98)
Year Ended 12/31/2015	$30.30	(0.12)	(0.27)(e)	(0.39)	(12.28)	(12.28)
Advisor Class
Year Ended 12/31/2019	$13.63	(0.01)	3.58	3.57	(1.68)	(1.68)
Year Ended 12/31/2018	$16.06	0.01	(0.64)	(0.63)	(1.80)	(1.80)
Year Ended 12/31/2017	$15.83	0.02	3.85	3.87	(3.64)	(3.64)
Year Ended 12/31/2016	$19.84	0.00(f)	1.97	1.97	(5.98)	(5.98)
Year Ended 12/31/2015	$32.51	(0.07)	(0.32)(e)	(0.39)	(12.28)	(12.28)
Class C
Year Ended 12/31/2019	$4.69	(0.05)	1.18	1.13	(1.68)	(1.68)
Year Ended 12/31/2018	$6.58	(0.06)	(0.17)	(0.23)	(1.66)	(1.66)
Year Ended 12/31/2017	$8.34	(0.08)	1.96	1.88	(3.64)	(3.64)
Year Ended 12/31/2016	$13.16	(0.11)	1.27	1.16	(5.98)	(5.98)
Year Ended 12/31/2015	$25.92	(0.27)	(0.21)(e)	(0.48)	(12.28)	(12.28)
Institutional Class
Year Ended 12/31/2019	$12.98	(0.01)	3.41	3.40	(1.68)	(1.68)
Year Ended 12/31/2018	$15.39	0.01	(0.62)	(0.61)	(1.80)	(1.80)
Year Ended 12/31/2017	$15.29	0.02	3.72	3.74	(3.64)	(3.64)
Year Ended 12/31/2016	$19.34	0.01	1.92	1.93	(5.98)	(5.98)
Year Ended 12/31/2015	$31.95	(0.04)	(0.29)(e)	(0.33)	(12.28)	(12.28)
Institutional 2 Class
Year Ended 12/31/2019	$13.76	(0.00)(f)	3.61	3.61	(1.68)	(1.68)
Year Ended 12/31/2018	$16.20	0.01	(0.65)	(0.64)	(1.80)	(1.80)
Year Ended 12/31/2017	$15.94	0.02	3.88	3.90	(3.64)	(3.64)
Year Ended 12/31/2016	$19.92	0.01	1.99	2.00	(5.98)	(5.98)
Year Ended 12/31/2015	$32.55	(0.04)	(0.31)(e)	(0.35)	(12.28)	(12.28)
The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn® Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	$11.71	26.21%(b)	1.11%	1.10%(c)	(0.30%)	101%	$810,966
Year Ended 12/31/2018	$10.65	(5.22%)(b)	1.10%	1.08%(c)	(0.20%)	66%	$768,031
Year Ended 12/31/2017	$12.92	24.91%	1.09%	1.08%(c)	(0.13%)	72%	$830,454
Year Ended 12/31/2016	$13.35	10.06%	1.10%(d)	1.10%(d)	(0.21%)	85%	$931,460
Year Ended 12/31/2015	$17.63	(1.87%)	1.08%	1.08%	(0.39%)	21%	$1,388,893
Advisor Class
Year Ended 12/31/2019	$15.52	26.58%(b)	0.86%	0.85%(c)	(0.05%)	101%	$44,248
Year Ended 12/31/2018	$13.63	(5.00%)(b)	0.85%	0.83%(c)	0.05%	66%	$40,425
Year Ended 12/31/2017	$16.06	25.19%	0.84%	0.83%(c)	0.12%	72%	$38,588
Year Ended 12/31/2016	$15.83	10.32%	0.89%(d)	0.89%(d)	0.00%(f)	85%	$33,378
Year Ended 12/31/2015	$19.84	(1.75%)	0.89%	0.89%	(0.23%)	21%	$50,335
Class C
Year Ended 12/31/2019	$4.14	25.12%(b)	1.86%	1.85%(c)	(1.05%)	101%	$69,471
Year Ended 12/31/2018	$4.69	(5.86%)(b)	1.85%	1.82%(c)	(0.94%)	66%	$81,149
Year Ended 12/31/2017	$6.58	23.88%	1.84%	1.83%(c)	(0.88%)	72%	$246,450
Year Ended 12/31/2016	$8.34	9.29%	1.84%(d)	1.84%(d)	(0.95%)	85%	$302,119
Year Ended 12/31/2015	$13.16	(2.57%)	1.80%	1.80%	(1.11%)	21%	$456,348
Institutional Class
Year Ended 12/31/2019	$14.70	26.60%(b)	0.86%	0.85%(c)	(0.05%)	101%	$3,117,486
Year Ended 12/31/2018	$12.98	(5.09%)(b)	0.85%	0.83%(c)	0.05%	66%	$2,816,948
Year Ended 12/31/2017	$15.39	25.24%	0.84%	0.83%(c)	0.12%	72%	$3,407,214
Year Ended 12/31/2016	$15.29	10.39%	0.82%(d)	0.82%(d)	0.07%	85%	$3,425,935
Year Ended 12/31/2015	$19.34	(1.57%)	0.80%	0.80%	(0.11%)	21%	$5,062,313
Institutional 2 Class
Year Ended 12/31/2019	$15.69	26.63%(b)	0.83%	0.82%	(0.02%)	101%	$51,584
Year Ended 12/31/2018	$13.76	(5.00%)(b)	0.81%	0.80%	0.08%	66%	$37,124
Year Ended 12/31/2017	$16.20	25.21%	0.82%	0.81%	0.14%	72%	$67,932
Year Ended 12/31/2016	$15.94	10.43%	0.81%(d)	0.81%(d)	0.08%	85%	$45,475
Year Ended 12/31/2015	$19.92	(1.60%)	0.77%	0.77%	(0.11%)	21%	$76,412
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	97

Financial Highlights  (continued)
Columbia Acorn® Fund
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2019	$13.89	0.00(f)	3.66	3.66	(1.68)	(1.68)
Year Ended 12/31/2018	$16.34	0.02	(0.66)	(0.64)	(1.81)	(1.81)
Year Ended 12/31/2017	$16.04	0.03	3.91	3.94	(3.64)	(3.64)
Year Ended 12/31/2016	$20.00	0.02	2.00	2.02	(5.98)	(5.98)
Year Ended 12/31/2015	$32.61	(0.02)	(0.31)(e)	(0.33)	(12.28)	(12.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn® Fund
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2019	$15.87	26.74%(b)	0.78%	0.77%	0.03%	101%	$65,408
Year Ended 12/31/2018	$13.89	(4.98%)(b)	0.76%	0.76%	0.13%	66%	$54,688
Year Ended 12/31/2017	$16.34	25.31%	0.76%	0.76%	0.19%	72%	$47,536
Year Ended 12/31/2016	$16.04	10.50%	0.76%(d)	0.76%(d)	0.12%	85%	$79,518
Year Ended 12/31/2015	$20.00	(1.54%)	0.73%	0.73%	(0.06%)	21%	$130,546
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	99

Financial Highlights
Columbia Acorn International®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$29.48	0.25	8.19	8.44	(0.65)	(3.07)	(3.72)
Year Ended 12/31/2018	$46.51	0.23	(7.41)	(7.18)	(0.29)	(9.56)	(9.85)
Year Ended 12/31/2017	$37.71	0.25	11.71	11.96	(0.67)	(2.49)	(3.16)
Year Ended 12/31/2016	$39.08	0.35	(1.31)	(0.96)	(0.15)	(0.26)	(0.41)
Year Ended 12/31/2015	$41.68	0.39	(1.02)	(0.63)	(0.40)	(1.57)	(1.97)
Advisor Class
Year Ended 12/31/2019	$29.84	0.33	8.30	8.63	(0.73)	(3.07)	(3.80)
Year Ended 12/31/2018	$46.95	0.46	(7.61)	(7.15)	(0.40)	(9.56)	(9.96)
Year Ended 12/31/2017	$38.03	0.36	11.82	12.18	(0.77)	(2.49)	(3.26)
Year Ended 12/31/2016	$39.41	0.48	(1.38)	(0.90)	(0.22)	(0.26)	(0.48)
Year Ended 12/31/2015	$42.02	0.47	(1.03)	(0.56)	(0.48)	(1.57)	(2.05)
Class C
Year Ended 12/31/2019	$27.63	0.00(e)	7.65	7.65	(0.29)	(3.07)	(3.36)
Year Ended 12/31/2018	$44.57	(0.05)	(7.09)	(7.14)	(0.24)	(9.56)	(9.80)
Year Ended 12/31/2017	$36.18	(0.06)	11.20	11.14	(0.26)	(2.49)	(2.75)
Year Ended 12/31/2016	$37.65	0.05	(1.26)	(1.21)	—	(0.26)	(0.26)
Year Ended 12/31/2015	$40.20	0.07	(0.97)	(0.90)	(0.08)	(1.57)	(1.65)
Institutional Class
Year Ended 12/31/2019	$29.51	0.33	8.21	8.54	(0.73)	(3.07)	(3.80)
Year Ended 12/31/2018	$46.57	0.34	(7.44)	(7.10)	(0.40)	(9.56)	(9.96)
Year Ended 12/31/2017	$37.74	0.37	11.73	12.10	(0.78)	(2.49)	(3.27)
Year Ended 12/31/2016	$39.12	0.44	(1.32)	(0.88)	(0.24)	(0.26)	(0.50)
Year Ended 12/31/2015	$41.73	0.51	(1.03)	(0.52)	(0.52)	(1.57)	(2.09)
Institutional 2 Class
Year Ended 12/31/2019	$29.49	0.35	8.20	8.55	(0.75)	(3.07)	(3.82)
Year Ended 12/31/2018	$46.54	0.37	(7.43)	(7.06)	(0.43)	(9.56)	(9.99)
Year Ended 12/31/2017	$37.72	0.38	11.72	12.10	(0.79)	(2.49)	(3.28)
Year Ended 12/31/2016	$39.10	0.44	(1.30)	(0.86)	(0.26)	(0.26)	(0.52)
Year Ended 12/31/2015	$41.71	0.54	(1.05)	(0.51)	(0.53)	(1.57)	(2.10)
Institutional 3 Class
Year Ended 12/31/2019	$29.83	0.37	8.30	8.67	(0.76)	(3.07)	(3.83)
Year Ended 12/31/2018	$46.95	0.51	(7.62)	(7.11)	(0.45)	(9.56)	(10.01)
Year Ended 12/31/2017	$38.02	0.40	11.83	12.23	(0.81)	(2.49)	(3.30)
Year Ended 12/31/2016	$39.41	0.47	(1.32)	(0.85)	(0.28)	(0.26)	(0.54)
Year Ended 12/31/2015	$42.02	0.53	(1.01)	(0.48)	(0.56)	(1.57)	(2.13)
The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn International®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	$34.20	29.56%(b)	1.27%(c)	1.24%(c),(d)	0.76%	32%	$307,872
Year Ended 12/31/2018	$29.48	(16.13%)(b)	1.25%(c)	1.24%(c),(d)	0.51%	32%	$296,349
Year Ended 12/31/2017	$46.51	31.91%	1.23%	1.20%(d)	0.56%	37%	$465,830
Year Ended 12/31/2016	$37.71	(2.51%)	1.27%	1.23%	0.90%	46%	$576,235
Year Ended 12/31/2015	$39.08	(1.59%)	1.28%	1.24%	0.93%	50%	$812,479
Advisor Class
Year Ended 12/31/2019	$34.67	29.86%(b)	1.02%(c)	0.99%(c),(d)	1.00%	32%	$12,733
Year Ended 12/31/2018	$29.84	(15.90%)(b)	1.00%(c)	0.99%(c),(d)	0.97%	32%	$12,740
Year Ended 12/31/2017	$46.95	32.21%	0.98%	0.98%(d)	0.81%	37%	$99,578
Year Ended 12/31/2016	$38.03	(2.32%)	1.05%	1.05%	1.22%	46%	$101,988
Year Ended 12/31/2015	$39.41	(1.41%)	1.06%	1.06%	1.10%	50%	$486,763
Class C
Year Ended 12/31/2019	$31.92	28.61%(b)	2.02%(c)	2.00%(c),(d)	0.01%	32%	$18,749
Year Ended 12/31/2018	$27.63	(16.76%)(b)	2.00%(c)	1.99%(c),(d)	(0.11%)	32%	$22,817
Year Ended 12/31/2017	$44.57	30.93%	1.98%	1.97%(d)	(0.15%)	37%	$63,787
Year Ended 12/31/2016	$36.18	(3.26%)	2.01%	1.99%	0.13%	46%	$64,548
Year Ended 12/31/2015	$37.65	(2.33%)	2.01%	1.99%	0.18%	50%	$88,606
Institutional Class
Year Ended 12/31/2019	$34.25	29.89%(b)	1.02%(c)	0.99%(c),(d)	1.01%	32%	$1,947,995
Year Ended 12/31/2018	$29.51	(15.93%)(b)	1.00%(c)	0.99%(c),(d)	0.76%	32%	$1,824,055
Year Ended 12/31/2017	$46.57	32.24%	0.98%	0.98%(d)	0.85%	37%	$3,116,383
Year Ended 12/31/2016	$37.74	(2.28%)	0.98%	0.98%	1.13%	46%	$3,356,348
Year Ended 12/31/2015	$39.12	(1.33%)	0.97%	0.97%	1.21%	50%	$4,645,797
Institutional 2 Class
Year Ended 12/31/2019	$34.22	29.95%(b)	0.97%(c)	0.93%(c)	1.06%	32%	$183,763
Year Ended 12/31/2018	$29.49	(15.85%)(b)	0.93%(c)	0.93%(c)	0.81%	32%	$160,488
Year Ended 12/31/2017	$46.54	32.27%	0.93%	0.93%	0.87%	37%	$422,916
Year Ended 12/31/2016	$37.72	(2.23%)	0.93%	0.93%	1.15%	46%	$286,786
Year Ended 12/31/2015	$39.10	(1.29%)	0.92%	0.92%	1.26%	50%	$320,252
Institutional 3 Class
Year Ended 12/31/2019	$34.67	30.04%(b)	0.92%(c)	0.89%(c)	1.12%	32%	$239,441
Year Ended 12/31/2018	$29.83	(15.82%)(b)	0.88%(c)	0.88%(c)	1.10%	32%	$198,933
Year Ended 12/31/2017	$46.95	32.36%	0.88%	0.88%	0.89%	37%	$725,247
Year Ended 12/31/2016	$38.02	(2.19%)	0.88%	0.88%	1.20%	46%	$239,733
Year Ended 12/31/2015	$39.41	(1.23%)	0.88%	0.88%	1.26%	50%	$318,326
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	101

Financial Highlights  (continued)
Columbia Acorn International®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 12/31/2019	$29.44	0.06	8.27	8.33	(0.48)	(3.07)	(3.55)
Year Ended 12/31/2018	$46.51	0.12	(7.39)	(7.27)	(0.24)	(9.56)	(9.80)
Year Ended 12/31/2017	$37.71	0.21	11.63	11.84	(0.55)	(2.49)	(3.04)
Year Ended 12/31/2016	$39.07	0.21	(1.30)	(1.09)	(0.01)	(0.26)	(0.27)
Year Ended 12/31/2015	$41.67	0.23	(1.02)	(0.79)	(0.24)	(1.57)	(1.81)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn International®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 12/31/2019	$34.22	29.21%(b)	1.52%(c)	1.50%(c),(d)	0.19%	32%	$3,696
Year Ended 12/31/2018	$29.44	(16.32%)(b)	1.50%(c)	1.49%(c),(d)	0.26%	32%	$10,049
Year Ended 12/31/2017	$46.51	31.58%	1.49%	1.48%(d)	0.46%	37%	$13,218
Year Ended 12/31/2016	$37.71	(2.82%)	1.55%	1.55%	0.55%	46%	$4,637
Year Ended 12/31/2015	$39.07	(1.98%)	1.62%	1.62%	0.54%	50%	$4,945
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	103

Financial Highlights
Columbia Acorn USA®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$10.28	(0.05)	3.14	3.09	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$12.48	(0.07)	(0.04)	(0.11)	—	(2.09)	(2.09)
Year Ended 12/31/2017	$14.95	(0.09)	2.84	2.75	—	(5.22)	(5.22)
Year Ended 12/31/2016	$20.25	(0.11)	2.43	2.32	—	(7.62)	(7.62)
Year Ended 12/31/2015	$29.13	(0.18)	(0.18)(e)	(0.36)	—	(8.52)	(8.52)
Advisor Class
Year Ended 12/31/2019	$13.77	(0.03)	4.25	4.22	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$16.08	(0.05)	(0.09)	(0.14)	—	(2.17)	(2.17)
Year Ended 12/31/2017	$17.93	(0.06)	3.43	3.37	—	(5.22)	(5.22)
Year Ended 12/31/2016	$22.85	(0.07)	2.77	2.70	—	(7.62)	(7.62)
Year Ended 12/31/2015	$31.70	(0.13)	(0.20)(e)	(0.33)	—	(8.52)	(8.52)
Class C
Year Ended 12/31/2019	$4.52	(0.06)	1.33	1.27	—	(1.67)	(1.67)
Year Ended 12/31/2018	$6.56	(0.09)	0.04(e)	(0.05)	—	(1.99)	(1.99)
Year Ended 12/31/2017	$10.05	(0.13)	1.86	1.73	—	(5.22)	(5.22)
Year Ended 12/31/2016	$16.00	(0.18)	1.85	1.67	—	(7.62)	(7.62)
Year Ended 12/31/2015	$24.98	(0.33)	(0.13)(e)	(0.46)	—	(8.52)	(8.52)
Institutional Class
Year Ended 12/31/2019	$12.90	(0.03)	3.98	3.95	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$15.21	(0.04)	(0.09)	(0.13)	—	(2.18)	(2.18)
Year Ended 12/31/2017	$17.20	(0.05)	3.28	3.23	—	(5.22)	(5.22)
Year Ended 12/31/2016	$22.19	(0.07)	2.70	2.63	—	(7.62)	(7.62)
Year Ended 12/31/2015	$31.03	(0.12)	(0.20)(e)	(0.32)	—	(8.52)	(8.52)
Institutional 2 Class
Year Ended 12/31/2019	$13.87	(0.01)	4.28	4.27	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$16.21	(0.03)	(0.11)	(0.14)	—	(2.20)	(2.20)
Year Ended 12/31/2017	$18.02	(0.03)	3.44	3.41	—	(5.22)	(5.22)
Year Ended 12/31/2016	$22.90	(0.06)	2.80	2.74	—	(7.62)	(7.62)
Year Ended 12/31/2015	$31.71	(0.10)	(0.19)(e)	(0.29)	—	(8.52)	(8.52)
The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn USA®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	$11.69	30.88%(b)	1.45%(c)	1.41%(c),(d)	(0.43%)	91%	$56,578
Year Ended 12/31/2018	$10.28	(2.15%)(b)	1.44%(c)	1.42%(c),(d)	(0.49%)	86%	$49,179
Year Ended 12/31/2017	$12.48	19.14%(b)	1.44%	1.43%(d)	(0.55%)	84%	$47,960
Year Ended 12/31/2016	$14.95	12.70%	1.41%	1.41%	(0.58%)	98%	$80,721
Year Ended 12/31/2015	$20.25	(1.60%)	1.34%	1.34%	(0.63%)	35%	$95,048
Advisor Class
Year Ended 12/31/2019	$16.31	31.27%(b)	1.20%(c)	1.16%(c),(d)	(0.18%)	91%	$19,202
Year Ended 12/31/2018	$13.77	(1.91%)(b)	1.18%(c)	1.17%(c),(d)	(0.27%)	86%	$14,579
Year Ended 12/31/2017	$16.08	19.42%(b)	1.21%	1.20%(d)	(0.31%)	84%	$16,355
Year Ended 12/31/2016	$17.93	12.93%	1.18%	1.18%	(0.35%)	98%	$6,172
Year Ended 12/31/2015	$22.85	(1.36%)	1.12%	1.12%	(0.40%)	35%	$8,224
Class C
Year Ended 12/31/2019	$4.12	29.93%(b)	2.20%(c)	2.16%(c),(d)	(1.19%)	91%	$3,195
Year Ended 12/31/2018	$4.52	(2.92%)(b)	2.19%(c)	2.17%(c),(d)	(1.30%)	86%	$4,608
Year Ended 12/31/2017	$6.56	18.30%(b)	2.19%	2.19%(d)	(1.31%)	84%	$9,802
Year Ended 12/31/2016	$10.05	11.92%	2.13%	2.13%	(1.31%)	98%	$12,088
Year Ended 12/31/2015	$16.00	(2.28%)	2.02%	2.02%	(1.32%)	35%	$17,255
Institutional Class
Year Ended 12/31/2019	$15.17	31.28%(b)	1.20%(c)	1.16%(c),(d)	(0.18%)	91%	$158,696
Year Ended 12/31/2018	$12.90	(1.98%)(b)	1.18%(c)	1.17%(c),(d)	(0.26%)	86%	$149,048
Year Ended 12/31/2017	$15.21	19.44%(b)	1.16%	1.16%(d)	(0.27%)	84%	$189,408
Year Ended 12/31/2016	$17.20	13.00%	1.16%	1.16%	(0.34%)	98%	$492,739
Year Ended 12/31/2015	$22.19	(1.36%)	1.10%	1.10%	(0.40%)	35%	$768,658
Institutional 2 Class
Year Ended 12/31/2019	$16.46	31.41%(b)	1.13%(c)	1.08%(c)	(0.09%)	91%	$3,806
Year Ended 12/31/2018	$13.87	(1.89%)(b)	1.11%(c)	1.09%(c)	(0.19%)	86%	$3,332
Year Ended 12/31/2017	$16.21	19.56%(b)	1.08%	1.08%	(0.17%)	84%	$10,133
Year Ended 12/31/2016	$18.02	13.09%	1.07%	1.07%	(0.27%)	98%	$13,764
Year Ended 12/31/2015	$22.90	(1.23%)	1.01%	1.01%	(0.30%)	35%	$27,112
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	105

Financial Highlights  (continued)
Columbia Acorn USA®
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2019	$14.01	(0.01)	4.33	4.32	(0.01)	(1.67)	(1.68)
Year Ended 12/31/2018	$16.36	(0.02)	(0.11)	(0.13)	—	(2.22)	(2.22)
Year Ended 12/31/2017	$18.14	(0.03)	3.47	3.44	—	(5.22)	(5.22)
Year Ended 12/31/2016	$22.99	(0.04)	2.81	2.77	—	(7.62)	(7.62)
Year Ended 12/31/2015	$31.80	(0.08)	(0.21)(e)	(0.29)	—	(8.52)	(8.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn USA®
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2019	$16.65	31.45%(b)	1.08%(c)	1.03%(c)	(0.05%)	91%	$67,921
Year Ended 12/31/2018	$14.01	(1.86%)(b)	1.06%(c)	1.04%(c)	(0.11%)	86%	$55,248
Year Ended 12/31/2017	$16.36	19.60%(b)	1.05%	1.05%	(0.17%)	84%	$49,019
Year Ended 12/31/2016	$18.14	13.18%	1.01%	1.01%	(0.18%)	98%	$38,136
Year Ended 12/31/2015	$22.99	(1.23%)	0.97%	0.97%	(0.25%)	35%	$41,658
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	107

Financial Highlights
Columbia Acorn International SelectSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$23.44	0.09	7.67	7.76	(0.28)	(2.34)	—	(2.62)
Year Ended 12/31/2018	$28.89	0.06	(3.66)	(3.60)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.36	0.02	7.52	7.54	(0.01)	—	—	(0.01)
Year Ended 12/31/2016	$21.33	0.10	0.09(e)	0.19	(0.14)	—	(0.02)	(0.16)
Year Ended 12/31/2015	$22.04	0.17	(0.45)	(0.28)	(0.42)	—	(0.01)	(0.43)
Advisor Class
Year Ended 12/31/2019	$24.00	0.18	7.84	8.02	(0.42)	(2.34)	—	(2.76)
Year Ended 12/31/2018	$29.46	0.09	(3.70)	(3.61)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.77	0.08	7.68	7.76	(0.07)	—	—	(0.07)
Year Ended 12/31/2016	$21.74	0.17	0.08(e)	0.25	(0.20)	—	(0.02)	(0.22)
Year Ended 12/31/2015	$22.45	0.22	(0.44)	(0.22)	(0.48)	—	(0.01)	(0.49)
Class C
Year Ended 12/31/2019	$21.48	(0.10)	6.99	6.89	(0.03)	(2.34)	—	(2.37)
Year Ended 12/31/2018	$26.85	(0.12)	(3.40)	(3.52)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$19.99	(0.15)	7.01	6.86	—	—	—	—
Year Ended 12/31/2016	$19.96	(0.06)	0.09(e)	0.03	—	—	—	—
Year Ended 12/31/2015	$20.54	(0.01)	(0.41)	(0.42)	(0.15)	—	(0.01)	(0.16)
Institutional Class
Year Ended 12/31/2019	$23.81	0.17	7.78	7.95	(0.42)	(2.34)	—	(2.76)
Year Ended 12/31/2018	$29.25	0.14	(3.73)	(3.59)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.61	0.09	7.62	7.71	(0.07)	—	—	(0.07)
Year Ended 12/31/2016	$21.58	0.16	0.09(e)	0.25	(0.20)	—	(0.02)	(0.22)
Year Ended 12/31/2015	$22.30	0.24	(0.46)	(0.22)	(0.49)	—	(0.01)	(0.50)
Institutional 2 Class
Year Ended 12/31/2019	$24.01	0.18	7.86	8.04	(0.47)	(2.34)	—	(2.81)
Year Ended 12/31/2018	$29.44	0.11	(3.69)	(3.58)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.76	0.11	7.66	7.77	(0.09)	—	—	(0.09)
Year Ended 12/31/2016	$21.72	0.16	0.11(e)	0.27	(0.21)	—	(0.02)	(0.23)
Year Ended 12/31/2015	$22.43	0.22	(0.42)	(0.20)	(0.50)	—	(0.01)	(0.51)
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn International SelectSM
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	—	$28.58	33.37%(b)	1.54%(c)	1.35%(c),(d)	0.34%	46%	$37,461
Year Ended 12/31/2018	—	$23.44	(12.46%)(b)	1.54%	1.40%(d)	0.20%	48%	$26,073
Year Ended 12/31/2017	—	$28.89	35.30%(b)	1.54%	1.40%(d)	0.07%	49%	$26,336
Year Ended 12/31/2016	—	$21.36	0.90%(b)	1.55%(f)	1.48%(f)	0.49%	49%	$20,165
Year Ended 12/31/2015	0.00(g)	$21.33	(1.30%)(h)	1.55%	1.55%	0.74%	59%	$33,772
Advisor Class
Year Ended 12/31/2019	—	$29.26	33.73%(b)	1.29%(c)	1.10%(c),(d)	0.63%	46%	$2,030
Year Ended 12/31/2018	—	$24.00	(12.26%)(b)	1.29%	1.15%(d)	0.31%	48%	$1,201
Year Ended 12/31/2017	—	$29.46	35.67%(b)	1.29%	1.15%(d)	0.30%	49%	$1,820
Year Ended 12/31/2016	—	$21.77	1.15%(b)	1.29%(f)	1.21%(f)	0.77%	49%	$1,106
Year Ended 12/31/2015	0.00(g)	$21.74	(1.00%)(h)	1.27%	1.27%	0.97%	59%	$898
Class C
Year Ended 12/31/2019	—	$26.00	32.31%(b)	2.29%(c)	2.10%(c),(d)	(0.42%)	46%	$2,493
Year Ended 12/31/2018	—	$21.48	(13.11%)(b)	2.28%	2.15%(d)	(0.43%)	48%	$2,752
Year Ended 12/31/2017	—	$26.85	34.32%(b)	2.29%	2.15%(d)	(0.64%)	49%	$5,027
Year Ended 12/31/2016	—	$19.99	0.15%(b)	2.31%(f)	2.23%(f)	(0.29%)	49%	$4,346
Year Ended 12/31/2015	0.00(g)	$19.96	(2.05%)(h)	2.32%	2.32%	(0.06%)	59%	$5,390
Institutional Class
Year Ended 12/31/2019	—	$29.00	33.71%(b)	1.29%(c)	1.10%(c),(d)	0.59%	46%	$88,922
Year Ended 12/31/2018	—	$23.81	(12.28%)(b)	1.28%	1.15%(d)	0.47%	48%	$69,413
Year Ended 12/31/2017	—	$29.25	35.70%(b)	1.29%	1.15%(d)	0.36%	49%	$89,266
Year Ended 12/31/2016	—	$21.61	1.18%(b)	1.26%(f)	1.19%(f)	0.74%	49%	$73,631
Year Ended 12/31/2015	0.00(g)	$21.58	(1.03%)(h)	1.24%	1.24%	1.05%	59%	$96,311
Institutional 2 Class
Year Ended 12/31/2019	—	$29.24	33.82%(b)	1.22%(c)	1.00%(c)	0.65%	46%	$3,392
Year Ended 12/31/2018	—	$24.01	(12.16%)(b)	1.21%	1.06%	0.36%	48%	$1,200
Year Ended 12/31/2017	—	$29.44	35.72%(b)	1.22%	1.08%	0.41%	49%	$614
Year Ended 12/31/2016	—	$21.76	1.25%(b)	1.23%(f)	1.19%(f)	0.76%	49%	$440
Year Ended 12/31/2015	0.00(g)	$21.72	(0.94%)(h)	1.21%	1.21%	0.96%	59%	$2,268
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	109

Financial Highlights  (continued)
Columbia Acorn International SelectSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2019	$24.00	0.20	7.86	8.06	(0.50)	(2.34)	—	(2.84)
Year Ended 12/31/2018	$29.42	0.17	(3.74)	(3.57)	—	(1.85)	—	(1.85)
Year Ended 12/31/2017	$21.74	(0.07)	7.86	7.79	(0.11)	—	—	(0.11)
Year Ended 12/31/2016	$21.71	0.16	0.12(e)	0.28	(0.23)	—	(0.02)	(0.25)
Year Ended 12/31/2015	$22.42	0.28	(0.47)	(0.19)	(0.51)	—	(0.01)	(0.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
12/31/2016	0.06%	0.06%	0.06%	0.06%	0.04%	0.09%

(g)	Rounds to zero.
(h)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn International SelectSM
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2019	—	$29.22	33.90%(b)	1.16%(c)	0.96%(c)	0.72%	46%	$13,861
Year Ended 12/31/2018	—	$24.00	(12.14%)(b)	1.14%	1.02%	0.58%	48%	$8,627
Year Ended 12/31/2017	—	$29.42	35.81%(b)	1.17%	1.03%	(0.24%)	49%	$7,732
Year Ended 12/31/2016	—	$21.74	1.29%(b)	1.12%(f)	1.04%(f)	0.74%	49%	$322
Year Ended 12/31/2015	0.00(g)	$21.71	(0.89%)(h)	1.14%	1.14%	1.21%	59%	$660
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	111

Financial Highlights
Columbia Acorn SelectSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$10.34	(0.05)	2.96	2.91	(1.28)	(1.28)
Year Ended 12/31/2018	$14.62	(0.00)(e)	(1.52)	(1.52)	(2.76)	(2.76)
Year Ended 12/31/2017	$13.13	(0.03)	3.31	3.28	(1.79)	(1.79)
Year Ended 12/31/2016	$13.94	(0.04)	1.56	1.52	(2.33)	(2.33)
Year Ended 12/31/2015	$21.03	(0.09)	0.14	0.05	(7.14)	(7.14)
Advisor Class
Year Ended 12/31/2019	$12.59	(0.03)	3.62	3.59	(1.28)	(1.28)
Year Ended 12/31/2018	$17.19	0.04	(1.85)	(1.81)	(2.79)	(2.79)
Year Ended 12/31/2017	$15.13	0.01	3.84	3.85	(1.79)	(1.79)
Year Ended 12/31/2016	$15.69	(0.00)(e)	1.77	1.77	(2.33)	(2.33)
Year Ended 12/31/2015	$22.75	(0.04)	0.12	0.08	(7.14)	(7.14)
Class C
Year Ended 12/31/2019	$5.98	(0.08)	1.69	1.61	(1.28)	(1.28)
Year Ended 12/31/2018	$9.59	(0.08)	(0.88)	(0.96)	(2.65)	(2.65)
Year Ended 12/31/2017	$9.22	(0.09)	2.25	2.16	(1.79)	(1.79)
Year Ended 12/31/2016	$10.51	(0.10)	1.14	1.04	(2.33)	(2.33)
Year Ended 12/31/2015	$17.69	(0.19)	0.15	(0.04)	(7.14)	(7.14)
Institutional Class
Year Ended 12/31/2019	$12.03	(0.03)	3.46	3.43	(1.28)	(1.28)
Year Ended 12/31/2018	$16.54	0.04	(1.76)	(1.72)	(2.79)	(2.79)
Year Ended 12/31/2017	$14.63	0.01	3.69	3.70	(1.79)	(1.79)
Year Ended 12/31/2016	$15.24	(0.00)(e)	1.72	1.72	(2.33)	(2.33)
Year Ended 12/31/2015	$22.28	(0.03)	0.13	0.10	(7.14)	(7.14)
Institutional 2 Class
Year Ended 12/31/2019	$12.67	(0.02)	3.65	3.63	(1.28)	(1.28)
Year Ended 12/31/2018	$17.28	0.05	(1.86)	(1.81)	(2.80)	(2.80)
Year Ended 12/31/2017	$15.20	0.02	3.85	3.87	(1.79)	(1.79)
Year Ended 12/31/2016	$15.74	0.01	1.78	1.79	(2.33)	(2.33)
Year Ended 12/31/2015	$22.78	(0.08)	0.18	0.10	(7.14)	(7.14)
Institutional 3 Class
Year Ended 12/31/2019	$12.82	(0.01)	3.68	3.67	(1.28)	(1.28)
Year Ended 12/31/2018	$17.43	0.06	(1.86)	(1.80)	(2.81)	(2.81)
Year Ended 12/31/2017	$15.31	0.02	3.89	3.91	(1.79)	(1.79)
Year Ended 12/31/2016	$15.83	0.02	1.79	1.81	(2.33)	(2.33)
Year Ended 12/31/2015	$22.86	0.00(e)	0.11	0.11	(7.14)	(7.14)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn SelectSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	$11.97	28.53%	1.39%(c)	1.17%(c),(d)	(0.43%)	140%	$96,241
Year Ended 12/31/2018	$10.34	(12.71%)	1.38%	1.15%(d)	(0.02%)	60%	$90,911
Year Ended 12/31/2017	$14.62	26.42%	1.37%	1.16%(d)	(0.20%)	41%	$106,330
Year Ended 12/31/2016	$13.13	11.54%	1.37%	1.17%	(0.27%)	75%	$119,364
Year Ended 12/31/2015	$13.94	(0.73%)	1.35%(c)	1.22%(c)	(0.42%)	55%	$146,864
Advisor Class
Year Ended 12/31/2019	$14.90	28.84%	1.14%(c)	0.92%(c),(d)	(0.18%)	140%	$2,007
Year Ended 12/31/2018	$12.59	(12.50%)	1.13%	0.90%(d)	0.22%	60%	$4,304
Year Ended 12/31/2017	$17.19	26.71%	1.14%	0.91%(d)	0.05%	41%	$5,590
Year Ended 12/31/2016	$15.13	11.86%	1.13%	0.93%	(0.02%)	75%	$853
Year Ended 12/31/2015	$15.69	(0.53%)	1.12%(c)	0.99%(c)	(0.18%)	55%	$932
Class C
Year Ended 12/31/2019	$6.31	27.57%	2.14%(c)	1.92%(c),(d)	(1.16%)	140%	$2,860
Year Ended 12/31/2018	$5.98	(13.32%)	2.13%	1.90%(d)	(0.83%)	60%	$3,855
Year Ended 12/31/2017	$9.59	25.40%	2.12%	1.91%(d)	(0.95%)	41%	$22,559
Year Ended 12/31/2016	$9.22	10.67%	2.11%	1.91%	(1.01%)	75%	$27,524
Year Ended 12/31/2015	$10.51	(1.41%)	2.08%(c)	1.95%(c)	(1.15%)	55%	$34,589
Institutional Class
Year Ended 12/31/2019	$14.18	28.85%	1.14%(c)	0.92%(c),(d)	(0.18%)	140%	$129,407
Year Ended 12/31/2018	$12.03	(12.45%)	1.13%	0.90%(d)	0.22%	60%	$119,465
Year Ended 12/31/2017	$16.54	26.59%	1.13%	0.91%(d)	0.04%	41%	$157,664
Year Ended 12/31/2016	$14.63	11.88%	1.10%	0.90%	(0.02%)	75%	$144,313
Year Ended 12/31/2015	$15.24	(0.44%)	1.07%(c)	0.95%(c)	(0.15%)	55%	$183,642
Institutional 2 Class
Year Ended 12/31/2019	$15.02	28.98%	1.07%(c)	0.85%(c)	(0.12%)	140%	$2,872
Year Ended 12/31/2018	$12.67	(12.46%)	1.05%	0.84%	0.31%	60%	$2,027
Year Ended 12/31/2017	$17.28	26.72%	1.06%	0.85%	0.11%	41%	$1,735
Year Ended 12/31/2016	$15.20	11.96%	1.05%	0.85%	0.07%	75%	$1,036
Year Ended 12/31/2015	$15.74	(0.44%)	1.02%(c)	0.95%(c)	(0.33%)	55%	$911
Institutional 3 Class
Year Ended 12/31/2019	$15.21	28.94%	1.01%(c)	0.80%(c)	(0.07%)	140%	$20,461
Year Ended 12/31/2018	$12.82	(12.31%)	0.99%	0.79%	0.33%	60%	$14,834
Year Ended 12/31/2017	$17.43	26.79%	1.00%	0.80%	0.15%	41%	$15,001
Year Ended 12/31/2016	$15.31	12.02%	1.00%	0.80%	0.10%	75%	$4,389
Year Ended 12/31/2015	$15.83	(0.39%)	0.98%(c)	0.85%(c)	0.02%	55%	$5,056
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	113

Financial Highlights
Columbia Thermostat FundSM
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$13.85	0.27	1.79	2.06	(0.26)	(0.53)	(0.79)
Year Ended 12/31/2018	$14.63	0.24	(0.26)	(0.02)	(0.28)	(0.48)	(0.76)
Year Ended 12/31/2017	$14.60	0.25	0.50	0.75	(0.50)	(0.22)	(0.72)
Year Ended 12/31/2016	$14.31	0.20	0.44	0.64	(0.08)	(0.27)	(0.35)
Year Ended 12/31/2015	$14.86	0.27	(0.26)	0.01	(0.28)	(0.28)	(0.56)
Advisor Class
Year Ended 12/31/2019	$13.72	0.31	1.77	2.08	(0.30)	(0.53)	(0.83)
Year Ended 12/31/2018	$14.50	0.28	(0.27)	0.01	(0.31)	(0.48)	(0.79)
Year Ended 12/31/2017	$14.47	0.29	0.50	0.79	(0.54)	(0.22)	(0.76)
Year Ended 12/31/2016	$14.19	0.24	0.42	0.66	(0.11)	(0.27)	(0.38)
Year Ended 12/31/2015	$14.74	0.30	(0.25)	0.05	(0.32)	(0.28)	(0.60)
Class C
Year Ended 12/31/2019	$13.96	0.16	1.79	1.95	(0.15)	(0.53)	(0.68)
Year Ended 12/31/2018	$14.74	0.13	(0.26)	(0.13)	(0.17)	(0.48)	(0.65)
Year Ended 12/31/2017	$14.62	0.14	0.51	0.65	(0.31)	(0.22)	(0.53)
Year Ended 12/31/2016	$14.41	0.09	0.44	0.53	(0.05)	(0.27)	(0.32)
Year Ended 12/31/2015	$14.96	0.16	(0.26)	(0.10)	(0.17)	(0.28)	(0.45)
Institutional Class
Year Ended 12/31/2019	$13.65	0.30	1.76	2.06	(0.30)	(0.53)	(0.83)
Year Ended 12/31/2018	$14.43	0.28	(0.27)	0.01	(0.31)	(0.48)	(0.79)
Year Ended 12/31/2017	$14.40	0.29	0.50	0.79	(0.54)	(0.22)	(0.76)
Year Ended 12/31/2016	$14.12	0.23	0.43	0.66	(0.11)	(0.27)	(0.38)
Year Ended 12/31/2015	$14.67	0.31	(0.26)	0.05	(0.32)	(0.28)	(0.60)
Institutional 2 Class
Year Ended 12/31/2019	$13.74	0.32	1.77	2.09	(0.31)	(0.53)	(0.84)
Year Ended 12/31/2018	$14.52	0.29	(0.27)	0.02	(0.32)	(0.48)	(0.80)
Year Ended 12/31/2017	$14.49	0.29	0.50	0.79	(0.54)	(0.22)	(0.76)
Year Ended 12/31/2016	$14.20	0.24	0.43	0.67	(0.11)	(0.27)	(0.38)
Year Ended 12/31/2015	$14.75	0.31	(0.26)	0.05	(0.32)	(0.28)	(0.60)
Institutional 3 Class
Year Ended 12/31/2019	$13.72	0.32	1.76	2.08	(0.31)	(0.53)	(0.84)
Year Ended 12/31/2018	$14.50	0.30	(0.27)	0.03	(0.33)	(0.48)	(0.81)
Year Ended 12/31/2017	$14.46	0.30	0.51	0.81	(0.55)	(0.22)	(0.77)
Year Ended 12/31/2016	$14.18	0.25	0.42	0.67	(0.12)	(0.27)	(0.39)
Year Ended 12/31/2015	$14.74	0.31	(0.26)	0.05	(0.33)	(0.28)	(0.61)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Thermostat FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	$15.12	14.94%	0.58%(c)	0.50%(c),(d)	1.81%	158%	$225,113
Year Ended 12/31/2018	$13.85	(0.13%)	0.56%	0.50%(d)	1.66%	122%	$193,683
Year Ended 12/31/2017	$14.63	5.19%	0.54%	0.50%(d)	1.70%	33%	$257,752
Year Ended 12/31/2016	$14.60	4.47%	0.54%	0.50%	1.39%	95%	$398,781
Year Ended 12/31/2015	$14.31	0.07%	0.52%	0.50%	1.82%	69%	$387,967
Advisor Class
Year Ended 12/31/2019	$14.97	15.21%	0.33%(c)	0.25%(c),(d)	2.08%	158%	$16,208
Year Ended 12/31/2018	$13.72	0.12%	0.31%	0.25%(d)	1.91%	122%	$11,816
Year Ended 12/31/2017	$14.50	5.49%	0.29%	0.25%(d)	1.98%	33%	$16,227
Year Ended 12/31/2016	$14.47	4.69%	0.30%	0.25%	1.64%	95%	$15,664
Year Ended 12/31/2015	$14.19	0.33%	0.28%	0.25%	2.06%	69%	$17,453
Class C
Year Ended 12/31/2019	$15.23	14.02%	1.33%(c)	1.25%(c),(d)	1.05%	158%	$156,027
Year Ended 12/31/2018	$13.96	(0.88%)	1.31%	1.25%(d)	0.90%	122%	$166,292
Year Ended 12/31/2017	$14.74	4.48%	1.29%	1.25%(d)	0.96%	33%	$250,784
Year Ended 12/31/2016	$14.62	3.69%	1.28%	1.25%	0.63%	95%	$338,930
Year Ended 12/31/2015	$14.41	(0.68%)	1.27%	1.25%	1.08%	69%	$364,684
Institutional Class
Year Ended 12/31/2019	$14.88	15.14%	0.33%(c)	0.25%(c),(d)	2.06%	158%	$285,444
Year Ended 12/31/2018	$13.65	0.12%	0.31%	0.25%(d)	1.91%	122%	$253,123
Year Ended 12/31/2017	$14.43	5.52%	0.29%	0.25%(d)	1.97%	33%	$320,483
Year Ended 12/31/2016	$14.40	4.72%	0.28%	0.25%	1.64%	95%	$341,629
Year Ended 12/31/2015	$14.12	0.33%	0.26%	0.25%	2.08%	69%	$325,159
Institutional 2 Class
Year Ended 12/31/2019	$14.99	15.25%	0.28%(c)	0.21%(c)	2.16%	158%	$40,759
Year Ended 12/31/2018	$13.74	0.16%	0.26%	0.21%	1.97%	122%	$16,478
Year Ended 12/31/2017	$14.52	5.51%	0.26%	0.23%	1.97%	33%	$13,464
Year Ended 12/31/2016	$14.49	4.77%	0.27%	0.24%	1.66%	95%	$12,024
Year Ended 12/31/2015	$14.20	0.33%	0.25%	0.24%	2.14%	69%	$6,114
Institutional 3 Class
Year Ended 12/31/2019	$14.96	15.24%	0.25%(c)	0.16%(c)	2.13%	158%	$837
Year Ended 12/31/2018	$13.72	0.21%	0.22%	0.16%	2.04%	122%	$461
Year Ended 12/31/2017	$14.50	5.64%	0.21%	0.18%	2.04%	33%	$521
Year Ended 12/31/2016	$14.46	4.76%	0.21%	0.19%	1.71%	95%	$399
Year Ended 12/31/2015	$14.18	0.32%	0.20%	0.19%	2.08%	69%	$352
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	115

Financial Highlights
Columbia Acorn Emerging Markets FundSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$10.74	0.04	2.17	2.21	—	—	—
Year Ended 12/31/2018	$13.24	0.07	(2.40)	(2.33)	(0.16)	(0.01)	(0.17)
Year Ended 12/31/2017	$9.84	(0.02)	3.42	3.40	—	—	—
Year Ended 12/31/2016	$10.24	(0.01)	(0.32)	(0.33)	(0.03)	(0.04)	(0.07)
Year Ended 12/31/2015	$12.72	0.10	(2.42)	(2.32)	(0.15)	(0.01)	(0.16)
Advisor Class
Year Ended 12/31/2019	$10.85	0.07	2.20	2.27	—	—	—
Year Ended 12/31/2018	$13.38	0.10	(2.43)	(2.33)	(0.19)	(0.01)	(0.20)
Year Ended 12/31/2017	$9.92	0.02	3.44	3.46	—	—	—
Year Ended 12/31/2016	$10.32	0.01	(0.31)	(0.30)	(0.06)	(0.04)	(0.10)
Year Ended 12/31/2015	$12.83	0.17	(2.49)	(2.32)	(0.18)	(0.01)	(0.19)
Class C
Year Ended 12/31/2019	$10.63	(0.05)	2.15	2.10	—	—	—
Year Ended 12/31/2018	$13.09	(0.02)	(2.37)	(2.39)	(0.07)	(0.01)	(0.08)
Year Ended 12/31/2017	$9.80	(0.09)	3.38	3.29	—	—	—
Year Ended 12/31/2016	$10.20	(0.09)	(0.31)	(0.40)	—	—	—
Year Ended 12/31/2015	$12.65	0.01	(2.39)	(2.38)	(0.06)	(0.01)	(0.07)
Institutional Class
Year Ended 12/31/2019	$10.79	0.07	2.18	2.25	—	—	—
Year Ended 12/31/2018	$13.29	0.10	(2.41)	(2.31)	(0.19)	(0.01)	(0.20)
Year Ended 12/31/2017	$9.85	0.03	3.41	3.44	—	—	—
Year Ended 12/31/2016	$10.26	(0.00)(i)	(0.31)	(0.31)	(0.06)	(0.04)	(0.10)
Year Ended 12/31/2015	$12.74	0.13	(2.42)	(2.29)	(0.18)	(0.01)	(0.19)
Institutional 2 Class
Year Ended 12/31/2019	$10.86	0.07	2.21	2.28	—	—	—
Year Ended 12/31/2018	$13.38	0.11	(2.43)	(2.32)	(0.20)	(0.01)	(0.21)
Year Ended 12/31/2017	$9.91	0.04	3.43	3.47	—	—	—
Year Ended 12/31/2016	$10.32	(0.02)	(0.28)	(0.30)	(0.07)	(0.04)	(0.11)
Year Ended 12/31/2015	$12.82	0.15	(2.45)	(2.30)	(0.19)	(0.01)	(0.20)
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn Emerging Markets FundSM
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	—	$12.95	20.58%(b)	2.14%	1.54%(c)	0.33%	31%	$22,674
Year Ended 12/31/2018	—	$10.74	(17.58%)(b),(d)	2.02%(e)	1.52%(c),(e)	0.54%	53%	$22,442
Year Ended 12/31/2017	—	$13.24	34.55%(b)	1.98%	1.70%(c)	(0.14%)	47%	$33,982
Year Ended 12/31/2016	—	$9.84	(3.20%)(b)	1.84%(e)	1.84%(e)	(0.11%)	43%	$49,141
Year Ended 12/31/2015	—	$10.24	(18.25%)	1.67%	1.67%	0.88%	58%	$88,574
Advisor Class
Year Ended 12/31/2019	—	$13.12	20.92%(b)	1.89%	1.29%(c)	0.55%	31%	$797
Year Ended 12/31/2018	—	$10.85	(17.39%)(b),(f)	1.77%(e)	1.27%(c),(e)	0.79%	53%	$828
Year Ended 12/31/2017	—	$13.38	34.88%(b)	1.73%	1.43%(c)	0.19%	47%	$1,337
Year Ended 12/31/2016	—	$9.92	(2.91%)	1.57%(e)	1.57%(e)	0.09%	43%	$1,306
Year Ended 12/31/2015	—	$10.32	(18.04%)	1.36%	1.36%	1.37%	58%	$3,459
Class C
Year Ended 12/31/2019	—	$12.73	19.76%(b)	2.90%	2.29%(c)	(0.45%)	31%	$7,811
Year Ended 12/31/2018	0.01	$10.63	(18.20%)(b),(g)	2.76%(e)	2.26%(c),(e)	(0.20%)	53%	$9,138
Year Ended 12/31/2017	—	$13.09	33.57%(b)	2.74%	2.43%(c)	(0.78%)	47%	$15,546
Year Ended 12/31/2016	—	$9.80	(3.92%)(b)	2.60%(e)	2.59%(e)	(0.87%)	43%	$15,534
Year Ended 12/31/2015	—	$10.20	(18.83%)	2.42%	2.42%	0.12%	58%	$22,953
Institutional Class
Year Ended 12/31/2019	—	$13.04	20.85%(b)	1.89%	1.29%(c)	0.56%	31%	$22,305
Year Ended 12/31/2018	0.01	$10.79	(17.28%)(b),(h)	1.76%(e)	1.26%(c),(e)	0.79%	53%	$25,476
Year Ended 12/31/2017	—	$13.29	34.92%(b)	1.74%	1.42%(c)	0.28%	47%	$53,415
Year Ended 12/31/2016	—	$9.85	(3.04%)(b)	1.59%(e)	1.58%(e)	(0.04%)	43%	$38,969
Year Ended 12/31/2015	—	$10.26	(17.98%)	1.42%	1.42%	1.12%	58%	$147,688
Institutional 2 Class
Year Ended 12/31/2019	—	$13.14	20.99%(b)	1.81%	1.22%	0.61%	31%	$2,172
Year Ended 12/31/2018	0.01	$10.86	(17.24%)(b),(j)	1.69%(e)	1.19%(e)	0.88%	53%	$509
Year Ended 12/31/2017	—	$13.38	35.02%(b)	1.65%	1.33%	0.33%	47%	$1,030
Year Ended 12/31/2016	—	$9.91	(2.90%)	1.46%(e)	1.46%(e)	(0.23%)	43%	$806
Year Ended 12/31/2015	—	$10.32	(17.96%)	1.34%	1.34%	1.22%	58%	$12,643
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	117

Financial Highlights  (continued)
Columbia Acorn Emerging Markets FundSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2019	$10.76	0.08	2.19	2.27	—	—	—
Year Ended 12/31/2018	$13.27	0.12	(2.41)	(2.29)	(0.21)	(0.01)	(0.22)
Year Ended 12/31/2017	$9.82	0.02	3.43	3.45	—	—	—
Year Ended 12/31/2016	$10.23	0.03	(0.33)	(0.30)	(0.07)	(0.04)	(0.11)
Year Ended 12/31/2015	$12.71	0.15	(2.43)	(2.28)	(0.19)	(0.01)	(0.20)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.
(h)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.
(i)	Rounds to zero.
(j)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
The accompanying Notes to Financial Statements are an integral part of this statement.
118	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn Emerging Markets FundSM
	Reimbursement from affiliate	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2019	—	$13.03	21.10%(b)	1.78%	1.17%	0.71%	31%	$879
Year Ended 12/31/2018	—	$10.76	(17.27%)(b),(d)	1.65%(e)	1.14%(e)	0.94%	53%	$693
Year Ended 12/31/2017	—	$13.27	35.13%(b)	1.59%	1.14%	0.16%	47%	$912
Year Ended 12/31/2016	—	$9.82	(2.92%)(b)	1.45%	1.45%	0.29%	43%	$2
Year Ended 12/31/2015	—	$10.23	(17.90%)	1.27%	1.27%	1.24%	58%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	119

Financial Highlights
Columbia Acorn European FundSM
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$15.56	0.06	7.09	7.15	(0.19)	(0.19)
Year Ended 12/31/2018	$19.27	0.11	(3.70)	(3.59)	(0.12)	(0.12)
Year Ended 12/31/2017	$14.12	0.06	5.28	5.34	(0.19)	(0.19)
Year Ended 12/31/2016	$14.75	0.16	(0.67)	(0.51)	(0.12)	(0.12)
Year Ended 12/31/2015	$14.34	0.10	0.50	0.60	(0.19)	(0.19)
Advisor Class
Year Ended 12/31/2019	$15.68	0.12	7.13	7.25	(0.23)	(0.23)
Year Ended 12/31/2018	$19.36	0.19	(3.75)	(3.56)	(0.12)	(0.12)
Year Ended 12/31/2017	$14.18	0.10	5.32	5.42	(0.24)	(0.24)
Year Ended 12/31/2016	$14.82	0.17	(0.65)	(0.48)	(0.16)	(0.16)
Year Ended 12/31/2015	$14.40	0.24	0.41	0.65	(0.23)	(0.23)
Class C
Year Ended 12/31/2019	$15.33	(0.06)	6.93	6.87	(0.05)	(0.05)
Year Ended 12/31/2018	$19.12	(0.02)	(3.65)	(3.67)	(0.12)	(0.12)
Year Ended 12/31/2017	$13.99	(0.04)	5.21	5.17	(0.04)	(0.04)
Year Ended 12/31/2016	$14.63	0.03	(0.64)	(0.61)	(0.03)	(0.03)
Year Ended 12/31/2015	$14.16	(0.00)(e)	0.48	0.48	(0.01)	(0.01)
Institutional Class
Year Ended 12/31/2019	$15.60	0.12	7.10	7.22	(0.23)	(0.23)
Year Ended 12/31/2018	$19.27	0.15	(3.70)	(3.55)	(0.12)	(0.12)
Year Ended 12/31/2017	$14.11	0.14	5.26	5.40	(0.24)	(0.24)
Year Ended 12/31/2016	$14.75	0.19	(0.67)	(0.48)	(0.16)	(0.16)
Year Ended 12/31/2015	$14.34	0.15	0.49	0.64	(0.23)	(0.23)
Institutional 2 Class
Year Ended 12/31/2019	$15.78	0.14	7.17	7.31	(0.25)	(0.25)
Year Ended 12/31/2018	$19.46	0.19	(3.75)	(3.56)	(0.12)	(0.12)
Year Ended 12/31/2017	$14.25	0.20	5.25	5.45	(0.24)	(0.24)
Year Ended 12/31/2016	$14.89	0.18	(0.66)	(0.48)	(0.16)	(0.16)
Year Ended 12/31/2015	$14.47	0.15	0.50	0.65	(0.23)	(0.23)
Institutional 3 Class
Year Ended 12/31/2019	$15.53	0.14	7.06	7.20	(0.25)	(0.25)
Year Ended 12/31/2018	$19.17	(0.04)	(3.48)	(3.52)	(0.12)	(0.12)
Year Ended 12/31/2017(f)	$15.02	0.03	4.40	4.43	(0.28)	(0.28)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
120	Columbia Acorn Family of Funds | Annual Report 2019

Financial Highlights  (continued)
Columbia Acorn European FundSM
	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	$22.52	45.96%	1.88%	1.44%	0.33%	30%	$33,361
Year Ended 12/31/2018	$15.56	(18.78%)	1.81%(c)	1.45%(c)	0.57%	39%	$22,870
Year Ended 12/31/2017	$19.27	37.89%	1.94%	1.58%(d)	0.33%	34%	$32,487
Year Ended 12/31/2016	$14.12	(3.47%)	2.00%	1.75%	1.07%	40%	$26,269
Year Ended 12/31/2015	$14.75	4.17%	2.06%	1.75%	0.67%	37%	$40,368
Advisor Class
Year Ended 12/31/2019	$22.70	46.30%	1.63%	1.19%	0.60%	30%	$1,906
Year Ended 12/31/2018	$15.68	(18.53%)	1.55%(c)	1.19%(c)	0.97%	39%	$1,496
Year Ended 12/31/2017	$19.36	38.29%	1.71%	1.28%(d)	0.55%	34%	$2,942
Year Ended 12/31/2016	$14.18	(3.27%)	1.79%	1.50%	1.15%	40%	$362
Year Ended 12/31/2015	$14.82	4.48%	1.81%	1.50%	1.59%	37%	$408
Class C
Year Ended 12/31/2019	$22.15	44.79%	2.64%	2.19%	(0.30%)	30%	$6,186
Year Ended 12/31/2018	$15.33	(19.34%)	2.56%(c)	2.20%(c)	(0.12%)	39%	$8,770
Year Ended 12/31/2017	$19.12	36.95%	2.69%	2.31%(d)	(0.25%)	34%	$13,965
Year Ended 12/31/2016	$13.99	(4.21%)	2.75%	2.50%	0.18%	40%	$7,112
Year Ended 12/31/2015	$14.63	3.41%	2.82%	2.50%	(0.02%)	37%	$7,220
Institutional Class
Year Ended 12/31/2019	$22.59	46.35%	1.63%	1.19%	0.64%	30%	$49,616
Year Ended 12/31/2018	$15.60	(18.57%)	1.56%(c)	1.20%(c)	0.80%	39%	$32,813
Year Ended 12/31/2017	$19.27	38.35%	1.69%	1.29%(d)	0.77%	34%	$48,965
Year Ended 12/31/2016	$14.11	(3.29%)	1.73%	1.50%	1.29%	40%	$11,345
Year Ended 12/31/2015	$14.75	4.43%	1.78%	1.50%	1.01%	37%	$11,766
Institutional 2 Class
Year Ended 12/31/2019	$22.84	46.33%	1.60%	1.13%	0.73%	30%	$2,175
Year Ended 12/31/2018	$15.78	(18.44%)	1.50%(c)	1.13%(c)	0.96%	39%	$2,554
Year Ended 12/31/2017	$19.46	38.32%	1.64%	1.28%	1.14%	34%	$3,988
Year Ended 12/31/2016	$14.25	(3.23%)	1.68%	1.47%	1.26%	40%	$1,262
Year Ended 12/31/2015	$14.89	4.48%	1.75%	1.48%	0.98%	37%	$2,122
Institutional 3 Class
Year Ended 12/31/2019	$22.48	46.42%	1.54%	1.09%	0.74%	30%	$19
Year Ended 12/31/2018	$15.53	(18.51%)	1.41%(c)	1.08%(c)	(0.21%)	39%	$3
Year Ended 12/31/2017(f)	$19.17	29.55%	1.58%(g)	1.09%(g)	0.17%(g)	34%	$210
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Acorn Family of Funds | Annual Report 2019	121

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Thermostat FundSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.
Columbia Thermostat FundSM pursues its investment objective by investing in shares of other mutual funds. As a “fund of funds”, under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated funds (underlying funds) according to the current level of the Standard & Poor’s (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.
Fund shares
The Trust and each Fund may issue an unlimited number of shares (without par value). Each of Fund currently offers each of the share classes listed in the Statement of Assets and Liabilities.
Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay shareholders different distribution amounts to the extent the expenses of the share classes differ, and the amount of distributions in the event of a Fund’s liquidation will be proportional to the net asset value of each share class of the Fund. Each share class has its own fees (sales charges), expenses and other features. These, together with information about certain conflicts of interest associated with the fees and expenses paid by certain share classes, are discussed fully in each Fund’s prospectus and Statement of Additional Information (SAI).
As described in each Fund’s prospectus, Class A and Class C shares are available to all investors. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available through authorized investment professionals to retirement plans and to certain other institutional investors described in each Fund’s prospectus. Class R shares are available to retirement and health savings plans and other institutional investors.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds’ share classes have equal rights with respect to voting, subject to Fund or class-specific matters.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
122	Columbia Acorn Family of Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Security valuation
Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat FundSM, investments in underlying funds are valued at their net asset values as reported by the underlying funds. A security listed on a national securities exchange is valued at the exchange official closing price. A security traded on the over-the-counter market is valued at the mean of the latest bid and ask the prices at the time of valuation. A security for which there is no reported sale on the valuation date is valued by the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are primarily valued at amortized cost, which approximates market value.
Futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Columbia Acorn International® and Columbia Acorn USA® bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, a Fund bears risks that it
Columbia Acorn Family of Funds | Annual Report 2019	123

Notes to Financial Statements  (continued)
December 31, 2019
may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn International® and Columbia Acorn USA® including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Acorn International®
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	132,836*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	17,116,780

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	132,836
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	69,389,273

124	Columbia Acorn Family of Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Columbia Acorn USA®
At December 31, 2019, the Fund had no outstanding derivatives.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	626,727
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,087,724

*	Based on the ending daily outstanding amounts for the year ended December 31, 2019.
Security transactions and investment income
Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
The Funds may receive distributions from holdings in exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Funds’ management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.
Fund share valuation
Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.
Columbia Acorn Family of Funds | Annual Report 2019	125

Notes to Financial Statements  (continued)
December 31, 2019
Securities lending
Each Fund, except Columbia Thermostat FundSM, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks and or other institutional borrowers of securities that the Funds’ securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds’ lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of December 31, 2019 by each Fund is included in the Statements of Operations.
Offsetting of assets and liabilities
The following table presents the Funds’ gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by each Fund with securities on loan as of December 31, 2019:
	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn SelectSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	11,246,025	46,598,154	1,229,360	789,000	242,900	2,126,840
Total Liabilities	11,246,025	46,598,154	1,229,360	789,000	242,900	2,126,840
Total Financial and Derivative Net Assets	(11,246,025)	(46,598,154)	(1,229,360)	(789,000)	(242,900)	(2,126,840)
Financial Instruments	11,301,714	44,403,298	1,133,470	727,458	227,259	2,041,650
Net Amount (a)	55,689	(2,194,856)	(95,890)	(61,542)	(15,641)	(85,190)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Securities lending transactions
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Funds as of December 31, 2019:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Columbia Acorn® Fund
Securities lending transactions
Equity securities	$11,301,714	$—	$—	$—	$11,301,714
Gross amount of recognized liabilities for securities lending (collateral received)					11,246,025
Amounts due to counterparty in the event of default					$(55,689)
126	Columbia Acorn Family of Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Columbia Acorn International®
Securities lending transactions
Equity securities	$44,403,298	$—	$—	$—	$44,403,298
Gross amount of recognized liabilities for securities lending (collateral received)					46,598,154
Amounts due to counterparty in the event of default					$2,194,856
Columbia Acorn USA®
Securities lending transactions
Equity securities	$1,133,470	$—	$—	$—	$1,133,470
Gross amount of recognized liabilities for securities lending (collateral received)					1,229,360
Amounts due to counterparty in the event of default					$95,890
Columbia Acorn SelectSM
Securities lending transactions
Equity securities	$727,458	$—	$—	$—	$727,458
Gross amount of recognized liabilities for securities lending (collateral received)					789,000
Amounts due to counterparty in the event of default					$61,542
Columbia Acorn Emerging Markets FundSM
Securities lending transactions
Equity securities	$227,259	$—	$—	$—	$227,259
Gross amount of recognized liabilities for securities lending (collateral received)					242,900
Amounts due to counterparty in the event of default					$15,641
Columbia Acorn European FundSM
Securities lending transactions
Equity securities	$2,041,650	$—	$—	$—	$2,041,650
Gross amount of recognized liabilities for securities lending (collateral received)					2,126,840
Amounts due to counterparty in the event of default					$85,190
Federal income tax status
It is each Fund’s policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat FundSM distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.
Foreign taxes
Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.
Columbia Acorn Family of Funds | Annual Report 2019	127

Notes to Financial Statements  (continued)
December 31, 2019
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Investment management fees
CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds’ business affairs.
CWAM receives a monthly advisory fee based on each Fund’s daily net assets at the following annual rates:
Columbia Acorn® Fund
Average daily net assets	Annual fee rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International®
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA®
Average daily net assets	Annual fee rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International SelectSM
Average daily net assets	Annual fee rate
Up to $500 million	0.89%
$500 million and over	0.85%

128	Columbia Acorn Family of Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Columbia Acorn SelectSM
Average daily net assets	Annual fee rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat FundSM
Annual fee rate
All average daily net assets	0.10%

Columbia Acorn Emerging Markets FundSM
Average daily net assets	Annual fee rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European FundSM
Average daily net assets	Annual fee rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%
Effective May 1, 2019, through April 30, 2020, CWAM has contractually agreed to waive 0.21% of the advisory fee otherwise payable to it by Columbia Acorn SelectSM. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager. Prior to May 1, 2019, CWAM had contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn SelectSM.
For the year ended December 31, 2019, the effective investment advisory fee rates (net of the advisory fee waiver for Columbia Acorn SelectSM) were as follows:
Fund	Effective investment advisory fee rate (%)
Columbia Acorn® Fund	0.67
Columbia Acorn International®	0.79
Columbia Acorn USA®	0.92
Columbia Acorn International SelectSM	0.89
Columbia Acorn SelectSM	0.64
Columbia Thermostat FundSM	0.10
Columbia Acorn Emerging Markets FundSM	1.25
Columbia Acorn European FundSM	1.19
Advisory Affiliates
The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), may coordinate in providing services to their clients. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. From time to time, the Investment Manager may engage employees of its Columbia Management to provide portfolio management services to certain accounts managed by the Investment Manager, including Columbia Thermostat FundSM. These employees will provide services to the Investment Manager pursuant to personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
Columbia Acorn Family of Funds | Annual Report 2019	129

Notes to Financial Statements  (continued)
December 31, 2019
Pursuant to such arrangements, employees of Columbia Management may serve as “associated persons” of the Investment Manager and, in this capacity, may provide portfolio management services to the Fund on behalf of the Investment Manager subject to the oversight and supervision of the Investment Manager and the Funds’ Chief Compliance Officer, consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Funds’ compliance policies and procedures.
Administration fees
CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:
Columbia Acorn Trust
Aggregate average daily net assets of the trust	Annual fee rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
For the year ended December 31, 2019, the effective administration fee rate was 0.049% of each Fund’s average daily net assets. CWAM has contractually delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Funds in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On December 31, 2019, Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Thermostat FundSM, Columbia Acorn Emerging Markets FundSMand Columbia Acorn European FundSM held five percent or more of the outstanding voting securities of one or more companies or a company which is under common ownership or control with the Funds. Details of investments in those affiliated companies are presented in the Notes to Portfolio of Investments of each Fund listed above.
For the year ended December 31, 2019, the Funds engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the 1940 Act and totaled as follows.
130	Columbia Acorn Family of Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Fund	Purchases ($)	Sales ($)	Realized gain/(loss) from sale transactions ($)
Columbia Acorn International®	1,771,218	—	—
Columbia Acorn European FundSM	—	1,021,813	533,029
Transfer agency fees
Under a Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency, dividend disbursing and shareholder services to the Funds for which the Funds pay transfer agency fees. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to provide certain services and assist the Transfer Agent carrying out its duties. The Transfer Agent pays the fees of DST for its services and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). In addition, the Transfer Agent enters into agreements with various financial intermediaries through which investors may hold Fund shares, including Ameriprise Financial and its affiliates. These intermediaries also may provide shareholder services (Additional Shareholder Services) for which they are compensated by the Transfer Agent, which is in turn compensated by the Funds. Additional Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting and/or the provision of call center support and other customer services.
The Funds pay the Transfer Agent a monthly transfer agency fee that varies by account type (on a per account or asset-based basis) based on the cost of servicing the Funds. In addition, subject to certain limitations described in the Funds’ prospectuses and except with respect to Institutional 3 Class shares, the Funds pay a fee to the Transfer Agent for the Additional Shareholder Services provided by financial intermediaries who maintain shares through omnibus or networked accounts in amounts that vary by share class and with the distribution channel, type of intermediary and type of services provided.
The Funds compensate the Transfer Agent for certain out-of-pocket expenses as approved by the Board of Trustees from time to time. Such out-of-pocket expenses may include networking account fees paid to dealer firms by the Transfer Agent with respect to shareholder accounts established or maintained pursuant to the National Securities Clearing Corporation’s (NSCC) networking system. A significant portion of such networking account fees are paid by the Transfer Agent to dealer firms affiliated with Ameriprise Financial and its affiliates.
The Transfer Agent also receives compensation from the Funds for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Through June 30, 2019, the Transfer Agent contractually agreed to limit the total fees payable to it by Columbia Acorn® Fund to an annual rate of not more than 0.07% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class.
Through June 30, 2019, the Transfer Agent contractually agreed to limit the total fees payable to it by Columbia Acorn International® to an annual rate of not more than 0.11% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class.
Effective July 1, 2019 through April 30, 2020, the Transfer Agent contractually agreed to limit the total fees payable to it by Columbia Acorn USA® for Institutional 2 Class and Institutional 3 Class shares of the Funds to not more than 0.04% and 0.00%, respectively, of the average daily net assets attributable to each share class. This agreement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager. Prior to July 1, 2019, the Transfer Agent had contractually agreed to limit the total fees payable to it by Columbia Acorn USA® to an annual rate of not more than 0.14% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class.
Columbia Acorn Family of Funds | Annual Report 2019	131

Notes to Financial Statements  (continued)
December 31, 2019
Effective July 1, 2019 through June 30, 2020, the Transfer Agent contractually agreed to limit the total fees payable to it by Columbia Acorn International SelectSM for Institutional 2 Class and Institutional 3 Class shares of the Funds to not more than 0.05% and 0.00%, respectively, of the average daily net assets attributable to each share class. This agreement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.
Through June 30, 2019, the Transfer Agent contractually agreed to limit the total fees payable to it by Columbia Acorn SelectSM to an annual rate of not more than 0.11% for all share classes of the Fund other than Institutional 2 Class and Institutional 3 Class.
Effective July 1, 2019 through April 30, 2020, the Transfer Agent contractually agreed to limit the total fees payable to it by Columbia Acorn European FundSM for Institutional 2 Class and Institutional 3 Class shares of the Funds to not more than 0.05% and 0.00%, respectively, of the average daily net assets attributable to each share class. This agreement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.
For each Fund, through June 30, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended December 31, 2019, the Funds’ effective transfer agency fee rates, as a percentage of average daily net assets of each class were as follows:
Fund	Class A (%)	Advisor Class (%)	Class C (%)	Institutional Class (%)	Institutional 2 Class (%)	Institutional 3 Class (%)	Class R (%)
Columbia Acorn® Fund	0.08	0.08	0.08	0.08	0.06	0.00	—
Columbia Acorn International®	0.11	0.11	0.11	0.11	0.06	0.00	0.11
Columbia Acorn USA®	0.13	0.13	0.13	0.13	0.05	—	—
Columbia Acorn International SelectSM	0.14	0.14	0.14	0.14	0.05	—	—
Columbia Acorn SelectSM	0.12	0.12	0.12	0.12	0.06	0.00	—
Columbia Thermostat FundSM	0.10	0.10	0.10	0.10	0.06	0.01	—
Columbia Acorn Emerging Markets FundSM	0.13	0.13	0.13	0.13	0.06	0.01	—
Columbia Acorn European FundSM	0.11	0.11	0.11	0.11	0.05	—	—
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Funds and recorded as part of expense reductions in the Statement of Operations.
For the year ended December 31, 2019, these minimum account balance fees reduced total expenses as follows:
Fund	Amount ($)
Columbia Acorn® Fund	7,439
Columbia Acorn International®	8,156
Columbia Acorn USA®	1,322
Columbia Acorn International SelectSM	580
Columbia Acorn SelectSM	1,300
Columbia Thermostat FundSM	450
Columbia Acorn Emerging Markets FundSM	40
Distribution and service fees
CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds. Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A and Class C shares and a monthly distribution fee equal to 0.75% and 0.50%, annually, of the average daily net assets attributable to Class C and Class R shares, respectively. CMID receives no compensation with respect to Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares.
132	Columbia Acorn Family of Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended December 31, 2019, if any, are listed below:
	Front End (%)		CDSC (%)		Amount ($)
Fund	Class A	Class C	Class A	Class C	Class A	Class C
Columbia Acorn® Fund	5.75	—	0.50 - 1.00(a)	1.00(b)	245,197	2,917
Columbia Acorn International®	5.75	—	0.50 - 1.00(a)	1.00(b)	71,964	1,096
Columbia Acorn USA®	5.75	—	0.50 - 1.00(a)	1.00(b)	45,810	729
Columbia Acorn International SelectSM	5.75	—	0.50 - 1.00(a)	1.00(b)	64,793	240
Columbia Acorn SelectSM	5.75	—	0.50 - 1.00(a)	1.00(b)	14,307	4
Columbia Thermostat FundSM	5.75	—	0.50 - 1.00(a)	1.00(b)	284,851	4,093
Columbia Acorn Emerging Markets FundSM	5.75	—	0.50 - 1.00(a)	1.00(b)	9,021	223
Columbia Acorn European FundSM	5.75	—	0.50 - 1.00(a)	1.00(b)	34,957	1,655

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective July 1, 2019, through June 30, 2020, CWAM contractually agreed to waive fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investments in other investment companies, if any) do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional	Institutional 2	Institutional 3
Columbia Acorn International SelectSM	1.31%	1.06%	2.06%	1.06%	0.97%	0.92%
This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after June 30, 2020.
With respect to Columbia Acorn International SelectSM Fund, the Transfer Agent contractually agreed, effective July 1, 2019, to waive a portion of the fees payable by the Fund such that through June 30, 2020, fees paid by the Fund to the Transfer Agent do not exceed (i) 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund and (ii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund.
Effective July 1, 2019, through April 30, 2020, CWAM contractually agreed to waive fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any) do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional Class	Institutional Class 2	Institutional Class 3
Columbia Acorn Emerging Markets FundSM	1.55%	1.30%	2.30%	1.30%	1.24%	1.19%
Columbia Acorn European FundSM	1.45%	1.20%	2.20%	1.20%	1.14%	1.09%
These agreements may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that these agreements will continue after April 30, 2020.
With respect to Columbia Acorn European FundSM, the Transfer Agent contractually agreed, effective July 1, 2019, to waive a portion of the fees payable by the Fund such that through April 30, 2020, fees paid by the Fund to the Transfer Agent do not exceed (i) 0.05% of the average daily net assets of Institutional 2 Class shares of the Fund and (ii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund.
Columbia Acorn Family of Funds | Annual Report 2019	133

Notes to Financial Statements  (continued)
December 31, 2019
Effective May 1, 2019 through April 30, 2020, CWAM contractually agreed to waive fees and/or reimburse expenses, so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any, and in the case of Columbia Thermostat FundSM its underlying portfolio funds), do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional	Institutional Class 2	Institutional Class 3
Columbia Acorn USA®	1.42%	1.17%	2.17%	1.17%	1.08%	1.04%
Columbia Thermostat FundSM	0.50%	0.25%	1.25%	0.25%	0.21%	0.17%
These agreements may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that these agreements will continue after April 30, 2020.
With respect to Columbia Acorn USA®, the Transfer Agent contractually agreed, effective July 1, 2019, to waive a portion of the fees payable by the Fund such that through April 30, 2020, fees paid by the Fund to the Transfer Agent do not exceed (i) 0.04% of the average daily net assets of Institutional 2 Class shares of the Fund and (ii) 0.00% of the average daily net assets of Institutional 3 Class shares of the Fund.
Effective May 1, 2019 through April 30, 2020, CWAM contractually agreed to waive fees and/or reimburse expenses, so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, if any), do not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional	Institutional Class 2	Institutional Class 3	Class R
Columbia Acorn® Fund	1.11%	0.86%	1.86%	0.86%	0.82%	0.78%	—
Columbia Acorn International FundSM	1.24%	0.99%	1.99%	0.99%	0.92%	0.88%	1.49%
These agreements may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that these agreements will continue after April 30, 2020.
Prior to July 1, 2019, CWAM contractually waived fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any), did not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional Class	Institutional Class 2	Institutional Class 3
Columbia Acorn Emerging Markets FundSM	1.55%	1.30%	2.30%	1.30%	1.19%	1.14%
Columbia Acorn European FundSM	1.45%	1.20%	2.20%	1.20%	1.13%	1.08%
Columbia Acorn International SelectSM	1.40%	1.15%	2.15%	1.15%	1.06%	1.01%
Prior to May 1, 2019, CWAM contractually waived fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund’s investments in other investment companies, if any, and in the case of Columbia Thermostat FundSM its underlying portfolio funds), did not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional Class	Institutional Class 2	Institutional Class 3
Columbia Thermostat FundSM	0.50%	0.25%	1.25%	0.25%	0.20%	0.15%
Prior to May 1, 2019, CWAM had contractually agreed to waive fees and/or reimburse expenses so that the Funds’ ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, if any), did not exceed the following annual rates as a percentage of each class’ average daily net assets:
Fund	Class A	Advisor	Class C	Institutional Class	Institutional Class 2	Institutional Class 3
Columbia Acorn® Fund	1.11%	0.86%	1.86%	0.86%	0.84%	0.79%
Columbia Acorn USA®	1.42%	1.17%	2.17%	1.17%	1.08%	1.03%
134	Columbia Acorn Family of Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In addition to these contractual agreements, CWAM has voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but each Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Expenses waived and/or reimbursed by CWAM and its affiliates for the year ended December 31, 2019, were as follows:
Fund	Expenses waived and/or reimbursed ($)
Columbia Acorn® Fund	526,759
Columbia Acorn International®	752,249
Columbia Acorn USA®	123,041
Columbia Acorn International SelectSM	256,477
Columbia Acorn SelectSM	577,740
Columbia Thermostat FundSM	540,615
Columbia Acorn Emerging Markets FundSM	353,052
Columbia Acorn European FundSM	341,717
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward, derivative investments, re-characterization of distributions for investments, distribution reclassifications, earnings and profits distributed to shareholders on the redemption of shares, excess distributions, foreign capital gains tax, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings, post-October capital losses, net operating loss, and foreign tax reclaims refunded. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase (decrease) ($)
Columbia Acorn® Fund	3,763,852	(37,464,189)	33,700,337
Columbia Acorn International®	2,564,696	(2,564,696)	—
Columbia Acorn USA®	446,604	(2,034,068)	1,587,464
Columbia Acorn International SelectSM	107,089	(107,089)	—
Columbia Acorn SelectSM	970,675	(5,966,400)	4,995,725
Columbia Thermostat FundSM	(69,686)	(2,522,637)	2,592,323
Columbia Acorn Emerging Markets FundSM	80,208	82,498	(162,706)
Columbia Acorn European FundSM	(4,126)	4,126	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
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Notes to Financial Statements  (continued)
December 31, 2019
The tax character of distributions paid during the years indicated was as follows:
	Year Ended December 31, 2019			Year Ended December 31, 2018
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)
Columbia Acorn® Fund	—	496,942,419	496,942,419	37,915,020	499,453,341	—	537,368,361
Columbia Acorn International®	55,821,641	243,260,344	299,081,985	32,057,937	727,292,326	—	759,350,263
Columbia Acorn USA®	2,301,803	32,204,318	34,506,121	3,405,694	40,748,093	—	44,153,787
Columbia Acorn International SelectSM	2,144,105	10,853,970	12,998,075	—	7,949,544	—	7,949,544
Columbia Acorn SelectSM	—	24,323,133	24,323,133	6,598,354	46,290,607	—	52,888,961
Columbia Thermostat FundSM	20,939,965	15,177,349	36,117,314	18,363,013	17,140,765	—	35,503,778
Columbia Acorn Emerging Markets FundSM	—	—	—	895,420	—	72,290	967,710
Columbia Acorn European FundSM	825,760	—	825,760	700,145	—	—	700,145
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
Columbia Acorn® Fund	—	200,927,488	—	1,013,928,121
Columbia Acorn International®	14,611,679	100,345,476	—	858,292,229
Columbia Acorn USA®	—	6,700,747	—	60,540,143
Columbia Acorn International SelectSM	670,388	—	—	37,149,085
Columbia Acorn SelectSM	992,766	6,674,900	—	46,054,190
Columbia Thermostat FundSM	6,514,040	5,759,456	—	42,218,646
Columbia Acorn Emerging Markets FundSM	—	—	(74,627,251)	11,917,768
Columbia Acorn European FundSM	410,423	—	(6,998,201)	29,963,394
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
Columbia Acorn® Fund	3,170,405,147	1,032,234,605	(18,306,484)	1,013,928,121
Columbia Acorn International®	1,895,356,787	893,230,980	(34,938,751)	858,292,229
Columbia Acorn USA®	249,975,142	66,633,742	(6,093,599)	60,540,143
Columbia Acorn International SelectSM	110,606,865	39,920,989	(2,771,904)	37,149,085
Columbia Acorn SelectSM	207,446,274	49,176,307	(3,122,117)	46,054,190
Columbia Thermostat FundSM	679,354,988	42,218,646	—	42,218,646
Columbia Acorn Emerging Markets FundSM	44,982,368	14,400,770	(2,483,002)	11,917,768
Columbia Acorn European FundSM	64,990,827	30,623,935	(660,541)	29,963,394
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
136	Columbia Acorn Family of Funds | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
Fund	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
Columbia Acorn Emerging Markets FundSM	(45,869,771)	(28,757,480)	(74,627,251)	—	—
Columbia Acorn European FundSM	(6,998,201)	—	(6,998,201)	1,460,895	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2019, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2020.
Fund	Late year ordinary losses ($)	Post-October capital losses ($)
Columbia Acorn International SelectSM	—	798,590
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2019, were:
	Purchases ($)	Proceeds from sales ($)
Columbia Acorn® Fund	4,194,233,277	4,813,578,526
Columbia Acorn International®	821,417,653	1,295,637,909
Columbia Acorn USA®	268,637,678	323,193,841
Columbia Acorn International SelectSM	63,390,521	59,122,789
Columbia Acorn SelectSM	352,255,707	396,850,576
Columbia Thermostat FundSM	1,089,429,655	1,085,424,853
Columbia Acorn Emerging Markets FundSM	17,651,150	31,485,149
Columbia Acorn European FundSM	22,933,448	30,929,158
The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Payments by affiliates
During the year ended December 31, 2018, Columbia Acorn Emerging Markets FundSM received a payment of $34,559 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in Increase from payment by affiliate on the Statement of Changes in Net Assets.
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in
Columbia Acorn Family of Funds | Annual Report 2019	137

Notes to Financial Statements  (continued)
December 31, 2019
each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
During the year ended December 31, 2019, the following fund(s) had borrowings:
Fund	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Columbia Acorn International®	15,600,000	3.13	2
Columbia Acorn USA®	4,100,000	3.49	2
Columbia Acorn International SelectSM	500,000	3.44	3
Columbia Acorn SelectSM	1,680,000	3.35	5
Columbia Thermostat FundSM	5,266,667	3.48	6
Interest expense incurred by the Funds is recorded as a line of credit interest expense in the Statement of Operations. The Funds had no outstanding borrowings at December 31, 2019.
Note 8. Significant risks
Financial sector risk
Columbia Acorn Emerging Markets FundSM may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Funds to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that Columbia Acorn International® , Columbia Acorn International SelectSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM concentrate their investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Health care sector risk
Columbia Acorn® Fund, Columbia Acorn USA® and Columbia Acorn SelectSM may be more susceptible to the particular risks that may affect companies in the health care sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
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Notes to Financial Statements  (continued)
December 31, 2019
Industrial sector risk
Columbia Acorn International®, Columbia Acorn International SelectSM and Columbia Acorn European FundSM may be more susceptible to the particular risks that may affect companies in the industrials sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Information technology sector risk
Columbia Acorn® Fund, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM may be more susceptible to the particular risks that may affect companies in the information technology sector than if they were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Shareholder concentration risk
At December 31, 2019, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Acorn® Fund	—	—	—
Columbia Acorn International®	1	12.7	—
Columbia Acorn USA®	1	25.4	—
Columbia Acorn International SelectSM	—	—	27.8
Columbia Acorn SelectSM	1	18.3	14.1
Columbia Thermostat FundSM	1	14.6	21.5
Columbia Acorn Emerging Markets FundSM	1	18.9	31.5
Columbia Acorn European FundSM	3	35.9	25.7
Small- and mid-cap company risk
Columbia Acorn® Fund, Columbia Acorn International®, Columbia Acorn USA®, Columbia Acorn International SelectSM, Columbia Acorn SelectSM, Columbia Acorn Emerging Markets FundSM and Columbia Acorn European FundSM investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
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Notes to Financial Statements  (continued)
December 31, 2019
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding Class C shares of Columbia Acorn® Fund and Columbia Acorn USA® (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur during in the second quarter of 2020.
In February 2020, the Board of Trustees approved an Agreement and Plan of Reorganization to reorganize Columbia Acorn Emerging Markets Fund with and into Columbia Acorn International and to reorganize Columbia Acorn Select with and into Columbia Acorn Fund. Pursuant to applicable law (including the 1940 Act) the reorganizations may be implemented without shareholder approval. The reorganizations are expected to occur in the third quarter of 2020 and are expected to be tax-free reorganizations for U.S. federal income tax purposes.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
140	Columbia Acorn Family of Funds | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Acorn Trust and Shareholders of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund, and Columbia Acorn European Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund, and Columbia Acorn European Fund (eight of the funds constituting Columbia Acorn Trust, hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Acorn Trust since 2004.
Columbia Acorn Family of Funds | Annual Report 2019	141

Federal Income Tax Information
(Unaudited)
The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2019. Shareholders were notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
	Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
Columbia Acorn® Fund	0.00%	0.00%	$563,463,175	$0	$0.0000	$0	$0.00
Columbia Acorn International®	89.01%	0.59%	$196,384,674	$3,116,727	$0.0393	$52,950,211	$0.67
Columbia Acorn USA®	0.00%	0.00%	$33,347,490	$0	$0.0000	$0	$0.00
Columbia Acorn International SelectSM	100.00%	0.00%	$10,140,571	$168,746	$0.0329	$2,261,878	$0.44
Columbia Acorn SelectSM	0.00%	0.00%	$31,311,069	$0	$0.0000	$0	$0.00
Columbia Thermostat FundSM	12.22%	11.57%	$17,852,561	$31,787	$0.0007	$391,898	$0.01
Columbia Acorn Emerging Markets FundSM	0.00%	0.00%	$0	$231,765	$0.0531	$1,159,638	$0.27
Columbia Acorn European FundSM	100.00%	0.00%	$0	$126,313	$0.0305	$1,434,925	$0.35
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
142	Columbia Acorn Family of Funds | Annual Report 2019

Board of Trustees and Management of the Columbia Acorn Family of Funds
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 54, Chair	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 71	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 66	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	Chair, RMB Investors Trust (9 series).
Eric A. Feldstein (2), 60	2018	Chief Financial Officer, Health Care Service Corporation (HCSC) since 2016; Executive Vice President, American Express Company, 2010-2016.	11	Board Member, (as HCSC’s delegate), BCS Financial Corporation, 2016-2019; Board Member, Northern Trust Mutual Fund Complex (51 series), 2015-2016.
John C. Heaton, 60	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	11	None.
Columbia Acorn Family of Funds | Annual Report 2019	143

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Independent trustees  (continued)
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 63	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 66, Vice Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Trustee Emeritus
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 85 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Feldstein no longer serves as a trustee of the Trust effective January 1, 2020.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(4)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
Fund officers
Name and age at December 31, 2019	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Michael G. Clarke, 50	Assistant Treasurer	2004	Vice President – Accounting and Tax, Columbia Management Investment Advisers, LLC since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
David L. Frank, 56	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002.
Paul B. Goucher, 51	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015.
Tae Han (Simon) Kim, 39	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
144	Columbia Acorn Family of Funds | Annual Report 2019

Board of Trustees and Management of the Columbia Acorn Family of Funds  (continued)
Fund officers  (continued)
Name and age at December 31, 2019	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
John Kunka, 49	Treasurer	2006	Vice President, Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Treasurer and Chief Financial Officer, CWAM since 2014; Vice President of Accounting and Operations, CWAM since May 2006.
Stephen Kusmierczak, 52	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Joseph C. LaPalm, 50	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 49	Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 48	Co-President	2019	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2016 - 2019; formerly, portfolio manager, William Blair & Company 1993-2015.
Satoshi Matsunaga, 48	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005.
Thomas P. McGuire, 47	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Louis J. Mendes III, 55	Co-President	2019	Director of International Research, CWAM, since 2015; Principal Executive Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2019; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2003-2019; portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Julian Quero, 52	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 45	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Richard Watson, 50	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 50	Secretary	2006	Business support analyst, CWAM since April 2007.
Charles C. Young, 51	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011; associated with CWAM or its predecessors since 1995.
Columbia Acorn Family of Funds | Annual Report 2019	145

Expense Information
as of December 31, 2019
Columbia Acorn® Fund								Class A	Class AD	Class C	Class I1	Class I2	Class I3	Class R
Investment advisory fee	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.18%	0.18%	0.18%	0.18%	0.15%	0.10%
Net expense ratio	1.10%	0.85%	1.85%	0.85%	0.82%	0.77%
Columbia Acorn International®
Investment advisory fee	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses(a)	0.20%	0.20%	0.21%	0.20%	0.14%	0.10%	0.21%
Net expense ratio	1.24%	0.99%	2.00%	0.99%	0.93%	0.89%	1.50%
Columbia Acorn USA®
Investment advisory fee	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.24%	0.24%	0.24%	0.24%	0.16%	0.11%
Net expense ratio	1.41%	1.16%	2.16%	1.16%	1.08%	1.03%
Columbia Acorn International SelectSM
Investment advisory fee	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.21%	0.21%	0.21%	0.21%	0.11%	0.07%
Net expense ratio	1.35%	1.10%	2.10%	1.10%	1.00%	0.96%
Columbia Acorn SelectSM
Investment advisory fee	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.28%	0.28%	0.28%	0.28%	0.21%	0.16%
Net expense ratio	1.17%	0.92%	1.92%	0.92%	0.85%	0.80%
Columbia Thermostat FundSM
Investment advisory fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.15%	0.15%	0.15%	0.15%	0.11%	0.06%
Net expense ratio(b)	0.50%	0.25%	1.25%	0.25%	0.21%	0.16%
Columbia Acorn Emerging Markets FundSM
Investment advisory fee	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.04%	0.04%	0.04%	0.04%	-0.03%	-0.08%
Net expense ratio	1.54%	1.29%	2.29%	1.29%	1.22%	1.17%
Columbia Acorn European FundSM
Investment advisory fee	1.19%	1.19%	1.19%	1.19%	1.19%	1.19%
Distribution and/or service fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(a)	0.00%	0.00%	0.00%	0.00%	-0.06%	-0.10%
Net expense ratio	1.44%	1.19%	2.19%	1.19%	1.13%	1.09%
See the Funds’ prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.
Fees and expenses are for the year ended December 31, 2019. Please see Note 3, “Fees and Other Transactions With Affiliates” in the Notes to Financial Statements of this report for information on fee waivers and/or expense reimbursements in place for the Funds.
(a)	Other expenses include certain fee waivers and/or reimbursements, if applicable, which can potentially exceed other expenses charged.
(b)	Does not include estimated fees and expenses of 0.39% incurred by the Fund from the underlying portfolio funds in which it invests.
146	Columbia Acorn Family of Funds | Annual Report 2019

Additional information
The Funds mail one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Funds’ Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Funds, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Acorn Family of Funds | Annual Report 2019	147

Columbia Acorn Family of Funds
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Funds, go to columbiathreadneedleus.com/investor/. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN110_12_K01_(02/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

During the period covered by this report, the registrant's Board of Trustees determined that Eric Feldstein, a member of the registrant's Board of Trustees and Audit Committee, qualified as an audit committee financial expert. During the period covered by this report, Mr. Feldstein was an independent trustee, as defined in paragraph (a)(2) of this item's instructions. Mr. Feldstein no longer serves on the registrant's Board of Trustees effective January 1, 2020.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eight series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31,

2018 are approximately as follows:

2019	2018
$223,000	$272,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$27,030	$26,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2019 and 2018, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$86,100	$75,400

Tax Fees incurred in both fiscal years 2019 and 2018 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2019 and December 31, 2018 are as follows:

20192018

$0$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In both fiscal years 2019 and 2018, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant's Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X during both fiscal years ended December 31, 2019 and December 31, 2018 was zero.

(f) Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$338,100	$326,900

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust
By (Signature and Title)	/s/ Louis Mendes	_______
Louis Mendes, Co-President and Principal Executive Officer
Date	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Louis Mendes
Louis Mendes, Co-President and Principal Executive Officer
Date	February 21, 2020
By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer
Date	February 21, 2020